As filed with the Securities and Exchange Commission on June 4, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2017 – March 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT

MARCH 31, 2018

The views in this report were those of Absolute Investment Advisers LLC (“AIA” and “Absolute”), the investment  adviser to the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (each a “Fund” and collectively the “Funds”) as of March 31, 2018, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned  herein.

The Absolute Strategies Fund utilizes multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, focused portfolio risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, derivatives risk and cash and cash equivalents holdings risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500® Index infers that about 50% of the fund’s  returns were explained by the performance of the index (the rest of the performance was independent of the index). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks.  Other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH  31,  2018

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Strategies Fund (the “Fund”) for the year ended March 31, 2018.

Capital preservation/downside protection through unique risk and return positioning that helps diversify traditional portfolios are important themes of the Fund. Achieving these over the course of an investment cycle often means constructing a portfolio of investments that looks very different from other investment funds, including alternative ones. It requires being defensive at times when others are overly aggressive. It requires looking for value in areas of the market that are over-looked or unloved by other investors. Achieving these goals also means that the Fund’s performance is likely to go through periods of under-performance as well as out-performance versus other strategies. We believe that over time the uniqueness of the strategy creates significant non-correlation and diversification characteristics. The markets provided favorable conditions for the Fund during the volatile months of February and March of 2018. For those two months the Fund (Institutional Shares) returned 3.46% vs. -3.38% and -6.13% for the HRFX Global Hedge Fund Index and the S&P 500 Index respectively. For much of the remainder of the Fund’s fiscal  year, however, extreme low levels of volatility hindered our ability to generate performance and the Fund (Institutional Shares) returned -4.45% over the 12 months ended March 31, 2018. By comparison, the HRFX Global Hedge Fund Index returned 3.20% and the S&P 500 Index returned 13.99%.

We believe that recent dynamics have resulted in a market that is narrow and highly inefficient. Since the introduction of asset purchases by central banks (also known as quantitative easing), financial assets have become increasingly expensive and highly correlated; price-discovery and volatility are artificially suppressed. We believe that constructing  a portfolio of various industry-favored hedge fund strategies will not achieve the risk-adjusted results we desire. Traditional assets classes and most hedge fund strategies have become a correlated beta trade that acts in unison  with the overall equity markets. We believe there is little, if any, potential for a diversified portfolio of typical hedge fund strategies to produce anything other than the returns of a traditional portfolio. In effect, the entire hedge fund universe has become as crowded as the ETF universe, and both are taking nearly the same risks that also require abnormally low levels of volatility. A repricing of financial markets caused by artificially suppressed interest rates  would very likely result in large losses across equities, fixed income and many alternative investments. To produce alpha within such an environment would require an investment strategy to do something very different including, at times, to take the other side. While this approach has been frustrating over the past few years, we believe the eventual unwind of correlated asset risks creates an opportunity to set up a portfolio that can generate significant outperformance. We believe markets are setting up for an extensive long/short opportunity that takes advantage of confusion and continuous volatility. In fact, it may have already begun. Extended periods of extreme low levels of volatility are an historical anomaly. We believe the long-awaited return to normal levels of market volatility will provide a much improved environment for the Fund’s performance while creating challenges for funds geared toward passive market beta.

During the year, our discipline and process was preserved and the Fund maintained a balance of long and short exposures. We  continue to allocate capital based on opportunities to be long and short. The challenge has come from a market cycle that has been skewed by central bank intrusions. In this regard, as prudent investors who view markets through a lens of capital at risk, we must take into account what we believe are extreme levels of high valuations, the proliferation of momentum/trend investing, and artificially suppressed volatility when constructing the Fund’s portfolio.  All of these have been coiled against us in both time and price.  From a long/short perspective, we tend to favor underpriced or out of favor long ideas vs a short portfolio of overpriced or crowded areas. Many of these positions are simply relative-value relationships that revert to the mean as assets begin to seek value once areas of perfection eventually turn out to be illusory.  Volatility is used to help monetize these relationships over   time.  Our performance has been directly impacted by a lack of volatility, and an extreme turn of the market cycle that has punished out-of-favor longs while rewarding crowded, over-valued indexing.  This  has  created  a  large  spread between our long and short positions that has pushed our overall portfolio to opportunity levels we have not seen since 2009. We are now currently positioned for extensive mean reversion opportunities that have been  stretched  over several

1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH  31,  2018

years and have recently reached historic levels. Details of these opportunities along with recent performance are outlined below.

Value vs Growth. One major side effect from all of the central bank activity and momentum chasing is that value investing is currently stuck in one of the worst stretches on record. Value stocks have significantly lagged growth stocks over the past year, compounding a gap that has persisted since the end of the financial crisis almost ten years ago. Growth has outperformed value by 14% over the past 12 months and by approximately 70% since 2007. This has caused the bulk of our poor returns this year. However, the last time value underperformed growth to this degree was in 1999.   During the next three years, value outperformed growth by more than 100%.   We believe this is a significant market-neutral, risk/reward opportunity. Approximately 40-45% of our portfolio is positioned for this mean reversion idea of long value, short  growth/indices.

Short Equity. Market indices are trading at valuation levels only seen near 1929 and 2000 peaks. The median price/ sales for the S&P 500 is over 2.5x, or nearly 50% higher than the prior peak in 2007. The Russell 2000 Index trades for a P/E near 100. The Nasdaq Composite P/E is over 50.  While having a net short equity allocation has had a  negative impact on Fund performance, we believe many securities in various global markets and sectors are at risk of significant repricing, some upwards of 50% or more. Approximately 20% of the portfolio is currently positioned net short  equity securities.

Convertible Arbitrage. Convertible arbitrage is one of few areas of the financial markets that is not flooded with excess capital and has provided modest returns. Hedged convertible securities currently offer attractive return and risk characteristics relative to most other areas of the bond market. This strategy also offers a relatively steady return profile to diversify away from other areas of our portfolio. Approximately 20% of the portfolio is allocated to convertible arbitrage.

Energy. Energy is another area that is seeing significant divergence as compared to the overall market. The energy sector is close to its lowest weighting in the S&P 500 on record of only 4-5%; this was last seen near the 2000 bubble peak. Oil services companies recently traded near 2009 financial crisis lows.  Relative underperformance of energy  year to date versus the S&P 500 is -25%, and this has contributed to negative performance. However, following the  last low weighting in the S&P in 2000, energy companies outperformed the S&P by over 50% during the next three years and over 150% during the next six years. Approximately 10-12% of our portfolio is positioned long energy vs short  market indices.

Commodities. Other commodities are also at an extreme low vs overall equity market indices. The CRB Commodity Index has underperformed the S&P 500 by 40% over the last few years, a deficit nearly identical to that during the late 1990s. The ratio of commodities/S&P 500 is also on par with the early 1970s, a period that preceded significant commodity inflation. Both time periods saw commodities outperform the S&P 500 by over 100% during the following three years. A more modest 5-7% of our portfolio is targeted for long commodity-sensitive securities vs market  indices.

Volatility. Up until very recently, volatility has never been more compressed than it is today. The US equity market recently set a record for the number of days without a 3% dip in prices. Market players across financial markets are now using volatility as an input for risk taking. This is most certainly the case with risk parity strategies, but institutions and retail investors are also using short volatility trading to generate income or excess yield. This is very similar to the idea of selling credit default swaps (selling insurance) during the housing bubble which then led to the financial crisis.  It is estimated that risk parity, quants and Commodity Trading Adviser (CTA) strategies amount to $1 trillion in implicit short volatility strategies. Additionally, tens of billions are being bet directly on short volatility through ETFs. Volatility has never been more suppressed and, as seen in recent months, can return quickly.  We believe our overall portfolio is set up to benefit from an increase in volatility and should be able to capitalize on large spikes in market movements both long and  short.

In summary, many of the Fund’s long securities don’t have a big story or theme attached to them and may not be a major part of an index. The Fund’s short securities may be expensive and/or exhibiting low growth with significant  economic

2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH  31,  2018

sensitivity. Equity index securities are also used on the short side to create relative-value arbitrage opportunities versus Fund long securities.  Sub-adviser strategies based on long equity exposure were the Fund’s  top performers  over the last year with the exception of energy related securities, which provided negative performance. Convertible arbitrage also performed well during the period. This is notable because the strategy typically exhibits low sensitivity  to equity markets. Strategies that included short exposure were the largest detractors. Shorting has been particularly difficult as few things seemed to have gone down in price regardless of how poorly a company or group of companies performed. The Fund’s short exposure remains flexible and has varied over the past year as large spikes in volatility have offered opportunities to monetize short term gains. During periods of low volatility the Fund has maintained a large amount of short exposure due to historically high valuations and weak fundamentals (see below). The timing is uncertain but we believe the payoff in short opportunities could be significant. Long periods of low volatility and high valuations have historically given way to periods of high volatility, leading to market valuations reverting to the  mean.

We believe markets move in cycles over time. Occasionally cycles reach extremes, which has actually been a common occurrence over the past 20 years. Additionally, some markets may be nearing the end of an extreme bull cycle while others may be ending an extreme bear cycle. It is very difficult to know the timing of when a market cycle turns, and patience can be especially tested when both long and short positions are fighting the last trend.

In late 2008, it seemed as if the market would never stop going down.  Price-insensitive  sellers  dominated  the market.  Yet, we removed the bulk of our shorts and increased our net long position to the largest ever at the time.   We were early, but the opportunity was very large. Today, we see the inverse of that cycle. The market seems as if it  will never go down and price-insensitive buyers are dominating the market. Again, we may be early but the opportunity warrants our positioning.

Comment on recent market volatility and positioning:

In a prior commentary, we stressed that much of the distortions in asset prices were being leveraged further by large momentum players betting on short volatility, which could contribute a spark for an eventual market turbulence and we were well positioned for this turbulence in early  2018:

“We  have witnessed historic financial market intrusions by central banks that has created extreme distortions in asset prices and caused volatility to collapse. A lack of volatility has led risk-parity strategies, quant funds and momentum players to bet further on these extremes.  We  are even witnessing a massive bet on “short volatility”  which is essentially a replay of the “selling of insurance” gravy train that led up to the financial crisis. Is this a permanent new paradigm? Is it really different this time?  Those questions have been repeated throughout history  and the predictions have always proved incorrect.”

We continue to remind investors of what we see as extreme market risks in our dialogue, and it should, at a minimum, serve as a warning for what could eventually materialize into a much larger problem.  It is hard to tell exactly where   we go from here but we feel certain that downside risks are as great as anything we can analyze historically. At this time, we are maintaining our positioning. Should markets experience a large drawdown, there may be a short term opportunity to reduce some of our net short exposure. Option positions have also been utilized opportunistically for

3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH  31,  2018

both upside and downside tail risk. In effect, the Fund may capitalize on either significant spikes up or down in market indices.

The volatility shock of February 2018 should serve as a glimpse of what we believe is likely to come in the future. Just as the sub-prime and CDS crisis, it may not happen all at once. Sometimes a slower progression with large intermediate swings in asset prices can hurt just the same as an undiversified portfolio erodes over time.

Sincerely,

Jay Compson
Portfolio Manager
Absolute  Investment  Advisers LLC

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH  31,  2018

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, S&P 500 Index (“S&P 500”), Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”), the HFRX Global Hedge Fund Index (“HFRX”) and the MSCI World Index (“MSCI World”), over the past ten fiscal years. The S&P 500 is a broad-based, measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The HFRX is a broad-based measurement of the performance of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East; Asia and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Strategies Fund - Institutional Shares vs. S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Ten Year
Absolute Strategies Fund - Institutional Shares	-4.45%	-1.54%	0.60%
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
HFRX Global Hedge Fund Index	3.20%	1.29%	-0.24%
MSCI World Index	13.59%	9.70%	5.90%

5	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH  31,  2018

Comparison of Change in Value of a $250,000 Investment
Absolute Strategies Fund - R Shares vs. S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World  Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Ten Year
Absolute Strategies Fund - R Shares	-5.30%	-2.12%	0.10%
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
HFRX Global Hedge Fund Index	3.20%	1.29%	-0.24%
MSCI World Index	13.59%	9.70%	5.90%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.94% and 3.56%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratios for Institutional Shares and R Shares would be 1.94% and 2.51%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.99% and 2.24% for Institutional Shares and R Shares, respectively, through August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant  to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. To the extent that the Fund invests in another fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please  call  (888) 992-2765.

6	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH  31,  2018

Dear Shareholder,

For the year ending March 31, 2018, the Absolute Capital Opportunities Fund (the “Fund”) returned 14.13%. By comparison, the HFRX Equity Hedge Index returned 8.35%.

Over the past year, the Fund has been positioned defensively but has also owned broad market equity options, mostly on the S&P 500 Index, that should benefit from increased stock market volatility regardless of direction. Much of the Fund’s return was generated from these options in the first quarter of 2018 when market volatility returned. The options also detracted from performance in parts of 2017 when volatility was muted.

Kovitz Investment Group Partners, LLC (“Kovitz”), the Fund’s subadviser, utilizes a core equity long-short portfolio with opportunistic tail hedging, both upside and downside. This hedging allowed the Fund to generate a solid return, despite maintaining a value bias on the long side, in an environment where value under-performed growth by a significant margin (as measured by Russell 3000 Value and Growth Indices).

The Fund continues to be positioned much as it was in the first quarter of 2018. The Fund continues to be well hedged toward the downside. Kovitz believes the level of defensive positioning is prudent given the heightened starting valuations, low but potentially rising interest rates, and the potential (not probable) for geopolitical missteps. It is worth noting that the Fund does own a portfolio of competitively advantaged businesses generally trading at 12-16 times Kovitz’ estimation of normalized earnings, and call options designed to benefit from continued upside volatility or a generally rising stock market.

We believe the Fund is positioned well for a variety of market environments, particularly if equity markets remain volatile.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

7	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Absolute Capital Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Equity Hedge Index (“HFRX Equity”) and the S&P 500 Index (“S&P 500”), since inception. HFRX Equity measures the performance of strategies that maintain positions both    long and short in primarily equity and equity derivative securities. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Capital Opportunities Fund vs. HFRX Equity Hedge Index
and S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Since Inception 12/30/15
Absolute Capital Opportunities Fund	14.13%	10.49%
HFRX Equity Hedge Index	8.35%	4.82%
S&P 500 Index	13.99%	13.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.51%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 2.81%. However, the Fund’s adviser has contractually agreed  to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75%, through August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the    lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888)  992-2765.

8	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH  31,  2018

Dear Shareholder,

For the period ending March 31, 2018, the Absolute Convertible Arbitrage Fund (the “Fund”) returned 5.94%. By comparison, the HFRX Fixed Income Convertible Arbitrage Index returned 4.71%.

The Fund’s subadviser, Mohican Financial Management, LLC (“Mohican”), executes a convertible arbitrage strategy with a particular focus on small and mid-cap issues. Even though convertible bonds are hybrid securities, they are fixed income securities with some exposure to interest rates. Interest rates rose steadily during the period which put downward pressure on valuations.

Performance can be classified as “slow and steady” over the past year. Returns in each month were positive and the Fund exhibited extremely low volatility. Sensitivity to broad equity and fixed income markets has also been very low.

Mohican believes that the convertible asset class today looks healthy in terms of credit quality, short durations, security profile and liquidity. There were no convertible defaults in the first quarter following a year where the default rate was less than 1%. The average duration for the asset class is about 3 years, which we believe provides investors significant protection against interest rate fluctuations. Despite the recent drawdowns in equities, stock prices remain overvalued which means the convertible market continues to offer ample supply of “in-the-money”, heavier hedged, volatility arbitrage opportunities, and we expect liquidity to steadily improve.

Mohican also notes that convertible new issuance in the first quarter of 2018 was strong. 32 deals were priced which annualizes to 128 – well in excess of the 104 deals priced in 2017. Importantly, 30 of the 32 deals were issued by small and mid- cap companies and 31 of the 32 deals were not rated by the rating agencies. Mohican believes non-rated, small and mid-cap convertibles offer a consistent source of inefficiencies and value in the convertibles marketplace where returns can be extracted.

We believe the Fund is positioned for a variety of market environments, particularly if credit markets remain volatile.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

9	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in Absolute Convertible Arbitrage Fund (the “Fund”) compared with the performance of the benchmarks, HFRX Fixed Income Convertible Arbitrage Index ("HFRX Fixed Income"), Bloomberg Barclays U.S. Aggregate Bond Index ('Barclays Index'), IBoxx High Yield Index ("iBoxx Index") and the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The HFRX Fixed Income measures the performance of hedge fund strategies that are predicated on realizing of a spread between related instruments at least one of which is a convertible fixed income instrument. The iBoxx Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment
Absolute Convertible Arbitrage Fund vs. HFRX Fixed Income Convertible Arbitrage Index, Bloomberg Barclays U.S. Aggregate Bond Index,
iBoxx High Yield Index and S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Ten Year
Absolute Convertible Arbitrage Fund - Institutional Shares	5.94%	4.35%	6.41%
HFRX Fixed Income Convertible Arbitrage Index	4.71%	1.82%	-2.10%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
IBoxx High Yield Index	2.83%	4.07%	6.75%
S&P 500 Index	13.99%	13.31%	9.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.83%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 2.58%. However, the Fund’s adviser has contractually agreed  to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60%, through August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived     and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the    lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the

10	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888)  992-2765.

In August 2017, a hedge fund managed by Mohican Financial Management LLC reorganized into the Fund. The Fund’s performance for periods prior to the commencement of operations is that of the hedge fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the hedge fund was calculated net of the hedge fund’s fees and expenses. The performance of the hedge fund is not the performance of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the hedge fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower. The hedge fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2018

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	29.7%
Asset Backed Obligations	0.2%
Investment Companies	38.0%
Money Market Fund	24.3%
Purchased Options	0.4%
Short Positions
Common Stock	(17.6)%
Investment Company	(1.4)%
Other Assets & Liabilities, Net *	26.4%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 24.6% of net assets. See Note 2 of the accompanying Notes to Financial  Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	11.9%	31.5%
Consumer Staples	10.9%	13.8%
Energy	32.8%	0.0%
Financial	12.9%	23.9%
Healthcare	5.1%	0.0%
Industrial	8.9%	19.6%
Information Technology	1.9%	7.4%
Materials	11.5%	0.8%
Telecommunication Services	2.1%	3.0%
Utilities	2.0%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Long Positions - 92.6%
Common Stock - 29.7%
Consumer Discretionary - 3.6%
7,000	Anheuser-Busch InBev SA/NV, ADR	$769,580
20,000	CVS Health Corp.	1,244,200
39,630	Freshpet, Inc. (a)(b)	651,914
52,588	Green Plains Partners LP (a)	915,031
6,859	Lithia Motors, Inc., Class A (a)	689,467
106,698	Luby's, Inc. (b)	296,620
12,194	PetIQ, Inc. (a)(b)	324,360
14,600	The TJX Cos., Inc.	1,190,776
		6,081,948
Consumer Staples - 3.2%
8,383	Calavo Growers, Inc. (a)	772,912
16,767	General Mills, Inc.	755,521
10,000	Nestle SA, ADR	790,500
31,247	Pilgrim's Pride Corp. (a)(b)	768,989
11,432	Post Holdings, Inc. (a)(b)	866,088
28,961	Sprouts Farmers Market, Inc. (a)(b)	679,715
12,194	Tyson Foods, Inc., Class A (a)	892,479
		5,526,204
Energy - 9.7%
5,221	Andeavor	525,024
9,833	Antero Midstream GP LP	157,230
11,791	Antero Resources Corp. (b)	234,051
33,872	Cabot Oil & Gas Corp.	812,251
23,434	Centennial Resource Development, Inc., Class A (b)	430,014
18,270	Cheniere Energy, Inc. (b)	976,532
2,627	Cimarex Energy Co.	245,624
2,029	Concho Resources, Inc. (b)	305,019
10,562	Continental Resources, Inc./OK (b)	622,630
12,389	Devon Energy Corp.	393,846
5,070	Diamondback Energy, Inc. (b)	641,456
60,000	Enbridge, Inc.	1,888,200
17,991	Energy Transfer Partners LP	291,814
9,455	EOG Resources, Inc.	995,328
18,127	EQT Corp.	861,214
8,082	FTS International, Inc. (b)	148,628
9,566	Halliburton Co.	449,028
6,177	HollyFrontier Corp.	301,808
9,716	Keane Group, Inc. (b)	143,797
6,424	Marathon Petroleum Corp.	469,659
12,774	MPLX LP	422,053
6,347	ONEOK, Inc.	361,271
1,929	Phillips 66	185,030
1,750	Pioneer Natural Resources Co.	300,615
16,965	Plains GP Holdings, LP	368,989
13,980	ProPetro Holding Corp. (b)	222,142
11,681	RSP Permian, Inc. (b)	547,605
15,000	Schlumberger, Ltd.	971,700
29,190	Tallgrass Energy GP LP	555,194
13,401	Targa Resources Corp.	589,644
37,865	The Williams Cos., Inc.	941,324
20,860	WPX Energy, Inc. (b)	308,311
		16,667,031
Financial - 3.8%
6,600	Berkshire Hathaway, Inc., Class B (b)	1,316,568
35,000	Brookfield Asset Management, Inc., Class A	1,365,000
20,000	Loews Corp.	994,600
25,000	The Bank of New York Mellon Corp.	1,288,250
3,000	The Howard Hughes Corp. (b)	417,390
16,000	WR Berkley Corp.	1,163,200
		6,545,008

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Healthcare - 1.5%
45,000	Sanofi, ADR	$1,803,600
9,603	Zoetis, Inc. (a)	801,947
		2,605,547
Industrial - 2.7%
6,432	Alamo Group, Inc.	706,877
32,771	Briggs & Stratton Corp. (a)	701,627
6,097	Deere & Co. (a)	946,986
10,000	Expeditors International of Washington, Inc.	633,000
6,402	John Bean Technologies Corp. (a)	725,987
22,102	Trimble, Inc. (a)(b)	793,019
		4,507,496
Information Technology - 0.6%
53,000	Conduent, Inc. (b)	987,920
Materials - 3.4%
21,000	Axalta Coating Systems, Ltd. (b)	633,990
60,000	Cameco Corp.	545,400
8,383	Compass Minerals International, Inc.	505,495
8,383	Innophos Holdings, Inc.	337,080
5,000	Monsanto Co.	583,450
14,327	Nutrien, Ltd. (a)	677,094
19,500	Royal Gold, Inc.	1,674,465
8,534	US Silica Holdings, Inc.	217,788
5,911	Westlake Chemical Corp.	657,008
		5,831,770
Telecommunication Services - 0.6%
25,000	Liberty Global PLC, Class C (b)	760,750
20,000	News Corp., Class A	316,000
		1,076,750
Utilities - 0.6%
14,900	Dominion Energy, Inc.	1,004,707

Total Common Stock (Cost $44,295,545)		50,834,381

Principal	Security Description	Rate	Maturity	Value
Asset Backed Obligations - 0.2%
$48,385	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (c)	3.74%	03/25/36	44,586
35,424	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (c)	3.58	03/25/36	31,456
22,655	Banc of America Funding Corp., Series 2006-E 2A1 (c)	3.70	06/20/36	22,192
44,630	Banc of America Funding Corp., Series 2007-E 4A1 (c)	3.54	07/20/47	37,523
65,788	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	62,377
25,202	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	23,952
28,238	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	26,332
38,397	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5 1A1 (c)	3.80	09/25/47	37,424
50,643	IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (c)	3.65	09/25/36	43,875
22,714	JPMorgan Mortgage Trust, Series 2007-A2 4A1M (c)	3.61	04/25/37	21,936
32,375	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (c)	3.63	04/25/47	24,894
Total Asset Backed Obligations (Cost $249,667)				376,547

Shares	Security Description	Value
Investment Companies - 38.0%
1,529,930	Absolute Capital Opportunities Fund (b)(d)	19,154,722
2,840,976	Absolute Convertible Arbitrage Fund (d)	29,233,640
52,835	SPDR S&P 500 ETF Trust	13,903,530
125,000	VanEck Vectors Gold Miners ETF	2,747,500
Total Investment Companies (Cost $53,720,351)		65,039,392

Shares	Security Description	Value
Money Market Fund - 24.3%
41,734,470	State Street Institutional Treasury Money Market Fund, Premier Share Class, 1.50% (e) (Cost $41,734,470)	41,734,470

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 0.4%
Call Options Purchased - 0.0%
3,429	PowerShares DB Commodity Index Tracking Fund ETF (Premiums Paid $97,315)	$17.00	04/18	$5,829,300	$68,580
Put Options Purchased - 0.4%
1,860	iShares Russell 2000 ETF (Premiums Paid $574,187)	150.00	05/18	28,240,380	619,380
Total Purchased Options (Premiums Paid $671,502)					687,960
Total Long Positions - 92.6% (Cost $140,671,535)					158,672,750
Total Short Positions - (19.0)% (Proceeds $(34,589,488))					(32,481,023)
Other Assets & Liabilities, Net - 26.4%					45,132,462
Net Assets - 100.0%					$171,324,189

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
Short Positions - (19.0)%
Common Stock - (17.6)%
Consumer Discretionary - (5.5)%
(365)	Amazon.com, Inc.	$(528,279)
(21,035)	Bojangles', Inc.	(291,335)
(6,859)	Brinker International, Inc.	(247,610)
(7,050)	Carnival Corp.	(462,339)
(1,067)	Chipotle Mexican Grill, Inc.	(344,758)
(1,981)	Cracker Barrel Old Country Store, Inc.	(315,375)
(6,402)	Dave & Buster's Entertainment, Inc.	(267,220)
(2,439)	Dollarama, Inc.	(296,425)
(13,250)	DR Horton, Inc.	(580,880)
(18,291)	Duluth Holdings, Inc., Class B	(342,590)
(6,097)	Dunkin' Brands Group, Inc.	(363,930)
(10,200)	Fiat Chrysler Automobiles NV	(207,110)
(8,688)	Fiesta Restaurant Group, Inc.	(160,728)
(4,400)	HD Supply Holdings, Inc.	(166,936)
(2,743)	LCI Industries	(285,684)
(8,470)	Leggett & Platt, Inc.	(375,729)
(5,680)	Lowe's Cos., Inc.	(498,420)
(2,290)	Mohawk Industries, Inc.	(531,784)
(36,582)	Noodles & Co.	(276,194)
(6,097)	Red Robin Gourmet Burgers, Inc.	(353,626)
(6,707)	Shake Shack, Inc.	(279,212)
(21,993)	The Habit Restaurants, Inc., Class A	(193,538)
(2,830)	The Home Depot, Inc.	(504,419)
(9,000)	Tractor Supply Co.	(567,180)
(820)	Ulta Beauty, Inc.	(167,501)
(15,242)	Vista Outdoor, Inc.	(248,750)
(14,700)	Volvo AB, Class B	(268,039)
(1,219)	WW Grainger, Inc.	(344,087)
		(9,469,678)
Consumer Staples - (2.4)%
(8,530)	AerCap Holdings NV	(432,642)
(20,582)	Amira Nature Foods, Ltd.	(85,827)
(8,993)	Archer-Daniels-Midland Co.	(390,026)
(1,829)	Dr. Pepper Snapple Group, Inc.	(216,517)
(2,050)	FleetCor Technologies, Inc.	(415,125)
(15,242)	Flowers Foods, Inc.	(333,190)
(20,882)	Hostess Brands, Inc.	(308,845)
(2,591)	Ingredion, Inc.	(334,032)
(10,670)	Macquarie Infrastructure Corp.	(394,043)
(3,201)	McCormick & Co., Inc., Non-Voting Shares	(340,554)
(3,201)	PepsiCo., Inc.	(349,389)
(2,591)	Sanderson Farms, Inc.	(308,381)
(3,811)	The Kraft Heinz Co.	(237,387)
		(4,145,958)
Financial - (4.2)%
(330,000)	Agricultural Bank of China, Ltd., Class H	(187,535)
(8,840)	Air Lease Corp.	(376,761)
(2,025)	Alliance Data Systems Corp.	(431,041)
(3,280)	Ameriprise Financial, Inc.	(485,243)
(71,158)	Banco Santander SA, ADR	(466,085)
(18,550)	Bank of America Corp.	(556,315)
(338,000)	Bank of China, Ltd., Class H	(181,745)
(228,000)	Bank of Communications Co., Ltd., Class H	(178,666)
(245,000)	China CITIC Bank Corp., Ltd., Class H	(167,326)
(177,000)	China Construction Bank Corp., Class H	(181,778)
(232,000)	China Galaxy Securities Co., Ltd., Class H	(154,309)
(47,000)	China Merchants Bank Co., Ltd., Class H	(192,536)
(76,000)	CITIC Securities Co., Ltd., Class H	(173,921)
(20,800)	Deutsche Bank AG	(290,784)
(7,100)	Fastighets AB Balder	(178,227)
(237,000)	Industrial & Commercial Bank of China, Ltd., Class H	(203,234)
(61,700)	Intesa Sanpaolo SpA	(224,226)

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
Financial - (4.2)% (continued)
(2,650)	M&T Bank Corp.	$(488,554)
(4,775)	OTP Bank PLC	(214,814)
(9,300)	Swedbank AB, Class A	(208,280)
(16,200)	Synchrony Financial	(543,186)
(17,900)	The Blackstone Group LP	(571,905)
(10,250)	The Charles Schwab Corp.	(535,255)
		(7,191,726)
Industrial - (3.4)%
(3,811)	AGCO Corp.	(247,143)
(5,800)	Atlas Copco AB, Class A	(250,899)
(6,530)	Eaton Corp. PLC	(521,812)
(5,200)	Emerson Electric Co.	(355,160)
(3,060)	Illinois Tool Works, Inc.	(479,380)
(7,800)	Jacobs Engineering Group, Inc.	(461,370)
(1,430)	Martin Marietta Materials, Inc.	(296,439)
(16,700)	Peab AB	(150,204)
(11,900)	SKF AB, Class B	(242,994)
(1,905)	Snap-on, Inc.	(281,064)
(6,725)	Spirit AeroSystems Holdings, Inc., Class A	(562,882)
(4,800)	Textron, Inc.	(283,056)
(1,160)	The Boeing Co.	(380,341)
(5,704)	The Middleby Corp.	(706,098)
(2,170)	Vulcan Materials Co.	(247,749)
(5,300)	Wartsila OYJ Abp	(117,059)
(15,395)	Welbilt, Inc.	(299,433)
		(5,883,083)
Information Technology - (1.3)%
(2,170)	Autodesk, Inc.	(272,508)
(9,600)	CA, Inc.	(325,440)
(9,000)	Intel Corp.	(468,720)
(1,440)	NVIDIA Corp.	(333,490)
(6,600)	Oracle Corp.	(301,950)
(4,430)	salesforce.com, Inc.	(515,209)
		(2,217,317)
Materials - (0.2)%
(12,194)	American Vanguard Corp.	(246,319)
Telecommunication Services - (0.6)%
(175)	Booking Holdings, Inc.	(364,068)
(3,460)	Facebook, Inc., Class A	(552,874)
		(916,942)
Total Common Stock (Proceeds $(32,569,391))		(30,071,023)

Shares	Security Description	Value
Investment Company - (1.4)%
(20,000)	First Trust Dow Jones Internet Index Fund ETF (Proceeds $(2,020,097))	(2,410,000)
Total Short Positions - (19.0)% (Proceeds $(34,589,488))		$(32,481,023)

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
MARCH 31, 2018

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
PLC	Public Limited Company
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2018.
(d)	Affiliated Company.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

At March 31, 2018, the Fund held the following exchange traded futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
(150)	CME E-Mini Russell Future	06/15/18	$(11,373,647)	$(11,484,000)	$(110,353)
(475)	S&P 500 E-mini Future	06/15/18	(64,716,974)	(62,771,250)	1,945,724
25	Silver Future	05/29/18	2,075,692	2,033,500	(42,192)
			$(74,014,929)	$(72,221,750)	$1,793,179

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund’s Schedule of Investments. Transactions during the year with affiliates were as  follows:

Investment Companies
Absolute Capital Opportunities Fund	Balance 3/31/2017	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 3/31/2018	Realized Gain/(Loss)	Investment Income
Shares/Principal	1,289,545	240,385	–	–	1,529,930
Cost	$13,010,000	$3,000,000	$–	$–	$16,010,000	$–	$–
Value	14,146,311	–	–	2,008,411	19,154,722

Absolute Convertible Arbitrage Fund	Balance 3/31/2017	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 3/31/2018	Realized Gain/(Loss)	Investment Income
Shares/Principal	–	2,840,976	–	–	2,840,976
Cost	$–	$29,047,189	$–	$–	$29,047,189	$–	$47,189
Value	–	–	–	186,451	29,233,640

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Consumer Discretionary	$6,081,948	$–	$–	$6,081,948
Consumer Staples	5,526,204	–	–	5,526,204
Energy	16,667,031	–	–	16,667,031
Financial	6,545,008	–	–	6,545,008
Healthcare	2,605,547	–	–	2,605,547
Industrial	4,507,496	–	–	4,507,496
Information Technology	987,920	–	–	987,920
Materials	5,831,770	–	–	5,831,770
Telecommunication Services	1,076,750	–	–	1,076,750
Utilities	1,004,707	–	–	1,004,707
Asset Backed Obligations	–	376,547	–	376,547
Investment Companies	65,039,392	–	–	65,039,392
Money Market Fund	–	41,734,470	–	41,734,470

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
MARCH 31, 2018

	Level 1	Level 2	Level 3	Total
Purchased Options	$687,960	$–	$–	$687,960
Investments at Value	$116,561,733	$42,111,017	$–	$158,672,750
Other Financial Instruments*
Futures	1,945,724	–	–	1,945,724
Total Other Financial Instruments*	$1,945,724	$–	$–	$1,945,724
Total Assets	$118,507,457	$42,111,017	$–	$160,618,474

Liabilities
Securities Sold Short
Common Stock	$(30,071,023)	$–	$–	$(30,071,023)
Investment Company	(2,410,000)	–	–	(2,410,000)
Securities Sold Short	$(32,481,023)	$–	$–	$(32,481,023)
Other Financial Instruments*
Futures	(152,545)	–	–	(152,545)
Total Liabilities	$(32,633,568)	$–	$–	$(32,633,568)

*
Other Financial Instruments are derivatives not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures, which are valued at the unrealized appreciation/(depreciation) at year  end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Written Options
Balance as of 03/31/17	$(126)
Change in Unrealized Appreciation /(Depreciation)	(26,271)
Sales/Covers	229
Realized Gain (Loss)	26,168
Balance as of 03/31/18	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/18	$-

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2018

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	60.1%
Money Market Fund	29.5%
Purchased Options	2.1%
Short Positions
Common Stock	(1.0)%
Investment Company	(36.6)%
Written Options	(0.4)%
Other Assets & Liabilities, Net *	46.3%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 45.0% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Long Positions - 91.7%
Common Stock - 60.1%
Consumer Discretionary - 7.9%
9,556	American Airlines Group, Inc. (a)	$496,530
1,838	CarMax, Inc. (a)(b)	113,846
20,382	General Motors Co. (a)(c)	740,682
7,328	Harley-Davidson, Inc. (a)(c)(d)	314,224
7,595	Robert Half International, Inc.	439,674
4,276	The Cheesecake Factory, Inc.	206,189
2,529	The Walt Disney Co. (a)(c)	254,013
		2,565,158
Consumer Staples - 1.6%
1,473	AMERCO (b)	508,332

Energy - 2.7%
14,559	Halliburton Co. (a)	683,400
2,850	Schlumberger, Ltd. (a)	184,623
		868,023
Financial - 18.1%
4,221	American Express Co. (a)	393,735
3,584	Aon PLC (a)	502,943
29,019	Bank of America Corp. (a)	870,280
5,756	Berkshire Hathaway, Inc., Class B (a)(b)	1,148,207
13,833	CBRE Group, Inc., Class A (a)(b)	653,194
6,792	Citigroup, Inc. (a)	458,460
8,238	JPMorgan Chase & Co. (a)	905,933
13,593	The Blackstone Group LP	434,296
1,991	The Goldman Sachs Group, Inc.	501,453
		5,868,501
Healthcare - 3.8%
2,757	Bayer AG	311,384
9,449	Henry Schein, Inc. (b)	635,067
2,044	McKesson Corp.	287,938
		1,234,389
Industrial - 9.0%
5,881	Delta Air Lines, Inc.	322,338
16,995	General Electric Co.	229,092
12,767	Jacobs Engineering Group, Inc. (a)	755,168
25,542	Quanta Services, Inc. (a)(b)	877,368
1,284	The Boeing Co. (a)	420,998
2,785	United Parcel Service, Inc., Class B (a)	291,478
		2,896,442
Information Technology - 6.6%
5,899	Analog Devices, Inc.	537,576
7,185	Apple, Inc. (a)	1,205,499
613	IBM	94,053
2,145	Intel Corp.	111,712
2,145	Micron Technology, Inc. (b)(d)	111,840
1,379	QUALCOMM, Inc.	76,410
		2,137,090
Materials - 1.3%
3,754	PPG Industries, Inc.	418,946

Telecommunication Services - 9.1%
491	Alphabet, Inc., Class A (a)(b)	509,236
327	Alphabet, Inc., Class C (a)(b)	337,395
22,715	CBS Corp., Class B (a)	1,167,324
2,298	Comcast Corp., Class A	78,523
1,838	DISH Network Corp., Class A (b)	69,642
4,202	Facebook, Inc., Class A (b)(c)	671,437
1,225	Omnicom Group, Inc.	89,021
2,449	Spark Networks SE, ADR (b)	36,490
		2,959,068
Total Common Stock (Cost $18,794,321)		19,455,949

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Money Market Fund - 29.5%
9,538,969	State Street Institutional Treasury Money Market Fund, Premier Share Class, 1.50% (e) (Cost $9,538,969)	$9,538,969

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 2.1%
Call Options Purchased - 0.4%
42	Caterpillar, Inc.	$200.00	01/19	$840,000	6,762
455	General Motors Co.	65.00	01/19	2,957,500	910
400	General Motors Co.	55.00	01/19	2,200,000	4,400
239	Harley-Davidson, Inc.	65.00	01/19	1,553,500	5,497
3,084	SPDR S&P 500 ETF Trust	285.00	04/18	87,894,000	24,672
72	United Continental Holdings, Inc.	65.00	01/19	468,000	82,800
Total Call Options Purchased (Premiums Paid $345,244)					125,041
Put Options Purchased - 1.7%
22	Comcast Corp.	40.00	01/20	75,174	18,040
19	DISH Network Corp.	47.50	01/20	71,991	25,080
7	IBM	165.00	01/20	107,401	18,410
21	Intel Corp.	42.00	01/20	109,368	6,615
21	Micron Technology, Inc.	42.00	01/20	109,494	13,493
12	Omnicom Group, Inc.	72.50	01/20	87,204	10,440
13	QUALCOMM, Inc.	65.00	01/20	72,033	20,150
472	SPDR S&P 500 ETF Trust	271.00	04/18	12,420,680	432,824
Total Put Options Purchased (Premiums Paid $519,902)					545,052
Total Purchased Options (Premiums Paid $865,146)					670,093
Total Long Positions - 91.7% (Cost $29,198,436)					29,665,011
Total Short Positions - (37.6)% (Proceeds $(12,506,272))					(12,139,511)
Total Written Options - (0.4)% (Premiums Received $(138,666))					(141,259)
Other Assets & Liabilities, Net - 46.3%					14,953,693
Net Assets - 100.0%					$32,337,934

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
Short Positions - (37.6)%
Common Stock - (1.0)%
Industrial - (1.0)%
(2,065)	Caterpillar, Inc. (Proceeds $(294,377))	$(304,340)
Investment Company - (36.6)%
(44,975)	SPDR S&P 500 ETF Trust (Proceeds $(12,211,895))	(11,835,171)
Total Short Positions - (37.6)% (Proceeds $(12,506,272))		$(12,139,511)

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2018

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (0.4)%
Call Options Written - (0.1)%
(215)	Harley-Davidson, Inc.	$75.00	01/19	$921,920	$(215)
(21)	Micron Technology, Inc.	70.00	01/20	109,494	(17,955)
(72)	United Continental Holdings, Inc.	100.00	01/19	500,184	(8,280)
Total Call Options Written (Premiums Received $(30,459))					(26,450)
Put Options Written - (0.3)%
(16)	Facebook, Inc., Class A	165.00	01/19	264,000	(30,640)
(33)	General Motors Co.	45.00	01/20	148,500	(36,795)
(14)	Harley-Davidson, Inc.	55.00	01/20	77,000	(20,685)
(42)	NIKE, Inc., Class B	45.00	01/19	189,000	(2,940)
(55)	The Kroger Co.	22.00	04/18	121,000	(935)
(12)	The Walt Disney Co.	90.00	01/19	108,000	(4,410)
(20)	Time Warner, Inc.	90.00	01/19	180,000	(10,700)
(72)	United Continental Holdings, Inc.	45.00	01/19	324,000	(7,704)
Total Put Options Written (Premiums Received $(108,207))					(114,809)
Total Written Options - (0.4)% (Premiums Received $(138,666))					$(141,259)

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2018

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
PLC	Public Limited Company
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Subject to put option written by the Fund.
(d)	Subject to call option written by the Fund.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Consumer Discretionary	$2,565,158	$–	$–	$2,565,158
Consumer Staples	508,332	–	–	508,332
Energy	868,023	–	–	868,023
Financial	5,868,501	–	–	5,868,501
Healthcare	1,234,389	–	–	1,234,389
Industrial	2,896,442	–	–	2,896,442
Information Technology	2,137,090	–	–	2,137,090
Materials	418,946	–	–	418,946
Telecommunication Services	2,959,068	–	–	2,959,068
Money Market Fund	–	9,538,969	–	9,538,969
Purchased Options	140,976	529,117	–	670,093
Investments at Value	$19,596,925	$10,068,086	$–	$29,665,011
Total Assets	$19,596,925	$10,068,086	$–	$29,665,011

Liabilities
Securities Sold Short
Common Stock	$(304,340)	$–	$–	$(304,340)
Investment Company	(11,835,171)	–	–	(11,835,171)
Securities Sold Short	$(12,139,511)	$–	$–	$(12,139,511)
Other Financial Instruments*
Written Options	(105,249)	(36,010)	–	(141,259)
Total Liabilities	$(12,244,760)	$(36,010)	$–	$(12,280,770)

*
Other Financial Instruments are derivatives not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at year end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Written Options
Balance as of 03/31/17	$(14)
Change in Unrealized Appreciation/(Depreciation)	(2,919)
Sales/Covers	-
Realized Gain (Loss)	2,933
Balance as of 03/31/18	$-
Net change in unrealized appreciation/(depreciation) from investments held as of 03/31/18	$-

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2018

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	78.8%
Money Market Fund	60.4%
Short Positions
Common Stock	(38.5)%
Other Assets & Liabilities, Net *	(0.7)%
100.0%

*	Consists of prepaid expenses, deferred offering costs, receivables, payables and accrued liabilities. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Long Positions - 139.2% (a)
Corporate Convertible Bonds - 78.8%
Consumer Discretionary - 3.0%
$500,000	Horizon Global Corp.	2.75%	07/01/22	$412,326
1,000,000	Live Nation Entertainment, Inc. (b)	2.50	03/15/23	1,011,681
250,000	Marriott Vacations Worldwide Corp. (b)	1.50	09/15/22	274,231
				1,698,238
Consumer Staples - 1.7%
600,000	Carriage Services, Inc.	2.75	03/15/21	789,404
125,000	Flexion Therapeutics, Inc. (b)	3.38	05/01/24	142,639
				932,043
Energy - 4.2%
250,000	Bristow Group, Inc.	4.50	06/01/23	276,737
150,000	Helix Energy Solutions Group, Inc.	4.25	05/01/22	142,377
500,000	Helix Energy Solutions Group, Inc.	4.13	09/15/23	506,512
500,000	Newpark Resources, Inc. (b)	4.00	12/01/21	581,250
750,000	Renewable Energy Group, Inc.	2.75	06/15/19	843,119
				2,349,995
Financial - 1.7%
300,000	Encore Capital Group, Inc.	3.00	07/01/20	344,100
628,000	Encore Capital Group, Inc.	2.88	03/15/21	629,884
				973,984
Healthcare - 21.0%
500,000	Accelerate Diagnostics, Inc. (b)	2.50	03/15/23	484,816
1,000,000	Accuray, Inc. (b)	3.75	07/15/22	1,140,000
1,300,000	Alder Biopharmaceuticals, Inc.	2.50	02/01/25	1,201,534
500,000	Avadel Finance Cayman, Ltd. (b)	4.50	02/01/23	505,750
500,000	DexCom, Inc. (b)	0.75	05/15/22	515,681
1,000,000	Exact Sciences Corp.	1.00	01/15/25	893,388
1,400,000	Insmed, Inc.	1.75	01/15/25	1,237,898
700,000	Insulet Corp. (b)	1.38	11/15/24	802,915
400,000	Ironwood Pharmaceuticals, Inc.	2.25	06/15/22	472,848
750,000	Jazz Investments I, Ltd. (b)	1.50	08/15/24	734,147
650,000	Novavax, Inc.	3.75	02/01/23	462,790
500,000	Pacira Pharmaceuticals, Inc.	2.38	04/01/22	458,125
750,000	Quidel Corp.	3.25	12/15/20	1,301,025
750,000	Repligen Corp.	2.13	06/01/21	976,564
100,000	Senseonics Holdings, Inc.	5.25	02/01/23	107,900
500,000	Theravance Biopharma, Inc.	3.25	11/01/23	508,423
				11,803,804
Industrial - 10.6%
750,000	Fluidigm Corp.	2.75	02/01/34	688,428
461,000	Fluidigm Corp.	2.75	02/01/34	393,606
1,150,000	II-VI, Inc. (b)	0.25	09/01/22	1,273,050
1,100,000	Kaman Corp. (b)	3.25	05/01/24	1,253,385
1,000,000	Team, Inc. (b)	5.00	08/01/23	992,562
350,000	TimkenSteel Corp.	6.00	06/01/21	514,745
500,000	TTM Technologies, Inc.	1.75	12/15/20	833,438
				5,949,214
Information Technology - 26.1%
1,048,000	Advanced Micro Devices, Inc.	2.13	09/01/26	1,536,158
700,000	Apptio, Inc. (b)	0.88	04/01/23	690,900
500,000	Avid Technology, Inc.	2.00	06/15/20	421,750
1,365,000	Carbonite, Inc. (b)	2.50	04/01/22	1,782,266
1,090,000	Coupa Software, Inc. (b)	0.38	01/15/23	1,320,643
500,000	Integrated Device Technology, Inc.	0.88	11/15/22	564,500
1,000,000	Nutanix, Inc. (b)(c)	0.00	01/15/23	1,205,803
1,000,000	Red Hat, Inc.	0.25	10/01/19	2,027,092
1,500,000	ServiceNow, Inc. (b)(c)	0.00	06/01/22	1,994,475
1,000,000	Silicon Laboratories, Inc.	1.38	03/01/22	1,160,000
500,000	Teradyne, Inc.	1.25	12/15/23	763,603
1,250,000	Veeco Instruments, Inc.	2.70	01/15/23	1,140,871
				14,608,061

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Materials - 1.7%
$500,000	Aceto Corp.	2.00%	11/01/20	$441,274
500,000	SSR Mining, Inc.	2.88	02/01/33	497,188
				938,462
Telecommunication Services - 8.8%
569,000	CalAmp Corp.	1.63	05/15/20	609,583
1,000,000	Chegg, Inc. (b)	0.25	05/15/23	1,030,302
500,000	Global Eagle Entertainment, Inc.	3.25	02/15/35	316,000
1,000,000	Harmonic, Inc.	4.00	12/01/20	986,250
550,000	Pandora Media, Inc.	1.75	12/01/20	503,597
500,000	Quotient Technology, Inc. (b)	1.75	12/01/22	519,413
750,000	RingCentral, Inc. (b)(c)	0.00	03/15/23	755,550
250,000	Wayfair, Inc. (b)	0.38	09/01/22	238,000
				4,958,695
Total Corporate Convertible Bonds (Cost $42,637,553)				44,212,496

Shares	Security Description	Value
Money Market Fund - 60.4%
33,852,237	State Street Institutional Treasury Money Market Fund, Premier Share Class, 1.50%(d) (Cost $33,852,237)	33,852,237

Total Long Positions - 139.2% (Cost $76,489,790)		78,064,733
Total Short Positions - (38.5)% (Proceeds $(21,171,559))		(21,593,223)
Other Assets & Liabilities, Net - (0.7)%		(406,814)
Net Assets - 100.0%		$56,064,696

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
Short Positions - (38.5)%
Common Stock - (38.5)%
Consumer Discretionary - (0.8)%
(5,380)	Horizon Global Corp.	$(44,331)
(6,400)	Live Nation Entertainment, Inc.	(269,696)
(953)	Marriott Vacations Worldwide Corp.	(126,940)
		(440,967)
Consumer Staples - (1.2)%
(21,436)	Carriage Services, Inc.	(592,920)
(2,900)	Flexion Therapeutics, Inc.	(64,989)
		(657,909)
Energy - (1.6)%
(11,100)	Bristow Group, Inc.	(144,300)
(22,683)	Helix Energy Solutions Group, Inc.	(131,334)
(35,600)	Newpark Resources, Inc.	(288,360)
(26,982)	Renewable Energy Group, Inc.	(345,370)
		(909,364)
Financial - (0.8)%
(9,577)	Encore Capital Group, Inc.	(432,880)
Healthcare - (9.4)%
(1,800)	Accelerate Diagnostics, Inc.	(41,130)
(117,700)	Accuray, Inc.	(588,500)
(41,700)	Alder Biopharmaceuticals, Inc.	(529,590)
(21,800)	Avadel Pharmaceuticals PLC, ADR	(158,922)
(2,320)	DexCom, Inc.	(172,051)
(7,650)	Exact Sciences Corp.	(308,524)
(22,000)	Insmed, Inc.	(495,440)
(4,900)	Insulet Corp.	(424,732)
(17,560)	Ironwood Pharmaceuticals, Inc.	(270,951)
(1,762)	Jazz Pharmaceuticals PLC	(266,044)
(51,200)	Novavax, Inc.	(107,520)
(2,750)	Pacira Pharmaceuticals, Inc.	(85,663)
(19,034)	Quidel Corp.	(986,152)
(16,500)	Repligen Corp.	(596,970)
(1,000)	Senseonics Holdings, Inc.	(3,000)
(9,000)	Theravance Biopharma, Inc.	(218,250)
		(5,253,439)
Industrial - (5.2)%
(34,250)	Fluidigm Corp.	(200,020)
(16,200)	II-VI, Inc.	(662,580)
(10,400)	Kaman Corp.	(646,048)
(26,000)	Team, Inc.	(357,500)
(21,940)	TimkenSteel Corp.	(333,269)
(46,900)	TTM Technologies, Inc.	(717,101)
		(2,916,518)
Information Technology - (16.5)%
(109,580)	Advanced Micro Devices, Inc.	(1,101,279)
(8,422)	Apptio, Inc., Class A	(238,680)
(4,000)	Avid Technology, Inc.	(18,160)
(38,800)	Carbonite, Inc.	(1,117,440)
(17,628)	Coupa Software, Inc.	(804,189)
(10,497)	Integrated Device Technology, Inc.	(320,788)
(14,540)	Nutanix, Inc., Class A	(714,059)
(13,372)	Red Hat, Inc.	(1,999,248)
(8,954)	ServiceNow, Inc.	(1,481,439)
(7,300)	Silicon Laboratories, Inc.	(656,270)
(13,350)	Teradyne, Inc.	(610,229)
(11,000)	Veeco Instruments, Inc.	(187,000)
		(9,248,781)
Materials - 0.0%
(300)	Aceto Corp.	(2,280)
(3,000)	SSR Mining, Inc.	(28,800)
		(31,080)

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
Telecommunication Services - (3.0)%
(10,903)	CalAmp Corp.	$(249,461)
(22,000)	Chegg, Inc.	(454,520)
(4,200)	Global Eagle Entertainment, Inc.	(6,174)
(76,400)	Harmonic, Inc.	(290,320)
(2,887)	Pandora Media, Inc.	(14,522)
(17,600)	Quotient Technology, Inc.	(230,560)
(5,725)	RingCentral, Inc., Class A	(363,537)
(1,380)	Wayfair, Inc., Class A	(93,191)
		(1,702,285)
Total Common Stock (Proceeds $(21,171,559))		(21,593,223)
Total Short Positions - (38.5)% (Proceeds $(21,171,559))		$(21,593,223)

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
MARCH 31, 2018

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	All or a portion of these securities are held as collateral for securities sold short.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $19,249,459 or 34.3% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Corporate Convertible Bonds	$–	$44,212,496	$–	$44,212,496
Money Market Fund	–	33,852,237	–	33,852,237
Investments at Value	$–	$78,064,733	$–	$78,064,733
Total Assets	$–	$78,064,733	$–	$78,064,733

Liabilities
Securities Sold Short
Common Stock	$(21,593,223)	$–	$–	$(21,593,223)
Securities Sold Short	$(21,593,223)	$–	$–	$(21,593,223)
Total Liabilities	$(21,593,223)	$–	$–	$(21,593,223)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2018

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
ASSETS
Investments, at value (Cost $95,614,346, $29,198,436 and $76,489,790, respectively)	$110,284,388	$29,665,011	$78,064,733
Investments in affiliates, at value (Cost $45,057,189, $0 and $0, respectively)	48,388,362	–	–
	$158,672,750	$29,665,011	$78,064,733
Cash	4,529,451	2,614	–
Deposits with broker	42,161,700	14,568,191	–
Foreign currency (Cost $108,878, $0 and $0, respectively)	110,970	–	–
Receivables:
Fund shares sold	42,803	432,006	94,926
Investment securities sold	2,487,952	46	1,008,207
Dividends and interest	238,300	20,598	235,136
Prepaid expenses	12,500	11,724	1,904
Deferred offering costs	–	–	11,964
Total Assets	208,256,426	44,700,190	79,416,870
LIABILITIES
Call options written, at value (Premiums received $0, $30,459 and $0, respectively)	–	26,450	–
Put options written, at value (Premiums received $0, $108,207 and $0, respectively)	–	114,809	–
Securities sold short, at value (Proceeds $34,589,488, $12,506,272 and $21,171,559, respectively)	32,481,023	12,139,511	21,593,223
Payables:
Investment securities purchased	3,852,363	30,639	1,542,044
Fund shares redeemed	377,941	–	–
Due to custodian	–	–	45,341
Dividends on securities sold short	18,832	–	2,090
Accrued Liabilities:
Investment adviser fees	3,627	13,418	104,217
Trustees’ fees and expenses	400	50	50
Fund services fees	33,638	4,747	2,424
Other expenses	164,413	32,632	62,785
Total Liabilities	36,932,237	12,362,256	23,352,174
NET ASSETS	$171,324,189	$32,337,934	$56,064,696
COMPONENTS OF NET ASSETS
Paid-in capital	$196,537,608	$29,145,174	$55,294,361
Undistributed net investment income (Accumulated net investment loss)	(585,480)	–	310,066
Accumulated net realized gain (loss)	(46,533,183)	2,361,991	(693,010)
Net unrealized appreciation	21,905,244	830,769	1,153,279
NET ASSETS	$171,324,189	$32,337,934	$56,064,696
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	19,869,235	2,583,325	5,448,972
R Shares	615,709	–	–

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $166,373,325, $32,337,934 and $56,064,696, respectively)	$8.37	$12.52	$10.29
R Shares (based on net assets of $4,950,864, $0 and $0)	$8.04	$–	$–

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED MARCH 31, 2018

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND*
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $136,736, $5,713 and $0, respectively)	$4,454,873	$214,436	$139,043
Dividend income from affiliated investment	47,189	–	–
Interest income	2,150,544	–	320,109
Net amortization expense	–	–	(429,427)
Total Investment Income	6,652,606	214,436	29,725
EXPENSES
Investment adviser fees	5,580,081	246,156	277,313
Fund services fees	486,104	48,409	42,503
Transfer agent fees:
Institutional Shares	100,515	–	–
R Shares	54,648	–	–
Distribution fees:
R Shares	31,193	–	–
Custodian fees	554,466	30,308	42,091
Registration fees:
Institutional Shares	22,387	19,166	116
R Shares	18,822	–	–
Professional fees	150,294	47,985	64,791
Trustees' fees and expenses	33,236	5,955	3,384
Offering costs	–	–	59,870
Dividend expense on securities sold short	2,359,961	114,052	10,978
Interest expense	504,093	22,643	108,147
Other expenses	446,362	22,798	15,343
Total Expenses	10,342,162	557,472	624,536
Fees waived	(565,273)	(136,243)	(179,010)
Net Expenses	9,776,889	421,229	445,526
NET INVESTMENT LOSS	(3,124,283)	(206,793)	(415,801)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	85,735,917	3,960,258	820,141
Foreign currency transactions	343,372	(3,395)	–
Securities sold short	(21,589,630)	(1,007,520)	(692,699)
Written options	1,567,689	75,311	–
Futures	(23,935,334)	–	–
Swaps	(1,402,368)	–	–
Net realized gain	40,719,646	3,024,654	127,442
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(63,244,578)	(1,262,567)	1,574,943
Investments in affiliated issuers	2,194,862	–	–
Foreign currency translations	(75,514)	26	–
Securities sold short	(2,939,668)	345,964	(421,664)
Written options	(708,906)	(30,367)	–
Futures	4,246,493	–	–
Swaps	981,271	–	–
Net change in unrealized appreciation (depreciation)	(59,546,040)	(946,944)	1,153,279
NET REALIZED AND UNREALIZED GAIN (LOSS)	(18,826,394)	2,077,710	1,280,721
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,950,677)	$1,870,917	$864,920

*	Commencement of operations was August 14, 2017.

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CAPITAL OPPORTUNITIES FUND		ABSOLUTE CONVERTIBLE ARBITRAGE FUND

	For the Years Ended March 31,		For the Years Ended March 31,		August 14, 2017* through March 31, 2018
	2018	2017	2018	2017
OPERATIONS
Net investment loss	$(3,124,283)	$(7,890,519)	$(206,793)	$(199,094)	$(415,801)
Net realized gain (loss)	40,719,646	3,597,735	3,024,654	(69,602)	127,442
Net change in unrealized appreciation (depreciation)	(59,546,040)	(16,429,187)	(946,944)	1,193,645	1,153,279
Increase (Decrease) in Net Assets Resulting from Operations	(21,950,677)	(20,721,971)	1,870,917	924,949	864,920

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	–	(85,840,670)	–	–	(94,585)
R Shares	–	(3,055,044)	–	–	–
Total Distributions to Shareholders	–	(88,895,714)	–	–	(94,585)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	40,442,084	245,205,577	16,426,763	1,042,238	55,873,359
R Shares	4,996,291	12,641,234	–	–	–
Reinvestment of distributions:
Institutional Shares	–	78,733,255	–	–	94,585
R Shares	–	2,739,828	–	–	–
Redemption of shares:
Institutional Shares	(354,894,965)	(633,166,321)	(147,450)	–	(673,583)
R Shares	(18,458,224)	(18,077,731)	–	–	–
Increase (Decrease) in Net Assets from Capital Share Transactions	(327,914,814)	(311,924,158)	16,279,313	1,042,238	55,294,361
Increase (Decrease) in Net Assets	(349,865,491)	(421,541,843)	18,150,230	1,967,187	56,064,696

NET ASSETS
Beginning of Period	521,189,680	942,731,523	14,187,704	12,220,517	–
End of Period (Including line (a))	$171,324,189	$521,189,680	$32,337,934	$14,187,704	$56,064,696

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,731,888	24,990,146	1,302,256	96,537	5,506,489
R Shares	599,477	1,377,012	–	–	–
Reinvestment of distributions:
Institutional Shares	–	8,846,433	–	–	9,273
R Shares	–	317,110	–	–	–
Redemption of shares:
Institutional Shares	(42,135,763)	(64,717,097)	(12,164)	–	(66,790)
R Shares	(2,260,126)	(1,972,440)	–	–	–
Increase (Decrease) in Shares	(39,064,524)	(31,158,836)	1,290,092	96,537	5,448,972

(a) Undistributed net investment income (Accumulated net investment loss)	$(585,480)	$(2,836,297)	$–	$(40,691)	$310,066

*	Commencement of operations.

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations			Distributions to Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000's)
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
03/31/18	$8.76	$(0.07)	$(0.32)	$(0.39)	$—	$—	$8.37	(4.45)%		$166,373
03/31/17	10.40	(0.10)	(0.23)	(0.33)	(1.31)	(1.31)	8.76	(3.40)		501,866
03/31/16	11.04	(0.11)	0.31	0.20	(0.84)	(0.84)	10.40	2.05		916,747
03/31/15	11.01	(0.08)	0.11	0.03	—	—	11.04	0.27		1,592,872
03/31/14	11.24	(0.10)	(0.13)	(0.23)	—	—	11.01	(2.05)		2,697,675
R SHARES
03/31/18	8.49	(0.13)	(0.32)	(0.45)	—	—	8.04	(5.30)		4,951
03/31/17	10.17	(0.11)	(0.26)	(0.37)	(1.31)	(1.31)	8.49	(3.89)		19,324
03/31/16	10.88	(0.17)	0.30	0.13	(0.84)	(0.84)	10.17	1.41		25,985
03/31/15	10.90	(0.13)	0.11	(0.02)	—	—	10.88	(0.18)		48,577
03/31/14	11.18	(0.14)	(0.14)	(0.28)	—	—	10.90	(2.50)		66,589
ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
03/31/18	$10.97	$(0.15)	$1.70	$1.55	$—	$—	$12.52	14.13%		$32,338
03/31/17	10.21	(0.16)	0.92	0.76	—	—	10.97	7.44		14,188
03/31/16(c)	10.00	(0.03)	0.24	0.21	—	—	10.21	2.10	(d)	12,221
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
03/31/18(f)	$10.00	$(0.13)	$0.44	$0.31	$(0.02)	$(0.02)	$10.29	3.14	%(d)	$56,065

(a)	Calculated based on average shares outstanding during each period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Commencement of operations was December 30, 2015.
(d)	Not annualized.
(e)	Annualized.
(f)	Commencement of operations was August 14, 2017.

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE FUNDS
FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Investment Income (Loss)		Net Expenses		Dividend and Interest Expenses		Net Expenses without Dividend and Interest Expenses		Gross Expenses		Portfolio Turnover

(0.87)%		2.78%		0.82%		1.96%		2.94	%(b)	86%
(0.99)		2.86		0.95		1.91		2.89	(b)	72
(1.02)		2.65		0.81		1.84		2.66	(b)	70
(0.70)		2.58		0.79		1.79		2.58		78
(0.85)		2.45		0.72		1.73		2.47	(b)	75
(1.59)		3.50%		0.83%		2.67%		3.76	%(b)	86%
(1.14)		3.50		1.01		2.49		3.52	(b)	72
(1.59)		3.23		0.83		2.40		3.24	(b)	70
(1.17)		3.09		0.79		2.30		3.09		78
(1.23)		2.92		0.73		2.19		2.93	(b)	75

(1.30)%		2.66%		0.86%		1.79%		3.52	%(b)	66%
(1.53)		2.62		0.70		1.92		3.70	(b)	29
(1.13	)(e)	2.20	(e)	0.25	(e)	1.95	(e)	4.37	(b)(e)	6	(d)

(2.08	)%(e)	2.23	%(e)	0.60	%(e)	1.63	%(e)	3.13	%(b)(e)	76	%(d)

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.

The Absolute Convertible Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA Fund, LP, a privately offered hedge fund (the “Predecessor Fund”), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. The Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund. The reorganization of net assets from this transaction was as follows:

Date of Contribution	Net Assets	Shares	Market Value of Investments
August 14, 2017	$16,686,633	1,668,929	$10,790,692

In addition to the securities transferred in, as noted above, $5,895,941 of cash and other receivables were also transferred in as part of the reorganization.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

37	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for each Fund’s investments is included in each Fund’s Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income and expense recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and

38	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2018, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments and Securities Sold Short.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option

39	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2018, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2018, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

As of March 31, 2018, there were no credit default swap agreements outstanding.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

40	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The Funds did not enter into any interest rate swaps during the year ended March 31, 2018.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Offering Costs – Offering costs for the Absolute Convertible Arbitrage Fund of $71,834 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Convertible Arbitrage Fund.

41	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2018, Absolute Strategies and Absolute Capital Opportunities Fund had a total of $45,690,161 and $14,320,805, respectively, at State Street Bank and Trust Company and the Fund’s brokers that exceeded the FDIC insurance limit imposed at each institution.

Note 4. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.60%, 1.40% and 1.40%, respectively, of each Fund’s average daily net assets. Prior to February 2, 2018, the Adviser received an advisory fee from Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.60%.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets managed by each subadviser, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, R Shares are subject to a Rule 12b-1 fee of up to 0.35% of the R Shares average daily net assets; however, currently the Board limits 12b-1 fees on R Shares to 0.25% of average daily net assets.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursement and Fees Waived

Effective September 29, 2017, the Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Strategies Fund’s Institutional Shares and R Shares to 1.99% and 2.24%, respectively, through August 1, 2019. During the year, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. As of March 31, 2018, Absolute Strategies Fund owned approximately 59.2% and 52.1% of Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively. The Adviser has agreed to waive fees in an amount equal to the fee it receives plus all operating expenses, if any, from Absolute Capital

42	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Opportunities Fund and Absolute Convertible Arbitrage Fund based on Absolute Strategies Fund’s investment in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. For the year ended March 31, 2018, the Adviser waived fees of $529,394 and Other Fund service providers waived fees of $35,879 for Absolute Strategies Fund.

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities to 1.75% through August 1, 2019. Prior to February 2, 2018, the Adviser had contractually agreed to waive its fee and/ or reimburse expenses to 1.85% on net assets up to $100 million, 1.75% on net assets between $100 million and $200 million, and 1.65% on net assets over $200 million. The Adviser waived fees of $136,243 for Absolute Capital Opportunities Fund for the year ended March 31, 2018.

The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund to 1.60% through August 1, 2019. Prior to February 2, 2018, the Adviser had contractually agreed to waive its fee and/or reimburse expenses to 1.75% on net assets up to $25 million and 1.49% on net assets exceeding $25 million. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The Adviser waived fees of $163,671 and Other Fund service providers waived fees of $15,339, for Absolute Convertible Arbitrage Fund, for the period ended March 31, 2018.

The Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of the Funds to exceed the lesser of (i) the then current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2018, $330,692 and $163,671 for Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year or period ended March 31, 2018, were as follows:
	Non-U.S. Government Obligations
	Purchases		Sales
Absolute Strategies Fund	$213,981,415		$491,683,224
Absolute Capital Opportunities Fund	18,227,303		6,670,792
Absolute Convertible Arbitrage Fund	51,335,710	*	18,856,794

*	Amount excludes the in-kind contribution of securities from the Predecessor Fund.

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2018, for any derivative type during the year is as follows:

	Absolute Strategies Fund	Absolute Capital Opportunities Fund
Forward Currency Contracts	$40,682,989	$–
Futures Contracts	4,930,094,295	–
Purchased Options	11,609,655	2,222,807
Written Options	(1,269,739)	(149,038)

43	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Each Fund’s use of derivatives for the year ended March 31, 2018, was limited to options, forward currency contracts, futures contracts and credit default   swaps.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2018:

Absolute Strategies Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$687,960

Absolute Capital Opportunities Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$670,093
Liability derivatives:
Call options written	$(26,450)
Put options written	$(114,809)
Total liability derivatives	$(141,259)

Realized and unrealized gains and losses on derivatives contracts for the year ended March 31, 2018, are recorded by each Fund in the following locations on the Statements of Operations:

Absolute Strategies Fund

Location:	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Contracts	Total
Net realized gain (loss) on:
Investments	$–	$–	$–	$(3,088,935)	$–	$(3,088,935)
Foreign currency transactions	–	–	(6,567)	–	–	(6,567)
Written options	–	–	–	1,567,689	–	1,567,689
Futures	1,324,839	–	707,068	(26,503,735)	536,494	(23,935,334)
Swaps	–	(1,402,368)	–	–	–	(1,402,368)
Total net realized gain (loss)	$1,324,839	$(1,402,368)	$700,501	$(28,024,981)	$536,494	$(25,463,147)

Net change in unrealized appreciation (depreciation) on:
Investments	$–	$–	$–	$5,908,678	$–	$5,908,678
Written options	–	–	–	(708,906)	–	(708,906)
Futures	(298,202)	–	–	4,707,938	(163,243)	4,246,493
Swaps	–	981,271	–	–	–	981,271
Total net change in unrealized appreciation (depreciation)	$(298,202)	$981,271	$–	$9,907,710	$(163,243)	$10,427,536

Absolute Capital Opportunities Fund

Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$2,466,037
Written options	75,311
Total net realized gain (loss)	$2,541,348
Net change in unrealized appreciation (depreciation) on:
Investments	$(149,346)
Written options	(30,367)
Total net change in unrealized appreciation (depreciation)	$(179,713)

44	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2018. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments(Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Absolute Strategies Fund
Assets:
Over-the-counter derivatives**	$687,960	$–	$–	$687,960
Absolute Capital Opportunities Fund
Assets:
Over-the-counter derivatives**	670,093	–	–	670,093
Liabilities:
Over-the-counter derivatives**	(141,259)	141,259	–	–

*
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**
Over-the-counter derivatives may consist of options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Call and Put Options Written.

Note 8. Federal Income Tax

As of March 31, 2018, cost for federal income tax and net unrealized appreciation (depreciation) consists of:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Strategies Fund	$111,815,399	$17,903,362	$(3,527,034)	$14,376,328
Absolute Capital Opportunities Fund	17,307,516	1,180,952	(1,104,227)	76,725
Absolute Convertible Arbitrage Fund	56,635,814	2,070,909	(2,235,213)	(164,304)

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Absolute Strategies Fund
2018	$–	$–	$–
2017	34,763,539	54,132,175	88,895,714
Absolute Capital Opportunities Fund
2018	–	–	–
2017	–	–	–
Absolute Convertible Arbitrage Fund
2018	94,585	–	94,585

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Absolute Strategies Fund	$–	$–	$(39,592,131)	$14,378,712	$(25,213,419)
Absolute Capital Opportunities Fund	1,812,983	1,303,026	–	76,751	3,192,760
Absolute Convertible Arbitrage Fund	934,639	–	–	(164,304)	770,335

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, constructive sales, straddles, cover loss deferrals, short dividends, equity return of capital, convertible bond deemed distributions, partnerships and convertible bond premium.

45	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

As of March 31, 2018, the Absolute Strategies Fund had $39,310,239 of available short-term capital loss carryforwards that have no expiration date.

For tax purposes, the current deferred late year ordinary loss was $281,892 for Absolute Strategies Fund (realized during the period January 1, 2018 through March 31, 2018). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2018.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2018. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, equity return of capital distributions, partnerships, passive foreign investment holdings, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond deemed distributions, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, organization cost amortization and net operating losses and has no impact on the net assets of each Fund.

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in-Capital
Absolute Strategies Fund	$5,375,100	$(2,625,514)	$(2,749,586)
Absolute Capital Opportunities Fund	247,484	(247,484)	–
Absolute Convertible Arbitrage Fund	725,867	(725,867)	–

Note 9. Underlying Investment in Other Investment Companies

The Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund currently seek to achieve their investment objective by investing a portion of their assets in State Street Institutional Treasury Money Market Fund, Premier Share Class (the “Premier”), a registered open-end management investment company organized as a Massachusetts business trust. The Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund may redeem their investments from Premier at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The latest financial statements for Premier can be found at www.sec.gov.

The performance of the Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund may be directly affected by the performance of Premier. As of March 31, 2018, the percentage of net assets invested in Premier was 29.5% and 60.4% for the Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively.

Note 10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 11. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

46	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Absolute Strategies Fund,
Absolute Capital Opportunities Fund, and Absolute Convertible Arbitrage Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund, Absolute Capital Opportunities Fund, and Absolute Convertible Arbitrage Fund, each a series of shares of beneficial interest in Forum Funds (the “Funds”), including the schedules of investments, as of March 31, 2018, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
May 30, 2018

47	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH  31,  2018

Investment Advisory Agreement Approval

At the March 27, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of a new investment subadvisory agreement between Absolute Investment Advisers LLC (the “Adviser”) and Tortoise Capital Advisors, L.L.C. (the “Subadviser”) pertaining to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement was being considered in connection with the earlier termination of the original subadvisory agreement between the Adviser and the Subadviser (the “Original Agreement”) in connection with an anticipated change in control transaction involving the Subadviser’s parent entity (“Transaction”). In preparation for its deliberations, the Board requested and reviewed written responses from the Subadviser to due diligence questionnaires circulated on the Board's behalf concerning the services to be provided by the Subadviser with respect to the portion of the Fund managed by the Subadviser (the “Managed Portion”). In addition, the Board recognized that the Original Agreement between the Adviser and Subadviser had just recently been approved at an in-person meeting of the Board held on December 8, 2017 and, in this regard, the Board considered information provided by the Subadviser at that time. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser and was advised by Trustee counsel.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and discussed the Subadviser’s personnel, operations and financial condition. In this context, the Board considered the adequacy of the Subadviser’s resources and the quality of services to be provided by the Subadviser under the Subadvisory Agreement. The Board reviewed information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Subadviser who, under the Original Agreement had, and under the Subadvisory Agreement would continue to have, responsibility for the Managed Portion. The Board considered the Subadviser’s representation that the portfolio managers who were responsible for the Managed Portion under the Original Agreement would continue in that role as portfolio managers under the Subadvisory Agreement and that, notwithstanding turnover on the Subadviser’s investment committee in connection with the Transaction, there would be continuity and stability with respect to the Subadviser’s investment processes. The Board considered the investment philosophy and decision-making processes of the Subadviser and the capability and integrity of the Subadviser’s senior management and staff. The Board also evaluated the anticipated quality of the Subadviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions. In addition, the Board took into consideration the Adviser’s recommendation that the Board approve the Subadviser. The Board noted the Subadviser’s representation that it is financially stable and able to provide high-quality investment advisory services to the Managed Portion. The Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Managed Portion by the Subadviser under the Subadvisory Agreement.

Performance

Recognizing that the Subadviser was relatively new and had not yet managed the Managed Portion for a meaningful period of time, the Board evaluated the Adviser’s assessment of the Subadviser’s historical performance in managing a strategy similar to the one to be employed for the Managed Portion, noting the Adviser had expressed satisfaction with the performance and had recommended the approval of the Subadvisory Agreement. Based on the Adviser’s evaluation of the Subadviser’s performance and the Adviser’s recommendation that the Board engage the Subadviser, among other relevant facts and circumstances, the Board concluded that the Subadviser’s management of the Managed Portion could benefit the Fund and its shareholders.

Compensation

The Board reviewed the Subadviser’s proposed compensation for providing subadvisory services to the Fund and noted that the total advisory fee paid by the Fund would not change because the subadvisory fees are paid by the Adviser and not the Fund. The Board considered information regarding the proposed compensation to be paid to the Subadviser by the Adviser and also noted the arm’s-length nature of the relationship between the Adviser and the

48	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH  31,  2018

Subadviser with respect to the negotiation of such subadvisory fee rate. As a result, the Board concluded that the compensation to be paid to the Subadviser for providing subadvisory services to the Fund was not a material factor in considering the approval of the Subadvisory Agreement.

Cost of Services and Profitability

The Board noted that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the Subadvisory Agreement. In that regard, the Board emphasized the arm’s length nature of the relationship between the Adviser and the Subadviser with respect to the negotiation of the subadvisory fee rate that would apply. The Board concluded that the Subadviser’s anticipated profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale with respect to the Subadvisory Agreement. The Board noted that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate. Based on the foregoing information and other materials presented, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted the Subadviser’s representation that, aside from its contractual subadvisory fees, it could benefit from its relationship with the Fund by way of additional market exposure. The Board concluded that other benefits accrued by the Subadviser were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, in light of the fact that the Fund is a multi-manager Fund for which the Adviser identifies subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, the Board gave significant weight to the Adviser’s recommendation that the Subadviser be appointed as a subadviser to the Fund and to the Adviser’s representation that the appointment of the Subadviser would positively contribute to the Adviser successfully executing the overall strategy of the Fund. Based on its review, including consideration of each of the factors referenced above, the Board (including a majority of the Independent Trustees) determined, in the exercise of its reasonable business judgment, that the subadvisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred by the Fund and such other matters as the Board considered relevant.

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and

49	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH  31,  2018

on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

50	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH  31,  2018

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$1,000.00	$10.37	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.45	2.08%
R Shares
Actual	$1,000.00	$1,000.00	$15.26	3.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.67	$15.33	3.06%
Absolute Capital Opportunities Fund
Actual	$1,000.00	$1,123.88	$9.27	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%
Absolute Convertible Arbitrage Fund
Actual	$1,000.00	$1,021.22	$8.26	1.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$13.09	1.64%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Convertible Arbitrage Fund designates 100.00% of its income dividends as short term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds

51	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH  31,  2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008- 2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	3	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

52	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH  31,  2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010- 2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011- 2013; Senior Analyst, Atlantic, 2008-2011

53	ABSOLUTE FUNDS

P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its managements and other information.

212-ANR-0318

ADALTA

International Fund

Annual Report

March 31, 2018

Adalta Capital Management LLC

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Dear Shareholders:

We are pleased to provide the Adalta International Fund’s (the “International Fund’s”) annual report for the fiscal year ending March 31, 2018 (the “Fiscal Year” or the “Period”). The International Fund’s net asset value (“NAV”) was $17.54 per share as of March 31, 2018, realizing a return of 1.85% for the Fiscal Year. This return compares with a return of 16.53% for the International Fund’s benchmark, the MSCI ACWI ex US Index (the “MSCI ACWI ex US” or the “Benchmark”) and a 14.80% return for the MSCI EAFE Index (“MSCI EAFE”)1. For the 2017 calendar year, the International Fund returned 19.97% versus 27.19% for the MSCI ACWI ex US and 25.03% for the MSCI EAFE. For a longer perspective, the International Fund’s 1-, 3-, 5-, 10-year, and since inception average annual total returns as of March 31, 2018 are as follows:

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Three Year	Five Year	Ten Year	Since Inception 12/08/93
Adalta International Fund	1.85%	4.08%	2.25%	2.43%	6.71%
MSCI ACWI ex US Index	16.53%	6.18%	5.89%	2.70%	N/A
MSCI EAFE Index	14.80%	5.55%	6.50%	2.74%	5.64%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund’s annual operating expense ratio (gross) is 3.28%. However, the International Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.76% through at least September 30, 2018. During the period certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. Returns greater than one year are annualized.)

During the Period, the International Fund underperformed its relevant benchmarks as a result of stock selection and allocation. Contributors to the International Fund’s performance during the Fiscal Year included NIIT Technologies, Ltd. (India), STMicroelectronics NV, ADR (Switzerland), Sony Corp. (Japan), Yoox Net-A-Porter Group S.p.A. (Italy), Dewan Housing Finance Corp., Ltd. (India), and Baidu, Inc., ADR (China). Holdings that detracted from the International Fund’s performance during the period included Controladora Vuela Compañia de Aviación SAB de CV, ADR (Mexico), Secure Property Development & Investment PLC (Cyprus), Kandi Technologies Group, Inc. (China), Genting Hong Kong, Ltd. (Hong Kong), Obsidian Energy, Ltd. (Canada), and Tarkett SA (Russian Federation).

The following tables provide details of the International Fund’s top 10 positions at the end of the Period as well as positions added and exited since our September 30, 2017 semi-annual report. The decisions to exit positions resulted from a combination of the securities hitting our valuation targets or better opportunities elsewhere.

[1]
The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada. The total return of the MSCI EAFE includes the reinvestment of dividends and income.  It is not possible to invest directly in any index.

1

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Top 10 Common Stock Holdings as of 3/31/2018	Country	Sector	% of Net Assets
NIIT Technologies, Ltd.	India	Technology	6.84%
TCG BDC, Inc.	United States	Asset Management	6.33%
GP Investments, Ltd., BDR	Brazil	Asset Management	6.01%
Dewan Housing Finance Corp., Ltd.	India	Financials	5.84%
Sony Corp.	Japan	Consumer Discretionary	5.63%
Baidu, Inc., ADR	China	Telecommunication Services	5.53%
Dufry AG	Switzerland	Consumer Discretionary	4.81%
BYD Co., Ltd., Class H	China	Consumer Discretionary	4.48%
Cellnex Telecom SA	Spain	Telecommunication Services	4.32%
KKR & Co. LP	United States	Asset Management	4.25%
Total			54.04%

New Positions Established as of 03/31/18	% of Net Assets	Portfolio Positions Eliminated	% of Net Assets(2)
Koninklijke Phillips NV, ADR	2.28%	Rakuten, Inc.	2.88%
Kandi Technologies Group, Inc.	2.58%	Granite REIT	2.12%
Silvershore Internet Opportunity Fund I LP	2.87%	Panin Financial TBK PT	2.32%
Silvershore GO I LP	2.25%	Yoox Net-A-Porter Group SpA	1.85%
Migo	1.75%

During the Fiscal Year, the International Fund invested in Kandi Technologies Group, Inc. (Kandi). Based in China, Kandi, through its subsidiaries, is engaged in the research, development, manufacturing, and sales of different vehicle products, including electric vehicles, all-terrain vehicles, battery packs, automobile motors, controllers for electric vehicles, and air-conditioning systems. Since 2013, Kandi has increased its focus on developing pure electric vehicles and expanding its market share in China, the largest market for electric vehicles. Kandi has a 50/50 joint venture with Geely Automobile Holdings Limited (one of the largest car brands in China) involved in the production of electric vehicles. While the stock has underperformed since the International Fund’s position was initiated in the fourth quarter of 2017, we believe the company is well-positioned to perform in a market that is projected to experience significant future growth.

Based in China and founded in 2000, International Fund holding Baidu, Inc. (Baidu) operates as an internet search provider which offers marketing and search solutions. Baidu also offers an e-commerce platform, online payment tools, web application software, and human resources-related services, among others. China has the largest internet user population in the world, totaling 731 million users as of December 2016. Outside of China, Baidu sees significant opportunity in countries like Brazil, Indonesia, Thailand, Egypt and Japan. As of December 2015, Baidu had more than 260 million active users internationally. The stock rallied in the third quarter of 2017 after the company announced a 14% revenue increase and plans to strengthen its mobile and artificial intelligence services.

[2]	Percent of net asset value (“NAV”) for exited positions reflect holdings at the previous reporting period ending 9/30/2017.
2

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

During the fourth quarter of 2017 and the first quarter of 2018 the International Fund also undertook select private investments in what we believe are compelling opportunities for the International Fund. These investments included: Philippines based Migo, which looks to deliver digital products and services to consumers underserved by existing digital technologies; an e-commerce platform based in South Korea; and, the leading ride sharing platform in Southeast Asia.

According to the January 2018 International Monetary Fund’s (IMF) World Economic Outlook (WEO) (the “Report”), global output is estimated to have grown 3.7% in 2017, with broad-based growth and upside surprises in Europe and Asia. The Report maintains that the global economy is expected to grow 3.9% in both 2018 and 2019; this includes growth of 2.3% and 2.2% in Advanced Economies for 2018 and 2019, respectively, and growth of 4.9% and 5.0% in Emerging Markets and Developing Economies for 2018 and 2019, respectively. The Tax Cuts and Jobs Act approved last December in the US is expected to stimulate US economic activity and have a positive effect for its trading partners. The tax reform is expected to enable publicly traded companies to invest in expansion, return capital to shareholders in the form of higher dividends and repurchases of shares, and increase their employment base, therefore benefitting the US economy. Among the risks to this growth outlook are the tightening of financial terms from current low interest rates, less than expected impact from US tax reform, increased regulatory and trade barriers, and geopolitical tensions. During the first quarter of 2018, the newly appointed Federal Reserve Chairman, Jerome Powell, announced that the Fed will continue its interest rate hike program, raising the benchmark Federal Funds Rate by a 0.25% and anticipating another two rate hikes this year. The desire of the Federal Reserve is to achieve more normal interest rate levels without negatively impacting economic growth. If the foregoing fiscal and monetary policy are successful, we believe it portends an attractive environment for our investment portfolio.

Thank you for your continued trust and support. We believe your patience will be rewarded, and we remain enthusiastic shareholders with you in the International Fund.

Sincerely,

Adalta Capital Management LLC

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund’s exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from the European Union (EU). Also, if one or more countries were to exit the EU or abandon use of the euro, the value of investments tied to those countries or the euro could decline significantly and unpredictably. The risk of investing in China may be heightened by the potential trade policy modification between the US and China.
3

ADALTA INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

The views in this report were those of the International Fund managers as of March 31, 2018 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
4

ADALTA INTERNATIONAL FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Adalta International Fund (the “Fund”) compared with the performance of the benchmarks, the MSCI All Cap World Index except United States (“MSCI ACWI ex US”), and the secondary benchmark, the MSCI EAFE Index (“MSCI EAFE”), over the past ten years. The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
 Adalta International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Years	Ten Years
Adalta International Fund	1.85%	2.25%	2.43%
MSCI ACWI ex US Index	16.53%	5.89%	2.70%
MSCI EAFE Index	14.80%	6.50%	2.74%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.28% and the annual operating expenses after the fee waiver and/ or expense reimbursement (net) is 1.76% including acquired fund fees and expenses of 0.26%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least September 30, 2018 (the “Expense Cap”). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 284-9829.
5

ADALTA INTERNATIONAL FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2018

PORTFOLIO HOLDINGS (Unaudited)
% of Common Stock
Consumer Discretionary	30.1%
Asset Management	18.0%
Telecommunication Services	11.3%
Technology	11.2%
Financials	10.4%
Industrials	5.5%
Conglomerates	4.0%
Consumer Staples	3.8%
Energy	3.6%
Real Estate	2.1%
100.0%
6

ADALTA INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Common Stock - 91.8%
Belgium - 3.5%
5,390	Anheuser-Busch InBev SA/NV, ADR	$592,577
Brazil - 6.0%
535,300	GP Investments, Ltd., BDR (a)	1,029,595
Canada - 3.8%
576,750	Obsidian Energy, Ltd. (a)	564,581
9,300	Points International, Ltd. (a)	90,861
		655,442
China - 12.6%
4,246	Baidu, Inc., ADR (a)	947,665
98,500	BYD Co., Ltd., Class H	768,105
91,172	Kandi Technologies Group, Inc. (a)	442,184
		2,157,954
Cyprus - 1.9%
2,021,534	Secure Property Development & Investment PLC (a)	326,165
Hong Kong - 3.6%
3,590,300	Genting Hong Kong, Ltd.	624,712
India - 12.7%
127,950	Dewan Housing Finance Corp., Ltd.	1,000,797
88,400	NIIT Technologies, Ltd.	1,172,401
		2,173,198
Indonesia - 0.0%
100	Panin Financial Tbk PT (a)	2
Japan - 5.6%
20,100	Sony Corp.	965,284
Mexico - 6.6%
80,506	Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	656,124
4,779	Grupo Aeroportuario del Pacifico SAB de CV, ADR	476,179
		1,132,303
Netherlands - 2.3%
10,200	Koninklijke Philips NV, ADR	390,762
Russian Federation - 4.2%
21,465	Tarkett SA	718,924
South Korea - 2.2%
2,108	GS Home Shopping, Inc.	371,604
Spain - 4.3%
27,764	Cellnex Telecom SA (b)	740,978
Switzerland - 8.2%
6,293	Dufry AG (a)	823,817
26,278	STMicroelectronics NV, ADR	585,736
		1,409,553
Shares	Security Description	Value
United States - 14.3%
35,846	KKR & Co. LP	$727,674
60,604	TCG BDC, Inc.	1,084,813
20,000	The Blackstone Group LP	639,000
		2,451,487
Total Common Stock (Cost $15,052,801)		15,740,540

Principal	Security Description	Value
Private Equity Funds - 5.1%
Cayman Islands - 2.9%
$492,966	Silvershore Internet Opportunity Fund I LP (a)(c)(d)	491,347
India - 0.0%
36,915	Bharat Investors LP (a)(e)(f)	3,132
South Korea - 2.2%
400,000	Silvershore GO I LP (a)(d)(g)(h)	386,023
Total Private Equity Funds (Cost $929,882)		880,502

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 1.8%
Corporate Convertible Bond - 1.8%
Philippines - 1.8%
$300,000	Migo (e)(i) (Cost $300,000)	7.50%	06/14/19	300,000
Investments, at value - 98.7% (Cost $16,282,683)				$16,921,042
Other Assets & Liabilities, Net - 1.3%				218,828
Net Assets - 100.0%				$17,139,870

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $740,978 or 4.3% of net assets.
(c)	Private equity fund purchased on 03/02/18 that invests in Grab, Inc. Illiquid investment in which redemptions are not accepted. Unfunded commitments of $7,034 as of March 31, 2018.
(d)
Investment is valued using the practical expedient. For more information on the practical expedient, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $303,132 or 1.8% of net assets.

 See Notes to Financial Statements.

7

ADALTA INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

(f)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of March 31, 2018.

(g)	Affiliated Company.
(h)	Private equity fund purchased on 02/01/18 that invests in Greenoaks Opportunity Partners I LLC. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of March 31, 2018.
(i)	Corporate convertible bond purchased on 12/13/17. Security fair valued using private transaction cost.

The following is a summary of the inputs used to value the Fund's inputs as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Practical expedient*	$877,370
Level 1 – Quoted Prices	15,740,540
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	303,132
Total	$16,921,042

*	As a practical expedient, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy. The fair value amount presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Level 1 value displayed in this table is Common Stock. The Level 3 value displayed in this table is a Private Equity Fund and a Corporate Convertible Bond. Refer to this Schedule of Investments for a further breakout of each security by country and instrument type.

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates were as follows:

Private Equity Fund
Balance 03/31/17
Principal	$–
Cost	$–
Value	$–
Gross Additions
Principal	$400,000
Cost	$400,000
Gross Reductions
Principal	$–
Cost	$–
Balance 03/31/18
Principal	$400,000
Cost	$400,000
Value	$386,023
Realized Gain/(Loss)	$–
Unrealized Depreciation	$(13,977)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Preferred Stock	Private Equity Funds	Corporate Convertible Bond
Balance as of 03/31/17	$-	$4,693	$-
Purchases	-	-	300,000
Realized loss	(200,000)	-	-
Change in unrealized appreciation/(depreciation)	200,000	(1,561)	-
Balance as of 03/31/18	$-	$3,132	$300,000
Net change in unrealized appreciation/(depreciation) from investments held as of 03/31/18**	$200,000	$(1,561)	$-

**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

See Notes to Financial Statements.

8

ADALTA INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $15,882,683)	$16,535,019
Investments in affiliates, at value (Cost $400,000)	386,023
Investments, at value	16,921,042
Cash	116,344
Foreign currency (Cost $56,462)	57,151
Receivables:
Fund shares sold	66
Dividends and interest	72,810
From investment adviser	775
Prepaid expenses	12,010
Total Assets	17,180,198
LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	50
Fund services fees	5,416
Other expenses	34,862
Total Liabilities	40,328
NET ASSETS	$17,139,870

COMPONENTS OF NET ASSETS
Paid-in capital	$17,191,042
Undistributed net investment income	77,289
Accumulated net realized loss	(768,239)
Net unrealized appreciation	639,778
NET ASSETS	$17,139,870
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	977,395
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$17.54

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

9

ADALTA INTERNATIONAL FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income	$440,370
Interest income	7,769
Total Investment Income	448,139
EXPENSES
Investment adviser fees	282,550
Fund services fees	178,115
Custodian fees	25,648
Registration fees	18,929
Professional fees	45,228
Trustees' fees and expenses	6,018
Other expenses	36,103
Total Expenses	592,591
Fees waived	(310,041)
Net Expenses	282,550
NET INVESTMENT INCOME	165,589
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (Net of foreign withholding taxes of $2,391)	1,795,605
Foreign currency transactions	(12,733)
Net realized gain	1,782,872
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,527,626)
Investments in affiliated issuers	(13,977)
Deferred foreign capital gains taxes	6,456
Foreign currency translations	2,348
Net change in unrealized appreciation (depreciation)	(1,532,799)
NET REALIZED AND UNREALIZED GAIN	250,073
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$415,662

See Notes to Financial Statements.

10

ADALTA INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,

	2018	2017
OPERATIONS
Net investment income	$165,589	$156,130
Net realized gain	1,782,872	2,316,725
Net change in unrealized appreciation (depreciation)	(1,532,799)	70,986
Increase in Net Assets Resulting from Operations	415,662	2,543,841

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(376,234)	(211,892)
Total Distributions to Shareholders	(376,234)	(211,892)

CAPITAL SHARE TRANSACTIONS
Sale of shares	213,469	182,535
Reinvestment of distributions	349,137	191,469
Redemption of shares	(2,247,042)	(31,016,736)
Redemption fees	54	5
Decrease in Net Assets from Capital Share Transactions	(1,684,382)	(30,642,727)
Decrease in Net Assets	(1,644,954)	(28,310,778)

NET ASSETS
Beginning of Year	18,784,824	47,095,602
End of Year (Including line (a))	$17,139,870	$18,784,824

SHARE TRANSACTIONS
Sale of shares	11,678	11,589
Reinvestment of distributions	19,131	12,329
Redemption of shares	(122,216)	(1,971,193)
Decrease in Shares	(91,407)	(1,947,275)

(a) Undistributed net investment income	$77,289	$237,417

See Notes to Financial Statements.

11

ADALTA INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Year	$17.58	$15.61	$17.19	$18.50	$20.73
INVESTMENT OPERATIONS
Net investment income (a)	0.16	0.09	0.11	0.15	0.18
Net realized and unrealized gain (loss)	0.18	2.06	(0.61)	(0.23)	(0.30)
Total from Investment Operations	0.34	2.15	(0.50)	(0.08)	(0.12)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.38)	(0.18)	(1.08)	(0.48)	(1.46)
Net realized gain	–	–	–	(0.75)	(0.65)
Total Distributions to Shareholders	(0.38)	(0.18)	(1.08)	(1.23)	(2.11)
REDEMPTION FEES(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Year	$17.54	$17.58	$15.61	$17.19	$18.50
TOTAL RETURN	1.85%	13.94%	(2.84)%	(0.32)%	(0.54)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$17,140	$18,785	$47,096	$68,526	$91,898
Ratios to Average Net Assets:
Net investment income	0.87%	0.56%	0.66%	0.84%	0.90%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.41%
Gross expenses (c)	3.15%	3.02%	2.14%	1.90%	1.90%
PORTFOLIO TURNOVER RATE	44%	42%	38%	52%	39%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

ADALTA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

The Adalta International Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. From August 1, 2014 through June 30, 2016 the Fund was named the Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2014, the Fund was named Beck, Mack & Oliver Global Equity Fund. Prior to June 24, 2009, the Fund was named Austin Global Equity Fund.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition and market activity. The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
13

ADALTA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. As permitted by GAAP, as a practical expedient, the Valuation Committee may measure the fair value of its investments in investment companies on the basis of the net asset value per share of such investments (or the equivalent) if the net asset value per share of such investments (or the equivalent) is calculated in a manner consistent with the measurement principles of applicable authoritative guidance as of the Fund’s reporting date. The fair value of the Fund’s investments in investment companies is based on the information provided by such investment company’s management, which reflects the Fund’s share of the fair value of the net assets of such investment company (i.e., the practical expedient is used). If the Valuation Committee determines, based on its own due diligence and investment valuation procedures, that alternative valuation techniques are more appropriate for any of the Fund’s investments in investment companies, such investments may be fair valued by the Valuation Committee using other suitable sources. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-
14

ADALTA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
15

ADALTA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Adalta Capital Management LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”).  The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.
16

ADALTA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least September 30, 2018. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2018, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$196,926	$113,115	$310,041

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2018, were $7,887,383 and $9,110,757, respectively.

Note 6. Federal Income Tax

As of March 31, 2018, the cost of investments for federal income tax purposes is $16,414,558 and the components of net unrealized appreciation were as follows:

Gross Unrealized Appreciation	$3,373,102
Gross Unrealized Depreciation	(2,866,618)
Net Unrealized Appreciation	$506,484

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$376,234	$211,892

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$98,322
Capital and Other Losses	(657,397)
Net Unrealized Appreciation	507,903
Total	$(51,172)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement
17

ADALTA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

of Assets and Liabilities are primarily due to partnerships, wash sales and investments in passive foreign investment companies.

The Fund has $127,575 of available short-term capital loss carryforwards and $529,822 of available long-term capital loss carryforwards that have no expiration date.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2018. The following reclassification was the result of currency gain/loss reclassifications, partnership distributions, K-1 income and investments in passive foreign investment companies and has no impact on the net assets of the Fund.

Undistributed Net Investment Income	$50,517
Accumulated Net Realized Loss	(48,705)
Paid-in-Capital	(1,812)

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Adalta International Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Adalta International Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, counterparties, and investee companies. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 29, 2018
19

ADALTA INTERNATIONAL FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Investment Advisory Agreement Approval

At the March 27, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources and the Adviser’s recent enhancements to its compliance, cyber security and business continuity programs. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index, the MSCI ACWI Ex U.S. Index. The Board observed that the Fund underperformed benchmark index for the one-, three-, and five-year periods ended December 31, 2017 and outperformed the benchmark for the 10-year period ended December 31, 2017. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”)
20

ADALTA INTERNATIONAL FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

as having characteristics similar to those of the Fund. The Board observed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended December 31, 2017. The Board noted the Adviser’s representation that the Fund’s relative underperformance during the periods could be attributed, in part, to the Adviser’s stock selection and geographic exposure. The Board also noted the Adviser’s representation that the Fund did not maintain a high degree of correlation to the primary benchmark, which was under review by the Adviser for appropriateness. Based on the Adviser’s investment style and the foregoing performance information, among other relevant considerations, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate was lower than the median of its Broadridge peer group and the Fund’s actual total expenses were higher than the median of its Broadridge peer group. The Board considered that the Adviser had contractually agreed to cap the Fund’s expenses to ensure they remain at competitive levels and that the Adviser had agreed to a breakpoint in the advisory fee at certain asset levels which had not yet been reached. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was not unreasonable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. The Board noted the Adviser’s representation that the Fund was not profitable for the Adviser due to the low asset levels resulting and that the Adviser was currently subsidizing the Fund’s operations pursuant to the contractual expense cap. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale at higher asset levels, and that the Adviser had agreed to a contractual breakpoint in the advisory fee upon reaching certain, higher asset levels. Based on the foregoing information and other applicable considerations, and in light of the size of the Fund, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.
21

ADALTA INTERNATIONAL FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (844) 284-9829 and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 284-9829 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
22

ADALTA INTERNATIONAL FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$956.00	$7.31	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 63.96% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.34% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and
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ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 284-9829.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011
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FOR MORE INFORMATION

Investment Adviser

Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, NY 10018

Transfer Agent

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Adalta International Fund

P.O. Box 588
Portland, ME 04112
(844) 284-9829

209-ANR-0318

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned +12.77% net of fees and expenses for the fiscal year ended March 31, 2018 (the “Fiscal Year”), resulting in a net asset value (“NAV”) of $11.56. By comparison, during the Fiscal Year, the S&P 500 Index, which is the Partners Fund’s principal benchmark, returned +13.99%.

Performance Update

Below is an updated version of a performance comparison table that was introduced in the letter for the fiscal year ended March 31, 2017 (the “March 2017 Letter”), and that was updated in the letter for the six-month semi-annual period ended September 30, 2017 (the “September 2017 Letter”). Among other things, we believe that this table is useful for evaluating the performance of the Partners Fund under its current management. For more details on the changes to the management of the Partners Fund that were completed in early calendar 2016, please see the September 2017 Letter and the March 2017 Letter, which are available at the following link: https://www.beckmack.com/USStrategy.aspx?category=shareholderReports.

	12/1/09 – 3/31/14	3/31/14 – 3/31/16	3/31/16 – 3/31/18
Beck, Mack & Oliver Partners Fund	+90.28%	-21.46%	+30.19%
S&P 500 Index	+85.01%	+14.74%	+33.57%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786.)

Over the last two fiscal years, during which the Partners Fund has been managed by Robert C. Beck and Richard C. Fitzgerald, the Partners Fund generated a cumulative total return of +30.19% vs. +33.57% for the S&P 500 Index. While the NAV of the Partners Fund increased significantly during that period, there are two important observations to make about the relative performance over the last two years:

●
First, the +33.57% cumulative total return for the S&P 500 Index corresponds to an annualized total return of +15.57%, which is well in excess of the S&P 500 Index’s annualized total returns over long periods of time. Over the 10, 20, 30, 40, and 50 years ended March 31, 2018, the annualized total return of the S&P 500 Index was +9.49%, +6.45%, +10.45%, +11.94%, and +10.22%, respectively. The annualized total return of the Partners Fund over the last two years was +14.10%.

●
Second, over the last two fiscal years, the S&P 500 Growth Index has generated a cumulative total return of +38.09%, while the S&P 500 Value Index has generated a cumulative total return of +27.76%. While any distinction between “growth” and “value” is not absolute, we believe that the investment strategy of the Partners Fund— which emphasizes long-term fundamentals and seeks to purchase securities at prices below their intrinsic value—is generally more comparable to “value”-oriented investment strategies. Furthermore, over long periods of time, the total returns of the S&P 500 Growth Index and the S&P 500 Value Index tend to approximately converge on those of the S&P 500 Index. For instance, over the 20 years ended March 31, 2018, the annualized total return of the S&P 500 Growth Index was +6.63% vs. +5.95% for the S&P 500 Value Index and +6.45% for the S&P 500 Index. Hence, while “growth”-oriented investment strategies have generally outperformed “value”-oriented investment

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strategies over the last couple of years, periods during which “growth” or “value” significantly outperforms the other tend to be followed by periods during which “growth” or “value” underperforms the other.

To be clear, we continue to manage the Partners Fund with a focus on preserving your capital and outperforming the broader equity market (for which the S&P 500 Index is an appropriate proxy) over long periods of time. The observations made above are intended merely to provide relevant context for the relative performance of the Partners Fund over the last two years. Each investment professional of Beck, Mack & Oliver LLC (“BM&O”), which is the investment adviser to the Partners Fund, personally owns shares of the Partners Fund.

Largest Positive & Negative Contributors

The table below indicates the largest positive and negative single-security contributors to investment performance as well as the total returns of the underlying securities during the Fiscal Year.1

Largest Positive Contributors			Largest Negative Contributors
Position	Contribution	Total Return	Position	Contribution	Total Return
Credit Acceptance Corp.	+2.50%	+65.7%	Chicago Bridge & Iron Co. NV	-1.43%	-52.9%
Matador Resources Co.	+1.55%	+25.7%	CenturyLink, Inc.	-0.45%	-21.7%
Microsoft Corp.	+1.48%	+41.5%	Schlumberger, Ltd.	-0.40%	-14.5%

Credit Acceptance Corp.

The largest positive contributor to investment performance during the Fiscal Year was Credit Acceptance Corp. (“Credit Acceptance”), which is a subprime automotive lender with a unique business model based on making advances to the automotive dealer, who shares repayment risk with Credit Acceptance. Due primarily to valuation multiple expansion, we reduced the size of the Credit Acceptance position towards the end of the Fiscal Year, though it remains a core holding of the Partners Fund. We also discussed the Credit Acceptance position in the September 2017 Letter.

Matador Resources Co.

Fiscal 2018 represents the second consecutive fiscal year in which Matador Resources Co. (“Matador”) was among the three largest positive contributors to investment performance. Matador is an energy company primarily focused on the exploration and production of oil and natural gas, with a sizeable presence in the Permian Basin as well as a valuable midstream asset. BM&O has been a major shareholder of Matador since calendar 2013 and we have a high degree of confidence that the management team—led by co-founder, Chairman, and CEO Joe Foran—can continue to create shareholder value over time across a range of industry and market conditions.

[1]
Total return refers to the underlying security’s price appreciation plus reinvested dividends during the Fiscal Year. Contribution refers to the total return during the period of the Partners Fund’s ownership within the Fiscal Year multiplied by the percentage of the Partners Fund’s net assets that the security represents.

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Microsoft Corp.

Microsoft Corp. (“Microsoft”) was also a major positive contributor to investment performance during the Fiscal Year. Under CEO Satya Nadella, Microsoft has been an innovative leader in enterprise software and cloud services. We believe that the company continues to benefit from multiple tailwinds and that the valuation of the stock remains attractive in light of prospective earnings growth, strong cash flow characteristics, and a solid balance sheet.

Other Positive Contributors

In addition to the three positive contributors discussed above, three other positions—Apollo Global Management, LLC; Alphabet, Inc.; and JPMorgan Chase & Co.—each contributed more than +1% to investment performance during the Fiscal Year. All six positions remain core holdings of the Partners Fund.

Chicago Bridge & Iron Co. NV

The largest negative contributor to investment performance during the Fiscal Year—by a long shot—was Chicago Bridge & Iron Co. NV (“CBI”). Not only was the negative contribution from CBI more than threefold that of the next largest negative contributor, but CBI has the dubious distinction of being among the three largest negative contributors in each of the last two fiscal years. We discussed the CBI position in the September 2017 Letter, the March 2017 Letter, and the letter for the six-month semi-annual period ended September 30, 2016 (“the September 2016 Letter”).

In the September 2017 Letter, we wrote: “While the Westinghouse litigation was indeed resolved in CBI’s favor [which we predicted in the March 2017 Letter and the September 2016 Letter], poor fundamental execution and management turnover nevertheless weighed heavily on the stock during the Semi-Annual Period. We recently had the opportunity to meet with the new CEO and are cautiously optimistic that the worst is behind CBI…While we have refrained from adding to our position in CBI, we intend to maintain our valuation discipline in regard to the timing of our exit.”

In December 2017, CBI and McDermott International, Inc. (“McDermott”) announced that McDermott would acquire CBI in an all-stock transaction, pursuant to which each share of CBI would be exchanged for approximately 2.47 shares of McDermott. Although the share exchange ratio implied little premium to where CBI stock was trading at the time, we view this transaction favorably as the combined company (i) is likely to be much stronger financially than CBI was on its own and (ii) will be led by McDermott’s management team, including CEO David Dickson, whom we have had the opportunity to meet and who was very successful in turning around McDermott after he became CEO in late calendar 2013. Consistent with our message in the September 2017 Letter, we have continued to refrain from adding to our position in CBI, which was 1.5% of net assets as of the end of the Fiscal Year, but we intend to maintain our valuation discipline in regard to the timing of our exit and we believe that McDermott stock is trading meaningfully below its intrinsic value. The transaction with CBI is expected to close in May 2018. We look forward to updating you in future letters.

CenturyLink, Inc.

The next largest negative contributor to investment performance during the Fiscal Year was CenturyLink, Inc. (“CenturyLink”), which we discussed in the September 2017 Letter. CenturyLink completed the acquisition of Level 3 Communications, Inc. (“Level 3”) in early November 2017. Much of CenturyLink’s underperformance occurred in the
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months leading up to the completion of the Level 3 acquisition as well as in the month or so after that. The primary factors contributing to CenturyLink’s underperformance during that time included: (i) worsening sentiment regarding the so-called “legacy wireline” sector; (ii) delays in closing the Level 3 acquisition; (iii) concerns about the combined company’s ability to cover its dividend obligations through free cash flow generation; and (iv) interest rate pressures.

Despite having a different business mix and a much stronger balance sheet, CenturyLink historically was often compared to “legacy wireline” companies such as Windstream Holdings, Inc. (“Windstream”) and Frontier Communications Corp. (“Frontier”). During the Fiscal Year, Windstream and Frontier generated total returns of -73.2% and -73.4%, respectively. Notwithstanding the fact that CenturyLink was fundamentally differentiated from Windstream and Frontier, the severely negative performance of the latter two companies adversely affected sentiment throughout the sector. (Since completing the Level 3 acquisition, CenturyLink is now even further differentiated from these other two companies.)

Separately, one of the principal anticipated benefits of the Level 3 acquisition is the considerable accretion to free cash flow per share, based on the realization of synergies and Level 3’s more favorable revenue growth characteristics. Our confidence in the company’s free cash flow outlook was strengthened after we met in December 2017 with Jeff Storey and Sunit Patel, who were the CEO and CFO, respectively, of Level 3 and who are now running CenturyLink. Shortly after that meeting, several CenturyLink insiders acquired stock in the open market, signaling confidence on behalf of the Board of Directors and the management team in the company’s prospects. When CenturyLink reported earnings in February 2018, management introduced calendar 2018 financial guidance, which further underscored the company’s ability to more than cover its dividend.

Between late November 2017 and the end of the Fiscal Year, CenturyLink generated a total return of +24.4% vs. +2.2% for the S&P 500 Index. Even after this period of relative outperformance, CenturyLink remains materially undervalued, in our view. As of the end of the Fiscal Year, CenturyLink’s share price was $16.43, which corresponded to a dividend yield of more than 13%. By comparison, the yield on the 10-year U.S. Treasury as of the end of the Fiscal Year was 2.74%. We believe that the “spread” between CenturyLink’s dividend yield and Treasury yields will meaningfully compress as Storey and Patel successfully integrate the two companies, achieve synergies, and drive free cash flow per share growth—and that such spread compression is likely to more than offset any rise in underlying Treasury yields, resulting in capital appreciation as well as continued income from the substantial dividend.

Schlumberger, Ltd.

Schlumberger, Ltd. (“Schlumberger”) was the third largest negative contributor to investment performance during the Fiscal Year. Schlumberger, which is one of the leading global oil services companies, generated a total return of -14.5% during the Fiscal Year, which is markedly inferior to Matador’s +25.7% total return (see above). Much of this return differential can be attributed to the broader underperformance of oil services companies compared to energy exploration and production companies as well as to Schlumberger’s greater exposure to international energy markets, whose recovery has lagged that of the U.S. market. As many international energy markets currently appear to be at or near positive inflection points, we remain bullish on the outlook for Schlumberger. The Partners Fund’s energy portfolio as a whole contributed more than +1% to investment performance during the Fiscal Year.
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New & Exited Positions

The table below indicates the eight new positions that were initiated and the seven positions that were exited during the Fiscal Year:

New Positions	Exited Positions
BlackBerry, Ltd.	Boulevard Acquisition Corp. II
CenturyLink, Inc.	Colony NorthStar, Inc.
Discovery Communications, Inc., Class C	Devon Energy Corp.
Enterprise Products Partners LP	Dover Corp.
Kinder Morgan, Inc.	Fluor Corp.
Oaktree Capital Group, LLC	Kinder Morgan, Inc.
RadNet, Inc.	Level 3 Communications, Inc.
Wabtec Corp.

BlackBerry, Ltd.; Boulevard Acquisition Corp. II; CenturyLink, Inc.; Colony NorthStar, Inc.; Dover Corp.; Enterprise Products Partners LP; Kinder Morgan, Inc.; Level 3 Communications, Inc.; and Wabtec Corp. were all discussed in the September 2017 Letter (and CenturyLink and Level 3 were also discussed earlier in this letter).

Discovery Communications, Inc.

Discovery Communications, Inc. (“Discovery”) owns the popular cable networks the Discovery Channel, TLC, and Animal Planet, among several others. It recently completed the acquisition of Scripps Networks Interactive, Inc. (“Scripps”), whose primary networks include HGTV, the Food Network, and the Travel Channel. The combined company will be the leading owner of non-fiction video programming and will account for approximately 20% of primetime cable viewership in the U.S. In addition to providing critical mass in the U.S. market, the transaction is expected to generate material cost synergies and to create an opportunity to monetize Scripps’s content internationally, where Discovery already has a strong presence but where Scripps does not.

For the last several years, BM&O had followed without investing in Discovery, attracted to its valuable content, strong cash flow characteristics, and compelling valuation. For much of this time, not owning Discovery turned out to be the correct investment decision, as the share price fell from over $40 in calendar 2014 to $15 in late calendar 2017. We finally decided to invest in Discovery towards the end of the Fiscal Year based on the transformative nature of the Scripps transaction, the combined company’s highly attractive valuation, and our belief that the management team—led by CEO David Zaslav—will be able to continue to successfully navigate the quickly evolving landscape of video consumption, which has been characterized by the rise of “over-the-top” streaming services, “cord-cutting,” consumption on mobile devices, and “skinny” bundles.

Oaktree Capital Group, LLC

Oaktree Capital Group, LLC (“Oaktree”) is an alternative asset manager with approximately $100 billion in assets under management. BM&O has closely followed the alternative asset management industry over the last several years and Apollo Global Management, LLC (“Apollo”) and The Blackstone Group LP (“Blackstone”) continue to be core holdings of the Partners Fund. We believe that Oaktree, like Apollo and Blackstone, is both significantly undervalued and somewhat
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misunderstood by the broader market, with such misunderstanding in part reflecting the industry’s relative youth within public markets. (In 2007, Blackstone was among the first of the major private equity firms to go public; Apollo and Oaktree went public in 2011 and 2012, respectively.) Oaktree is differentiated from Blackstone and Apollo by having a greater relative exposure to credit and distressed debt and something of a “hidden” asset in its 20% stake in DoubleLine Capital LP, which itself has more than $100 billion in assets under management and which is led by Jeffrey Gundlach. We believe that Oaktree’s focus on credit and distressed debt will serve it particularly well during the next down-cycle in capital markets. Given the Partners Fund’s existing investments in Blackstone and Apollo, we have consciously limited the size the Oaktree position, which was 1.4% of net assets as of the end of the Fiscal Year.

RadNet, Inc.

RadNet, Inc. (“RadNet”) is the largest owner and operator of fixed-site diagnostic imaging centers in the U.S., with nearly 300 locations. Through acquisitions and joint ventures, RadNet continues to consolidate a large and highly fragmented market, as imaging volumes shift from higher-cost hospital settings to lower-cost non-hospital settings. In addition, over the last few years, RadNet has delevered its balance sheet and successfully grown its capitation business, while reimbursement pressures have eased materially. We believe that the valuation is quite compelling and are encouraged by the fact that insiders own approximately 20% of the company. In an environment in which healthcare costs need to be managed more effectively and managed care and healthcare services companies are increasingly looking to control the provision of care, we further believe that RadNet would make an attractive acquisition candidate (though our underwriting of the investment does not assume that RadNet is acquired). The Partners Fund purchased RadNet at an average price of $9.87 and RadNet’s share price as of the end of the Fiscal Year was $14.40.

Exited Positions

In the September 2017 Letter, we discussed the new positions in Enterprise Products Partners LP (“Enterprise”) and Kinder Morgan, Inc. (“Kinder”) and remarked that they “tend to be fundamentally more levered to commodity volumes than to commodity prices. As such, our view is that the underlying cash flows generated by these businesses, unlike those of upstream energy companies, are not especially dependent on the vagaries of commodity prices.” In light of these new energy investments, we elected to exit our position in Devon Energy Corp. (“Devon”) because the stock was both highly dependent on the oil price and generally lacked positive company-specific catalysts compared to our other energy investments. In addition, subsequent to our initial purchases of Enterprise and Kinder, we decided to increase the position size of Enterprise and to exit the Kinder position. While we continue to be bullish on prospects for both companies, we have higher conviction in Enterprise and chose to concentrate our energy portfolio on our very best ideas while managing the total amount of capital allocated to the energy sector. The Partners Fund generated a small gain on its Kinder position and since the Partners Fund exited its Kinder position, Enterprise has considerably outperformed Kinder.

In the September 2017 Letter, we wrote that Fluor Corp.’s “fundamental execution has underperformed our expectations. In response, we have meaningfully reduced our position in Fluor [Corp.], which is now one of the smallest positions in the Partners Fund.” Fluor Corp.’s share price appreciated significantly in the next few months and we took the opportunity to exit the position at what we deemed to be attractive levels.
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Other Portfolio Observations

As of the end of the Fiscal Year, the Partners Fund held 31 equity positions, with the 10 largest positions representing 50.7% of net assets. This compares to 30 equity positions, with the 10 largest positions representing 50.0% of net assets, as of the beginning of the Fiscal Year.

As of the end of the Fiscal Year, the largest sector exposures were financials (26.4% of net assets), healthcare (18.6%), and technology (14.4%) and cash represented less than 2% of net assets.

As of the end of the Fiscal Year, the Partners Fund had an estimated net capital loss per share of approximately $4.84.

Outlook

In the September 2017 Letter, we discussed how the market environment at the time was “characterized by the S&P 500 Index near its all-time highs [and] volatility near its all-time lows”. These conditions generally remained in place until the final two months of the Fiscal Year. In February and March of 2018, the S&P 500 Index generated a total return of -3.69% and -2.54%, respectively, which were the first negative-return months for the S&P 500 Index since October 2016. Similarly, volatility, after remaining quiescent more or less since the U.S. elections in November 2016, increased sharply in February 2018 and has not returned to its former lower levels.

Some of the main risks currently weighing on sentiment include: (i) policy tightening by the U.S. Federal Reserve, which just underwent a change in leadership, and by other central banks; (ii) strengthening inflationary pressures; (iii) potentially slower global economic growth compared to a few months ago; (iv) an ongoing dispute between the U.S. and China, the two largest national economies in the world, regarding trade imbalances and the threat of punitive and retaliatory tariffs; (v) geopolitical tensions with respect to North Korea, Iran, Syria, and Russia, among others; and (vi) the ongoing U.S. Special Counsel investigation.

As if the foregoing list was not enough to be concerned about, we are fast approaching the 10th year of both the economic expansion and the equity bull market in the U.S. It is a question of when rather than if we will have another economic recession and equity bear market. As long-term fundamental investors, we believe that our core competence is not to predict market or macroeconomic inflection points, but to find and to own high-quality companies that are trading at discounts to their intrinsic value. We thereby strive to preserve your (and our) capital and are focused on outperforming the broader equity market over long periods of time and through various economic cycles.

As the earlier discussion of the Partners Fund’s new investments during the Fiscal Year indicates, we have, over the last 12 months, found a number of new companies that meet our investment criteria and about whose prospects we are quite enthusiastic. Moreover, we believe that the current market environment of somewhat elevated levels of volatility, interest rates, and risk-aversion may well turn out to be more auspicious for our brand of stock-picking than the market environment of the last few years, which has been characterized by a combination of low volatility, depressed interest rates, tight credit spreads, and an equity market that has appreciated at rates far in excess of its long-term averages. Such equity market appreciation, to a large extent, has been disproportionately driven by a cohort of widely owned, mostly technology-related companies (see the earlier discussion of “growth” vs. “value”) and has occurred against a backdrop of rising so-called
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“passive” ownership (e.g., index investment strategies). We would surmise some degree of mutual reinforcement between the technology-led bull market and “passive” capital flows, any unwinding of which could be disruptive to financial markets more generally. Knowing that we do not know how any such unwinding would play out exactly, we believe that our brand of stock-picking—looking for high-quality companies that are out of favor and not chasing crowded or “consensus” ideas— should hold up relatively well in potentially more turbulent market conditions.

Thank you for your continued support.

Yours sincerely,

Robert C. Beck &	Richard C. Fitzgerald

Appendix: Historical Performance

Total returns for the Partners Fund and the S&P 500 Index for the periods ended March 31, 2018, were as follows:

Annualized Returns
Returns as of 03/31/18	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck, Mack & Oliver Partners Fund	+12.77%	+4.62%	+3.22%	+8.32%	+4.34%
S&P 500® Index	+13.99%	+10.78%	+13.31%	+13.33%	+9.49%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.81%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2018; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*	Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 9.

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade
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securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 Index and of the Partners Fund includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2018, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first Fiscal Year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
9

BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the “S&P 500”), over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of a $10,000 Investment
 Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Ten Year
Beck, Mack & Oliver Partners Fund	12.77%	3.22%	4.34%
S&P 500 Index	13.99%	13.31%	9.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.81%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least July 31, 2018 (the “Expense Cap”). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 943-6786.
10

BECK, MACK & OLIVER PARTNERS FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2018

PORTFOLIO HOLDINGS
% of Total Investments

11

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Common Stock - 99.1%
Consumer Discretionary - 6.0%
40,000	Discovery Communications, Inc., Class C (a)	$780,800
48,000	Liberty Global PLC, Class A (a)	1,502,880
		2,283,680
Consumer Staples - 3.8%
7,000	Anheuser-Busch InBev SA/NV, ADR	769,580
70,000	Crimson Wine Group, Ltd. (a)	692,300
		1,461,880
Energy - 13.7%
44,000	Enterprise Products Partners LP	1,077,120
90,000	Matador Resources Co. (a)	2,691,900
90,000	San Juan Basin Royalty Trust	711,000
12,000	Schlumberger, Ltd.	777,360
		5,257,380
Financials - 26.4%
70,000	Apollo Global Management, LLC	2,073,400
4,500	Credit Acceptance Corp. (a)	1,486,845
11,500	Enstar Group, Ltd. (a)	2,417,875
16,000	JPMorgan Chase & Co.	1,759,520
14,000	Oaktree Capital Group, LLC	554,400
58,000	The Blackstone Group LP	1,853,100
		10,145,140
Healthcare - 18.6%
13,000	Abbott Laboratories	778,960
20,000	Gilead Sciences, Inc.	1,507,800
48,000	Grifols SA, ADR	1,017,600
8,500	Laboratory Corp. of America Holdings (a)	1,374,875
18,000	Merck & Co., Inc.	980,460
40,000	RadNet, Inc. (a)	576,000
4,500	Waters Corp. (a)	893,925
		7,129,620
Industrials - 8.0%
24,000	Armstrong World Industries, Inc. (a)	1,351,200
40,000	Chicago Bridge & Iron Co. NV	576,000
14,000	Wabtec Corp.	1,139,600
		3,066,800
Real Estate - 4.2%
28,080	Homefed Corp. (a)	1,607,861
Technology - 14.4%
2,000	Alphabet, Inc., Class C (a)	2,063,580
75,000	BlackBerry, Ltd. (a)	862,500
21,000	Microsoft Corp.	1,916,670
12,000	QUALCOMM, Inc.	664,920
		5,507,670
Shares	Security Description	Value
Telecommunication Services - 4.0%
94,000	CenturyLink, Inc.	$1,544,420

Total Common Stock (Cost $31,072,268)		38,004,451

Contracts	Security Description	Exercise Price	Exp. Date	Value
Warrants - 0.1%
75,675	AgroFresh Solutions, Inc. (a)
	(Cost $171,744)	$11.50	02/19/19	40,864
Investments, at value - 99.2% (Cost $31,244,012)				$38,045,315
Other Assets & Liabilities, Net- 0.8%				322,928
Net Assets - 100.0%				$38,368,243

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$38,045,315
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$38,045,315

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

See Notes to Financial Statements.
12

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $31,244,012)	$38,045,315
Cash	594,275
Receivables:
Fund shares sold	479
Dividends and interest	18,669
Prepaid expenses	9,682
Total Assets	38,668,420

LIABILITIES
Payables:
Investment securities purchased	241,959
Fund shares redeemed	3,308
Accrued Liabilities:
Investment adviser fees	11,428
Trustees’ fees and expenses	50
Fund services fees	15,223
Other expenses	28,209
Total Liabilities	300,177

NET ASSETS	$38,368,243

COMPONENTS OF NET ASSETS
Paid-in capital	$47,195,421
Distributions in excess of net investment income	(45,738)
Accumulated net realized loss	(15,582,743)
Net unrealized appreciation	6,801,303
NET ASSETS	$38,368,243

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,317,620

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.56

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.
13

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $10,128)	$844,853
Interest income	1,611
Total Investment Income	846,464

EXPENSES
Investment adviser fees	390,568
Fund services fees	182,759
Custodian fees	10,046
Registration fees	20,263
Professional fees	45,418
Trustees' fees and expenses	7,184
Other expenses	31,572
Total Expenses	687,810
Fees waived	(297,211)
Net Expenses	390,599

NET INVESTMENT INCOME	455,865

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	1,268,937
Net change in unrealized appreciation (depreciation) on investments	2,970,504
NET REALIZED AND UNREALIZED GAIN	4,239,441
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,695,306

See Notes to Financial Statements.
14

BECK, MACK & OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
OPERATIONS
Net investment income	$455,865	$285,527
Net realized gain	1,268,937	885,490
Net change in unrealized appreciation (depreciation)	2,970,504	4,051,877
Increase in Net Assets Resulting from Operations	4,695,306	5,222,894

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(34,294)	(361,274)
Total Distributions to Shareholders	(34,294)	(361,274)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,901,960	10,071,093
Reinvestment of distributions	30,422	325,372
Redemption of shares	(6,994,229)	(12,077,450)
Redemption fees	199	1,186
Decrease in Net Assets from Capital Share Transactions	(4,061,648)	(1,679,799)
Increase in Net Assets	599,364	3,181,821

NET ASSETS
Beginning of Year	37,768,879	34,587,058
End of Year (Including line (a))	$38,368,243	$37,768,879

SHARE TRANSACTIONS
Sale of shares	260,983	1,058,015
Reinvestment of distributions	2,607	32,833
Redemption of shares	(628,561)	(1,261,209)
Decrease in Shares	(364,971)	(170,361)

(a) Undistributed (distributions in excess of) net investment income	$(45,738)	$34,262

See Notes to Financial Statements.
15

BECK, MACK & OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Year	$10.26	$8.98	$12.42	$14.82	$13.76
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.08	0.10	0.11	0.04
Net realized and unrealized gain (loss)	1.18	1.30	(1.57)	(1.70)	1.91
Total from Investment Operations	1.31	1.38	(1.47)	(1.59)	1.95

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)	(0.10)	(0.07)	(0.09)	(0.03)
Net realized gain	–	–	(1.90)	(0.72)	(0.86)
Total Distributions to Shareholders	(0.01)	(0.10)	(1.97)	(0.81)	(0.89)
REDEMPTION FEES (a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Year	$11.56	$10.26	$8.98	$12.42	$14.82
TOTAL RETURN	12.77%	15.45%	(12.05)%	(10.70)%	14.59%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$38,368	$37,769	$34,587	$124,102	$186,315
Ratios to Average Net Assets:
Net investment income	1.17%	0.80%	0.87%	0.75%	0.31%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.76%	1.81%	1.44%	1.29%	1.29%
PORTFOLIO TURNOVER RATE	19%	26%	50%	41%	32%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.
16

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

The Beck, Mack & Oliver Partners Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991. The Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
17

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and
18

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2018, the Fund had $344,275 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.
19

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least July 31, 2018. During the year ended March 31, 2018, fees waived were $297,211.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2018 were $7,176,167 and $10,153,158 respectively.

Note 7. Federal Income Tax

As of March 31, 2018, the cost of investments for federal income tax purposes is $30,812,064 and the components of net unrealized appreciation were as follows:

Gross Unrealized Appreciation	$9,943,765
Gross Unrealized Depreciation	(2,710,514)
Net Unrealized Appreciation	$7,233,251

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$34,294	$361,274
20

BECK, MACK & OLIVER PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(16,060,429)
Net Unrealized Appreciation	7,233,251
Total	$(8,827,178)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to equity return of capital, partnerships, grantor trusts and wash sales.

The Fund has $5,141,993 of available short-term capital loss carryforwards and $10,918,436 of available long-term capital loss carryforwards that have no expiration date.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2018. The following reclassification was the result of net operating loss, equity return of capital, real estate investment trusts, grantor trusts and partnership adjustments and has no impact on the net assets of the Fund.

Distributions in Excess of Net Investment Income	$(501,571)
Accumulated Net Realized Loss	547,457
Paid-in-Capital	(45,886)

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Beck, Mack & Oliver Partners Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Beck, Mack & Oliver Partners Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 24, 2018
22

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Investment Advisory Agreement Approval

At the March 27, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf concerning the Adviser’s personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fees enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources and the Adviser’s recent enhancements to its compliance, cyber security and business continuity programs. The Board noted the Adviser’s representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, that the firm has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500 Index, the Fund’s primary benchmark index, for all periods reviewed ended December 31, 2017. The Board noted the Adviser’s statement that the Fund’s underperformance relative to the benchmark over the short term was attributable, at least in part, to the Fund’s sector allocation and, in particular, the Fund’s underweight exposure to the technology sector, which had outperformed the overall market in recent years. The Board considered the Adviser’s representation that the Fund’s underperformance over the longer term was largely a result of the Fund’s overexposure to the energy sector during
23

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

the calendar years 2014 and 2015 and noted that the Adviser had since changed its portfolio manager and repositioned the Fund’s energy exposure.

The Board also reviewed the Fund’s performance relative to an independent peer group identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of the Broadridge peers for the one-year period ended December 31, 2017, and underperformed the median of its Broadridge peer group for the three- and five-year periods ended December 31, 2017. With respect to the Fund’s relative underperformance for the three- and five-year periods, the Board considered the Adviser’s assertion that the peer group identified by Broadridge is not the most suitable comparison for the Fund and at the request of the Adviser, reviewed the Fund’s performance compared to a second peer group of funds provided by the Adviser as a more meaningful comparison (“Comparable Fund Peers”). The Board considered the Adviser’s explanation of the Comparable Fund Peers as an appropriate point of comparison for the Fund in evaluating its performance and considered the Fund’s performance relative to the Comparable Fund Peers. In that regard, the Board noted that the Fund outperformed the median of the Comparable Fund Peers for the one-year period ended December 31, 2017, and underperformed the median of the Comparable Fund Peers for the three- and five-year periods ended December 31, 2017. Finally, the Board observed that the Adviser had taken steps that were expected to improve the Fund’s future performance.

Based on the Adviser’s investment style and the foregoing performance information, among other factors, the Board determined that the Fund and its shareholders could expect to benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board observed that the Adviser’s actual advisory fee rate and actual total expenses were each less than the median of the Broadridge peers and were each less than the median of the Comparable Fund Peers. The Board further noted that the Adviser was currently waiving a significant portion of its advisory fee in an effort to keep the Fund’s expenses at competitive levels. The Board also noted the Adviser’s representation that the advisory fee charged to the Fund was consistent with the fee charged by the Adviser to its smaller separately managed accounts. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board considered also the Adviser’s representation that the Adviser does not conduct a formal, comprehensive cost allocation with respect to its mutual fund activities and separately managed accounts, but that the Adviser believed that the Fund was comparatively less profitable than its separately managed account activities as a result of the low level of the Fund’s assets, costs incurred in connection with regulatory compliance applicable to registered investment companies, and the expense cap currently in place. Based
24

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of the Fund were reasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s statement that, although the Fund’s shareholders potentially could benefit from economies of scale if the Fund’s assets increased, the consideration of breakpoints was not appropriate at this time because of the Fund’s low asset levels. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in renewing the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, other than its contractual advisory fees and the soft dollar benefits accrued from Fund brokerage commissions and used to obtain third party research for the benefit of both the Fund and the Adviser’s separately managed accounts, the Adviser does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities
25

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

and Exchange Commission’s (“SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
26

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,041.43	$5.09	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.45% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds

27

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011- 2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

28

BECK, MACK & OLIVER PARTNERS FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011

29

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Annual Report
March 31, 2018

LMCG FUNDS
TABLE OF CONTENTS
MARCH 31, 2018

LMCG Global Market Neutral Fund
A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	4
Schedule of Investments	5
Schedule of Securities Sold Short	7
Notes to Schedules of Investments and Securities Sold Short	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14

LMCG Global MultiCap Fund
A Message to Our Shareholders (Unaudited)	16
Performance Chart and Analysis (Unaudited)	19
Schedule of Investments	20
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

LMCG International Small Cap Fund
A Message to Our Shareholders (Unaudited)	28
Performance Chart and Analysis (Unaudited)	31
Schedule of Investments	32
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	38

Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	46
Additional Information (Unaudited)	47

IMPORTANT INFORMATION
An investment in the LMCG Global Market Neutral Fund, the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Dear Shareholder:

The LMCG Global Market Neutral Fund (the “Fund”) Institutional Shares advanced 1.03% over the last twelve months versus a 1.07% gain for the Citigroup 3-Month U.S. T-Bill Index (the “Index”). Since its May 21, 2013 inception, the Institutional Shares has returned an annualized 1.65% versus 0.32% for the Index. The Fund invests primarily in small-mid cap companies in the U.S. and large cap companies internationally. For the year, large cap equities in the U.S. underperformed their international peers with the Russell 1000 Index returning 13.98% while the MSCI EAFE Index posted a 14.80% return. Smaller cap companies in the U.S. (proxied by the Russell 2000 Index), which is where the Fund primarily invests, moderately underperformed large caps with a return of 11.79% for the period.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.

The year included a variety of capital market environments – it was primarily a continuation of the extended bull market until February 2018. But the low volatility environment that was evidenced in most of 2017 disappeared in February-March 2018, and investors became nervous about a variety of issues: trade wars, higher inflation, higher interest rates and geo-political conflicts. The February-March period witnessed many global equity indexes moving into corrective phases (declines of 10%). In general, it appeared that headlines (rather than data) were behind the market moves. The economic data continued to be favorable, e.g. unemployment remained low, inflation remained under control and earnings outlooks were favorable for most companies. The stock selection model is fundamentally-based, so it has typically been most effective when fundamentals – not headlines – drive security prices.

The Fund generated mixed results during the 12-month period. The strong third (calendar) quarter return of 2.91% for Institutional Shares offset three quarters of modest negative returns between zero and -1.0%. The global equity market backdrop in the last three quarters of 2017 produced strong equity returns accompanied by very low volatility. Fixed income markets also produced solid investment results in this time period. One of the hallmarks of the Fund is its lack of correlation to either equity or fixed income markets. Therefore, in a strong equity market, the Fund does not benefit from a beta effect. The Fund met its investment objective of delivering capital appreciation independent of equity market conditions for the year – however we were disappointed that the magnitude of the gain was muted by the three negative quarters.

Attribution

In any given period, stock selection factors can work better in one universe versus the other. This year, the results were materially better in the U.S. sleeve of the portfolio. Additionally, the long side of the Fund was much more productive than the short side. The largest country contributor was the Netherlands, which delivered positive results both on the long and short side. The U.S. was the second biggest contributor from a country perspective – but there was a wide dichotomy between longs and shorts – as the longs generated significant returns while the U.S. shorts detracted from performance. The U.S. constitutes approximately 60% of the Fund’s weight. There was wide dispersion in sector results for the 12-month period. Energy, Health Care and Consumer Discretionary were the strongest sectors (net results of long and short positions), while Industrials, Materials and Real Estate lagged (also on a net basis).

Model Efficacy

In the model’s U.S. universe1, market dynamics (which includes earnings revision and price momentum) was the largest contributor to performance over the one-year period, followed by earnings quality. Value was negative for the same period. The pattern was similar in the international universe2although earnings quality was slightly negative.

[1]	The U.S. universe is primarily stocks in the Russell 2000 Index.
[2]	The international universe is primarily the MSCI EAFE Index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

LMCG FUNDS

1

LMCG GLOBAL MARKET NEUTRAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

The graph below shows the difference in performance of our model’s three factors for the one-year period in the U.S. and international investment universes. This data is calculated by subtracting the 5th quintile stock performance for each factor in our U.S. and international universes from the performance of those in their respective 1st quintile. Performance in the Fund’s portfolio varies from the model, since the Fund does not own all of the 1st quintile stocks or short all of the 5th quintile stocks, and the Fund owns stocks below the 1st quintile and shorts stocks above the 5th quintile.

Source: LMCG

Outlook

We have been discussing the strength of the long running bull market in recent quarterly commentaries – and the pullback that we were likely to get at some point. That pullback occurred in February and March, as many equity indexes witnessed a 10% decline. Fixed income securities also posted negative returns in the quarter – providing investors with few “safe havens.” Volatility, which had been benign for a long time returned with a vengeance in February, resulting in wild daily market swings. We think a good definition of market volatility is “when buyers and sellers can’t agree on a fair price for an asset” – it certainly seemed to be an apt description for the global equity markets for a good part of February and March.

One feature of a low or non-correlating investment should be resiliency in a declining equity market. But when that declining market is feeding off of headlines rather than fundamentals, the Fund is typically less effective. If the weak equity markets we witnessed in February and March persist in 2018, and that weakness is more based on deteriorating fundamentals such as lower earnings or higher interest rates than anticipated, we believe that the Fund should provide a good risk dampener to an investor’s equity allocation.

Sincerely,

Gordon Johnson Co-Portfolio Manager LMCG Investments, LLC	Shannon Ericson Co-Portfolio Manager LMCG Investments, LLC

LMCG FUNDS
2

LMCG GLOBAL MARKET NEUTRAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

INVESTMENT CONSIDERATIONS

Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.

Market Neutral Style Risk - As a result of the Fund’s use of short selling, the Fund will not participate to the same level as a long only mutual fund in a “bull” market.

Short Selling Risk - The Fund may engage in short sales of securities by borrowing a security and then selling it. The Fund may incur losses from unsuccessful short sales, and due to the nature of short selling, such losses may be theoretically unlimited. Short selling requires segregated account of cash and/or liquid assets with Fund’s custodian which may lead to high levels of cash or liquid assets. A more detailed discussion of the Fund’s risks, including risks that are unique to the Fund, can be found in its prospectus.

Equity Risk - The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline.

Foreign Investments Risk - Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

LMCG FUNDS
3

LMCG GLOBAL MARKET NEUTRAL FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global Market Neutral Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global Market Neutral Fund - Institutional Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Since Inception(1)
LMCG Global Market Neutral Fund - Institutional Shares	1.03%	1.65%
LMCG Global Market Neutral Fund - Investor Shares(2)	0.75%	1.48%
Citigroup 3-Month U.S. T-Bill Index	1.07%	0.32%

(1)	Institutional Shares commenced operations on May 21, 2013 and Investor Shares commenced operations on December 18, 2014.
(2)	Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and Investor Shares are 3.77% and 4.39%, respectively. Excluding the effect of expenses attributable to dividend and interest expenses on short sales, the Fund's total annual operating expense ratios for Institutional Shares and Investor Shares would be 2.19% and 2.68%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% and 1.85% of Institutional Shares and Investor Shares, respectively, through at least July 31, 2018 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/ reimbursed. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

LMCG FUNDS

4

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Long Positions - 95.5%
Equity Securities - 90.5% (a)
Common Stock - 90.0%
Australia - 1.6%
13,466	Aristocrat Leisure, Ltd.	$251,417
9,794	Caltex Australia, Ltd.	237,907
3,293	Macquarie Group, Ltd.	262,575
		751,899
Austria - 0.3%
12,279	UNIQA Insurance Group AG	142,944
Belgium - 0.9%
8,431	bpost SA	190,479
2,910	UCB SA	236,986
		427,465
Bermuda - 0.5%
10,768	Marvell Technology Group, Ltd.	226,128
Denmark - 0.6%
4,849	H Lundbeck A/S	272,351
Finland - 1.2%
12,308	Fortum OYJ	264,413
16,492	Stora Enso OYJ, Class R	303,228
		567,641
France - 3.5%
10,489	CNP Assurances	264,786
2,268	Eiffage SA	258,305
206	Hermes International	122,107
1,842	ICADE REIT	178,830
30,604	Natixis SA	251,115
2,214	Renault SA	268,664
2,556	Sanofi	205,094
10,292	Television Francaise 1	139,763
		1,688,664
Germany - 2.7%
2,415	BASF SE	244,923
2,456	Bechtle AG	199,228
2,215	Covestro AG (b)	218,105
7,767	Deutsche Lufthansa AG	248,292
6,672	METRO AG	118,029
2,083	Rheinmetall AG	295,670
		1,324,247
Ireland - 0.9%
20,419	Grafton Group PLC	220,452
16,774	UDG Healthcare PLC	204,337
		424,789
Italy - 0.5%
11,431	Azimut Holding SpA	245,714
Japan - 7.3%
14,000	GMO internet, Inc.	302,688
33,000	Hitachi, Ltd.	240,359
14,800	Itoham Yonekyu Holdings, Inc.	128,899
7,700	Megmilk Snow Brand Co., Ltd.	209,139
46,400	Nippon Suisan Kaisha, Ltd.	241,642
4,900	Nippon Telegraph & Telephone Corp.	228,600
2,900	Nitto Denko Corp.	219,179
8,200	NOK Corp.	160,127
21,400	Sanwa Holdings Corp.	275,943
16,700	Sumitomo Corp.	279,767
4,400	Suzuki Motor Corp.	238,891
4,700	Taiheiyo Cement Corp.	168,821
4,200	Terumo Corp.	218,450
1,300	Tokyo Electron, Ltd.	240,488
3,500	Ulvac, Inc.	198,009
6,100	Yamaha Motor Co., Ltd.	181,487
		3,532,489
Shares	Security Description	Value
Netherlands - 2.1%
2,548	BE Semiconductor Industries NV	$261,375
3,261	EXOR NV	232,131
2,852	Koninklijke DSM NV	283,480
4,873	Wolters Kluwer NV	259,170
		1,036,156
Norway - 2.1%
24,841	Orkla ASA	267,711
10,728	Statoil ASA	253,910
11,574	Telenor ASA	263,206
9,505	TGS NOPEC Geophysical Co. ASA	233,183
		1,018,010
Portugal - 0.4%
11,811	Jeronimo Martins SGPS SA	214,825
Puerto Rico - 0.7%
7,812	Popular, Inc.	325,135
Singapore - 0.6%
27,600	Oversea-Chinese Banking Corp., Ltd.	271,888
Spain - 0.6%
6,489	Ebro Foods SA	165,088
2,157	Viscofan SA	148,953
		314,041
Sweden - 2.7%
9,610	Axfood AB	164,502
22,346	Dometic Group AB (b)	204,711
2,173	Evolution Gaming Group AB (b)	119,422
9,246	Fabege AB	200,731
20,619	Peab AB	186,155
15,114	Swedish Orphan Biovitrum AB (c)	270,632
8,458	Volvo AB, Class B	154,819
		1,300,972
Switzerland - 3.3%
7,452	Coca-Cola HBC AG (c)	275,774
10,453	GAM Holding AG (c)	176,011
6,579	Logitech International SA, Class R	241,482
980	Lonza Group AG	231,122
3,078	Novartis AG	248,952
98	SGS SA	241,073
616	Zurich Insurance Group AG	203,195
		1,617,609
United Kingdom - 4.8%
38,094	BP PLC	256,948
10,806	easyJet PLC	243,588
23,772	Inchcape PLC	230,478
10,330	Intermediate Capital Group PLC	142,679
30,278	International Consolidated Airlines Group SA	262,143
48,703	Kingfisher PLC	199,794
4,305	Rightmove PLC	262,795
4,847	Schroders PLC	217,477
5,440	Severn Trent PLC	140,834
11,862	SSE PLC	212,797
21,069	Tate & Lyle PLC	160,917
		2,330,450
United States - 52.7%
3,276	1st Source Corp.	165,831
6,941	Allison Transmission Holdings, Inc.	271,115
3,292	Amedisys, Inc. (c)	198,639
2,569	American Financial Group, Inc.	288,293
3,346	Arrow Electronics, Inc. (c)	257,709
5,235	Athene Holding, Ltd., Class A (c)	250,285
3,231	BancFirst Corp.	171,566
8,793	Beazer Homes USA, Inc. (c)	140,248
1,175	Bio-Techne Corp.	177,472
7,446	Boise Cascade Co.	287,416

See Notes to Financial Statements.	LMCG FUNDS
5

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
United States - 52.7% (continued)
5,088	Bruker Corp.	$152,233
2,315	Burlington Stores, Inc. (c)	308,242
2,189	CACI International, Inc., Class A (c)	331,305
22,385	Caesars Entertainment Corp. (c)	251,831
6,481	Catalent, Inc. (c)	266,110
6,880	Cathay General Bancorp	275,062
3,301	Centene Corp. (c)	352,778
11,135	CNO Financial Group, Inc.	241,295
12,386	Cohu, Inc.	282,525
7,722	Concert Pharmaceuticals, Inc. (c)	176,834
4,887	Covenant Transportation Group, Inc. (c)	145,779
22,385	Crocs, Inc. (c)	363,756
7,385	CVR Energy, Inc.	223,175
8,734	Delek U.S. Holdings, Inc.	355,474
3,352	Dillard's, Inc.	269,300
3,215	DXC Technology Co.	323,204
2,735	EMCOR Group, Inc.	213,138
4,447	Emergent BioSolutions, Inc. (c)	234,135
3,180	Enanta Pharmaceuticals, Inc. (c)	257,294
4,890	Exterran Corp. (c)	130,563
10,826	Ferro Corp. (c)	251,380
5,513	First American Financial Corp.	323,503
569	First Citizens BancShares, Inc., Class A	235,134
6,331	Fortinet, Inc. (c)	339,215
6,502	FTI Consulting, Inc. (c)	314,762
8,671	Gaming and Leisure Properties, Inc. REIT	290,218
3,356	Globus Medical, Inc. (c)	167,196
566	Graham Holdings Co., Class B	340,873
4,226	Green Dot Corp., Class A (c)	271,140
10,901	Harsco Corp. (c)	225,106
5,870	HollyFrontier Corp.	286,808
6,813	Insight Enterprises, Inc. (c)	237,978
5,421	Insperity, Inc.	377,031
10,531	International Game Technology PLC	281,494
4,118	INTL. FCStone, Inc. (c)	175,756
19,172	Invesco Mortgage Capital, Inc. REIT	314,037
11,952	Jabil, Inc.	343,381
10,373	K12, Inc. (c)	147,089
6,332	Kennametal, Inc.	254,293
3,171	Lakeland Financial Corp.	146,595
6,078	La-Z-Boy, Inc., Class Z	182,036
4,252	LHC Group, Inc. (c)	261,753
2,482	Lithia Motors, Inc., Class A	249,491
13,735	Louisiana-Pacific Corp.	395,156
6,351	LPL Financial Holdings, Inc.	387,856
3,476	Magellan Health, Inc. (c)	372,280
2,446	ManpowerGroup, Inc.	281,535
3,974	ManTech International Corp., Class A	220,438
4,493	Marcus & Millichap, Inc. (c)	162,018
10,499	MDU Resources Group, Inc.	295,652
6,235	Medpace Holdings, Inc. (c)	217,664
5,994	Merit Medical Systems, Inc. (c)	271,828
11,919	Meritor, Inc. (c)	245,055
23,815	MGIC Investment Corp. (c)	309,595
4,488	Movado Group, Inc.	172,339
7,553	MTGE Investment Corp. REIT	135,199
12,160	OraSure Technologies, Inc. (c)	205,382
3,865	Owens Corning	310,746
9,825	Owens-Illinois, Inc. (c)	212,809
8,940	PBF Energy, Inc.	303,066
6,707	PennyMac Financial Services, Inc., Class A (c)	151,914
4,535	Penske Automotive Group, Inc.	201,037
3,608	Phibro Animal Health Corp.	143,238
8,035	PNM Resources, Inc.	307,339
Shares	Security Description	Value
United States - 52.7% (continued)
6,561	Primoris Services Corp.	$163,894
4,724	Qualys, Inc. (c)	343,671
15,137	QuinStreet, Inc. (c)	193,299
13,499	Radian Group, Inc.	257,021
3,033	Reliance Steel & Aluminum Co.	260,049
2,806	RH (c)	267,356
3,537	Ryder System, Inc.	257,458
6,696	SkyWest, Inc.	364,262
5,068	Sotheby's (c)	260,039
5,513	SpartanNash Co.	94,879
6,163	SPX FLOW, Inc. (c)	303,158
17,467	SUPERVALU, Inc. (c)	266,022
2,334	SYNNEX Corp.	276,346
16,738	Tailored Brands, Inc.	419,454
3,269	Tech Data Corp. (c)	278,290
1,248	Teleflex, Inc.	318,215
8,134	Teradyne, Inc.	371,805
6,457	Textainer Group Holdings, Ltd. (c)	109,446
13,086	The Bancorp, Inc. (c)	141,329
5,581	The Greenbrier Cos., Inc.	280,445
6,669	Titan Machinery, Inc. (c)	157,122
4,009	T-Mobile US, Inc. (c)	244,709
6,281	Ultra Clean Holdings, Inc. (c)	120,909
14,495	Vishay Intertechnology, Inc.	269,607
5,655	Voya Financial, Inc.	285,577
3,138	Wintrust Financial Corp.	270,025
2,032	Zebra Technologies Corp. (c)	282,834
		25,538,243
Total Common Stock (Cost $37,232,479)		43,571,660

Shares	Security Description	Rate	Value
Preferred Stock - 0.5%
Germany - 0.5%
1,292	Volkswagen AG
	(Cost $168,984)	2.06%	257,514
Total Equity Securities (Cost $37,401,463)			43,829,174

Shares	Security Description	Value
Money Market Fund - 5.0%
2,410,991	Dreyfus Treasury Prime Cash Management, Institutional Shares, 1.46% (d)
	(Cost $2,410,991)	2,410,991
Total Long Positions - 95.5% (Cost $39,812,454)		$46,240,165
Total Short Positions - (90.5)% (Proceeds $(46,381,951))		$(43,838,068)
Other Assets & Liabilities, Net - 95.0%		46,021,822
Net Assets - 100.0%		$48,423,919

See Notes to Financial Statements.	LMCG FUNDS
6

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
Short Positions - (90.5)%
Common Stock - (90.5)%
Belgium - (0.6)%
(4,910)	Ontex Group NV	$(131,193)
(876)	Sofina SA	(148,615)
		(279,808)
Bermuda - (1.2)%
(12,791)	Golar LNG, Ltd.	(349,962)
(6,263)	James River Group Holdings, Ltd.	(222,148)
		(572,110)
Denmark - (1.9)%
(9,817)	Ambu A/S	(222,197)
(134)	AP Moller - Maersk A/S, Class A	(197,413)
(2,891)	Chr Hansen Holding A/S	(250,208)
(3,983)	FLSmidth & Co. A/S	(257,523)
		(927,341)
Finland - (0.9)%
(8,221)	DNA OYJ	(178,437)
(6,217)	Huhtamaki OYJ	(272,803)
		(451,240)
France - (3.7)%
(9,195)	Bureau Veritas SA	(239,015)
(23,012)	Getlink SE	(328,516)
(206)	Hermes International	(122,107)
(3,319)	Legrand SA	(260,411)
(2,113)	Sartorius Stedim Biotech	(190,755)
(5,743)	SPIE SA	(127,072)
(44,327)	Technicolor SA	(74,953)
(1,463)	Teleperformance	(226,877)
(3,710)	Valeo SA	(245,417)
		(1,815,123)
Germany - (3.2)%
(2,531)	Bayerische Motoren Werke AG	(275,296)
(3,914)	Carl Zeiss Meditec AG	(249,494)
(13,777)	Deutsche Bank AG	(192,195)
(9,133)	K+S AG	(263,780)
(378)	KWS Saat SE	(146,704)
(5,559)	Rocket Internet SE	(170,708)
(3,189)	Symrise AG	(256,777)
		(1,554,954)
Ireland - (0.7)%
(978)	COSMO Pharmaceuticals NV	(135,227)
(10,032)	Ryanair Holdings PLC	(197,831)
		(333,058)
Italy - (1.1)%
(4,601)	Luxottica Group SpA	(285,835)
(8,166)	Salvatore Ferragamo SpA	(224,971)
		(510,806)
Japan - (7.5)%
(7,100)	Calbee, Inc.	(241,257)
(4,400)	Coca-Cola Bottlers Japan Holdings, Inc.	(181,709)
(6,200)	CyberAgent, Inc.	(322,143)
(5,400)	Dentsu, Inc.	(238,642)
(2,800)	FP Corp.	(182,019)
(44,000)	Fujitsu, Ltd.	(267,385)
(13,600)	Ibiden Co., Ltd.	(201,789)
(12,000)	JGC Corp.	(261,271)
(6,600)	Mitsubishi Heavy Industries, Ltd.	(254,489)
(1,800)	Murata Manufacturing Co., Ltd.	(248,458)
(7,100)	Nippon Paint Holdings Co., Ltd.	(261,515)
(3,800)	Nissin Foods Holdings Co., Ltd.	(263,646)
(1,700)	Shimano, Inc.	(245,321)
(2,300)	Taisho Pharmaceutical Holdings Co., Ltd.	(227,394)
(13,200)	Topcon Corp.	(258,855)
		(3,655,893)
Shares	Security Description	Value
Jordan - (0.3)%
(10,033)	Hikma Pharmaceuticals PLC	$(170,630)
Luxembourg - (0.6)%
(6,570)	Ardagh Group SA	(122,728)
(2,434)	Millicom International Cellular SA, SDR	(166,570)
		(289,298)
Netherlands - (1.4)%
(7,156)	Altice NV	(59,084)
(12,275)	Altice NV, Class A	(101,446)
(6,110)	Koninklijke Vopak NV	(300,001)
(9,686)	OCI NV	(224,121)
		(684,652)
Norway - (1.5)%
(10,212)	Gjensidige Forsikring ASA	(187,822)
(13,498)	Marine Harvest ASA	(272,841)
(5,782)	Yara International ASA	(247,066)
		(707,729)
Spain - (2.3)%
(14,228)	Atresmedia Corp. de Medios de Comunicacion SA	(135,736)
(56,443)	Distribuidora Internacional de Alimentacion SA	(239,908)
(15,742)	Indra Sistemas SA	(217,953)
(16,542)	Merlin Properties Socimi SA REIT	(253,399)
(12,802)	Red Electrica Corp. SA	(264,264)
(1,467)	Zardoya Otis SA	(14,781)
		(1,126,041)
Sweden - (2.8)%
(13,260)	Getinge AB, Class B	(151,000)
(10,398)	Hennes & Mauritz AB, Class B	(155,337)
(9,487)	Industrivarden AB	(221,257)
(7,952)	Kinnevik AB, Class B	(287,292)
(2,257)	L E Lundbergforetagen AB, Class B	(162,251)
(15,654)	Nibe Industrier AB	(148,670)
(35,790)	Telefonaktiebolaget LM Ericsson, Class B	(227,909)
		(1,353,716)
Switzerland - (2.0)%
(8,914)	Aryzta AG	(198,537)
(2,271)	Basilea Pharmaceutica AG	(157,811)
(284)	dormakaba Holding AG	(222,400)
(9,340)	Idorsia, Ltd.	(224,690)
(68,680)	Weatherford International PLC	(157,277)
		(960,715)
United Kingdom - (7.0)%
(20,730)	Aggreko PLC	(213,603)
(3,832)	Associated British Foods PLC	(133,973)
(8,969)	Burford Capital, Ltd.	(169,160)
(5,904)	Derwent London PLC REIT	(257,001)
(10,945)	Hargreaves Lansdown PLC	(251,227)
(26,057)	Inmarsat PLC	(132,490)
(3,280)	Metro Bank PLC	(161,588)
(14,062)	Pennon Group PLC	(127,129)
(2,607)	Reckitt Benckiser Group PLC	(220,051)
(23,232)	Rolls-Royce Holdings PLC	(284,037)
(31,962)	RSA Insurance Group PLC	(282,975)
(4,513)	Shire PLC	(224,611)
(33,588)	Sophos Group PLC	(204,599)
(21,716)	Standard Chartered PLC	(217,646)
(97,694)	Tullow Oil PLC	(269,314)
(22,980)	United Utilities Group PLC	(230,782)
		(3,380,186)
United States - (51.8)%
(21,989)	A10 Networks, Inc.	(127,976)
(5,533)	Acadia Healthcare Co., Inc.	(216,783)
(12,656)	Aceto Corp.	(96,186)
(8,758)	Aclaris Therapeutics, Inc.	(153,440)
(9,571)	Actua Corp.	(11,007)

See Notes to Financial Statements.	LMCG FUNDS
7

LMCG GLOBAL MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2018

Shares	Security Description	Value
United States - (51.8)% (continued)
(8,493)	Actuant Corp.	$(197,462)
(7,024)	Advanced Disposal Services, Inc.	(156,495)
(2,914)	Aerie Pharmaceuticals, Inc.	(158,084)
(10,222)	Aerojet Rocketdyne Holdings, Inc.	(285,909)
(3,590)	Almost Family, Inc.	(201,040)
(4,654)	Ambarella, Inc.	(227,999)
(19,691)	American Outdoor Brands Corp.	(203,211)
(3,456)	Appfolio, Inc.	(141,178)
(8,907)	Aqua America, Inc.	(303,372)
(5,726)	Audentes Therapeutics, Inc.	(172,066)
(1,272)	Avexis, Inc.	(157,194)
(4,742)	AZZ, Inc.	(207,225)
(5,663)	Bank of the Ozarks	(273,353)
(5,032)	Benefitfocus, Inc.	(122,781)
(6,141)	BioTelemetry, Inc.	(190,678)
(5,985)	Black Knight, Inc.	(281,894)
(8,200)	Boyd Gaming Corp.	(261,252)
(6,710)	Brown & Brown, Inc.	(170,702)
(57,865)	Cerus Corp.	(317,100)
(1,999)	Chesapeake Utilities Corp.	(140,630)
(5,365)	Chuy's Holdings, Inc.	(140,563)
(2,730)	CIRCOR International, Inc.	(116,462)
(5,678)	Cohen & Steers, Inc.	(230,867)
(12,261)	Coherus Biosciences, Inc.	(135,484)
(4,007)	Compass Minerals International, Inc.	(241,622)
(6,917)	Core-Mark Holding Co., Inc.	(147,055)
(19,191)	Covanta Holding Corp.	(278,270)
(4,120)	Cree, Inc.	(166,077)
(12,437)	Cross Country Healthcare, Inc.	(138,175)
(2,661)	Cubic Corp.	(169,240)
(6,294)	Dermira, Inc.	(50,289)
(4,492)	DexCom, Inc.	(333,127)
(8,954)	Electronics For Imaging, Inc.	(244,713)
(3,164)	Ellie Mae, Inc.	(290,898)
(40,101)	Endologix, Inc.	(169,627)
(5,542)	Ethan Allen Interiors, Inc.	(127,189)
(8,160)	Federated Investors, Inc., Class B	(272,544)
(8,006)	Fiesta Restaurant Group, Inc.	(148,111)
(5,858)	Financial Engines, Inc.	(205,030)
(17,151)	Finisar Corp.	(271,157)
(12,129)	First Midwest Bancorp, Inc.	(298,252)
(3,970)	First Republic Bank/CA	(367,662)
(36,357)	Flotek Industries, Inc.	(221,778)
(5,386)	Franklin Financial Network, Inc.	(175,584)
(3,772)	Genesee & Wyoming, Inc., Class A	(267,020)
(8,389)	Granite Point Mortgage Trust, Inc. REIT	(138,754)
(11,335)	Greenhill & Co., Inc.	(209,698)
(46,599)	Hecla Mining Co.	(171,018)
(2,915)	Heska Corp.	(230,489)
(4,927)	HNI Corp.	(177,815)
(5,972)	HomeStreet, Inc.	(171,098)
(31,416)	Infinera Corp.	(341,178)
(7,229)	Inphi Corp.	(217,593)
(8,426)	Invacare Corp.	(146,612)
(3,172)	John B Sanfilippo & Son, Inc.	(183,564)
(10,664)	K2M Group Holdings, Inc.	(202,083)
(2,427)	Kirby Corp.	(186,758)
(9,710)	Knowles Corp.	(122,249)
(10,456)	Laureate Education, Inc.	(143,770)
(806)	LendingTree, Inc.	(264,489)
(10,814)	Liberty Interactive Corp. QVC Group	(272,188)
(1,566)	Lindsay Corp.	(143,195)
(7,231)	Macquarie Infrastructure Corp.	(267,041)
(1,411)	Mesa Laboratories, Inc.	(209,449)
(4,584)	Monro, Inc.	(245,702)
(17,509)	MRC Global, Inc.	(287,848)
Shares	Security Description	Value
United States - (51.8)% (continued)
(44,513)	Nabors Industries, Ltd.	$(311,146)
(13,562)	Nautilus, Inc.	(182,409)
(16,408)	NCS Multistage Holdings, Inc.	(246,120)
(631)	NewMarket Corp.	(253,460)
(8,287)	Northfield Bancorp, Inc.	(129,360)
(18,457)	NOW, Inc.	(188,631)
(2,358)	NuVasive, Inc.	(123,111)
(46,014)	Oclaro, Inc.	(439,894)
(23,081)	ORBCOMM, Inc.	(216,269)
(9,818)	Oritani Financial Corp.	(150,706)
(3,640)	OSI Systems, Inc.	(237,583)
(50,867)	Pandora Media, Inc.	(255,861)
(4,525)	Papa John's International, Inc.	(259,283)
(8,069)	PRA Group, Inc.	(306,622)
(6,405)	PROS Holdings, Inc.	(211,429)
(3,815)	Prosperity Bancshares, Inc.	(277,083)
(13,425)	Rambus, Inc.	(180,298)
(4,478)	RLI Corp.	(283,860)
(16,341)	SeaWorld Entertainment, Inc.	(242,337)
(6,682)	Shutterfly, Inc.	(542,913)
(61,401)	Southwestern Energy Co.	(265,866)
(5,796)	Spirit Airlines, Inc.	(218,973)
(34,803)	Sportsman's Warehouse Holdings, Inc.	(141,996)
(5,095)	Stewart Information Services Corp.	(223,874)
(40,596)	Sunrun, Inc.	(362,522)
(13,682)	Surgery Partners, Inc.	(234,646)
(14,285)	Switch, Inc.	(227,274)
(11,018)	Tanger Factory Outlet Centers, Inc. REIT	(242,396)
(12,575)	Team, Inc.	(172,906)
(3,382)	Tempur Sealy International, Inc.	(153,171)
(2,127)	Tennant Co.	(143,998)
(18,408)	TFS Financial Corp.	(270,414)
(12,086)	TG Therapeutics, Inc.	(171,621)
(9,198)	The GEO Group, Inc. REIT	(188,283)
(18,608)	The KeyW Holding Corp.	(146,259)
(11,620)	TimkenSteel Corp.	(176,508)
(3,819)	TreeHouse Foods, Inc.	(146,153)
(4,278)	U.S. Concrete, Inc.	(258,391)
(2,454)	Universal Electronics, Inc.	(127,731)
(13,006)	Veeco Instruments, Inc.	(221,102)
(4,674)	ViaSat, Inc.	(307,175)
(3,649)	Wabtec Corp.	(297,029)
(5,371)	Williams-Sonoma, Inc.	(283,374)
(26,740)	WisdomTree Investments, Inc.	(245,206)
(4,062)	WR Berkley Corp.	(295,307)
(13,145)	Zoe's Kitchen, Inc.	(189,814)
		(25,064,768)
Total Common Stock (Proceeds $(46,381,951))		(43,838,068)
Total Short Positions - (90.5)% (Proceeds $(46,381,951))		$(43,838,068)

See Notes to Financial Statements.	LMCG FUNDS
8

LMCG GLOBAL MARKET NEUTRAL FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
MARCH 31, 2018

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	All or a portion of these securities are held as collateral for securities sold short.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $542,238 or 1.1% of net assets.
(c)	Non-income producing security.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$–	$751,899	$–	$751,899
Austria	–	142,944	–	142,944
Belgium	–	427,465	–	427,465
Bermuda	226,128	–	–	226,128
Denmark	–	272,351	–	272,351
Finland	–	567,641	–	567,641
France	–	1,688,664	–	1,688,664
Germany	–	1,324,247	–	1,324,247
Ireland	–	424,789	–	424,789
Italy	–	245,714	–	245,714
Japan	–	3,532,489	–	3,532,489
Netherlands	–	1,036,156	–	1,036,156
Norway	–	1,018,010	–	1,018,010
Portugal	–	214,825	–	214,825
Puerto Rico	325,135	–	–	325,135
Singapore	–	271,888	–	271,888
Spain	–	314,041	–	314,041
Sweden	–	1,300,972	–	1,300,972
Switzerland	–	1,617,609	–	1,617,609
United Kingdom	–	2,330,450	–	2,330,450
United States	25,538,243	–	–	25,538,243
Preferred Stock
Germany	–	257,514	–	257,514
Money Market Fund	–	2,410,991	–	2,410,991
Investments at Value	$26,089,506	$20,150,659	$–	$46,240,165

Securities Sold Short
Common Stock
Belgium	–	(279,808)	–	(279,808)
Bermuda	(572,110)	–	–	(572,110)
Denmark	–	(927,341)	–	(927,341)
Finland	–	(451,240)	–	(451,240)
France	–	(1,815,123)	–	(1,815,123)
Germany	–	(1,554,954)	–	(1,554,954)
Ireland	–	(333,058)	–	(333,058)
Italy	–	(510,806)	–	(510,806)
Japan	–	(3,655,893)	–	(3,655,893)
Jordan	–	(170,630)	–	(170,630)
Luxembourg	(122,728)	(166,570)	–	(289,298)
Netherlands	–	(684,652)	–	(684,652)
Norway	–	(707,729)	–	(707,729)
Spain	–	(1,126,041)	–	(1,126,041)
Sweden	–	(1,353,716)	–	(1,353,716)
Switzerland	(157,277)	(803,438)	–	(960,715)
United Kingdom	–	(3,380,186)	–	(3,380,186)
United States	(25,064,768)	–	–	(25,064,768)
Securities Sold Short	$(25,916,883)	$(17,921,185)	$–	$(43,838,068)

See Notes to Financial Statements.	LMCG FUNDS
9

LMCG GLOBAL MARKET NEUTRAL FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
MARCH 31, 2018

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

At March 31, 2018, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global Market Neutral Fund
Long Securities	36.63%
Short Securities	(37.01)%

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments	Long	Short
Australia	1.6%	0.0%
Austria	0.3%	0.0%
Belgium	0.9%	0.6%
Bermuda	0.5%	1.3%
Denmark	0.6%	2.1%
Finland	1.2%	1.0%
France	3.7%	4.1%
Germany	3.5%	3.5%
Ireland	0.9%	0.8%
Italy	0.5%	1.2%
Japan	7.6%	8.3%
Jordan	0.0%	0.4%
Luxembourg	0.0%	0.7%
Netherlands	2.3%	1.6%
Norway	2.2%	1.6%
Portugal	0.5%	0.0%
Puerto Rico	0.7%	0.0%
Singapore	0.6%	0.0%
Spain	0.7%	2.6%
Sweden	2.8%	3.1%
Switzerland	3.5%	2.2%
United Kingdom	5.0%	7.7%
United States	60.4%*	57.2%
	100.0%	100.0%

*	Includes Money Market Fund totaling 5.2%.

See Notes to Financial Statements.	LMCG FUNDS
10

LMCG GLOBAL MARKET NEUTRAL FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $39,812,454)	$46,240,165
Cash	678,437
Deposits with broker	44,995,382
Foreign currency (Cost $375,353)	376,010
Receivables:
Fund shares sold	8,124
Dividends	137,885
Prepaid expenses	20,942
Total Assets	92,456,945

LIABILITIES
Securities sold short, at value (Proceeds $46,381,951)	43,838,068
Payables:
Dividends on securities sold short	64,741
Accrued Liabilities:
Investment adviser fees	74,259
Trustees’ fees and expenses	50
Fund services fees	13,012
Professional fees	22,183
Other expenses	20,713
Total Liabilities	44,033,026

NET ASSETS	$48,423,919

COMPONENTS OF NET ASSETS
Paid-in capital	$49,076,845
Accumulated net investment loss	(431,693)
Accumulated net realized loss	(9,196,945)
Net unrealized appreciation	8,975,712
NET ASSETS	$48,423,919

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	4,062,096
Investor Shares	412,482

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $43,993,544)	$10.83
Investor Shares (based on net assets of $4,430,375)	$10.74

See Notes to Financial Statements.	LMCG FUNDS
11

LMCG GLOBAL MARKET NEUTRAL FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $101,403)	$1,039,667
Interest income	243,199
Total Investment Income	1,282,866

EXPENSES
Investment adviser fees	557,533
Fund services fees	208,558
Transfer agent fees:
Institutional Shares	24,715
Investor Shares	2,537
Distribution fees:
Investor Shares	11,114
Custodian fees	172,971
Registration fees:
Institutional Shares	15,242
Investor Shares	14,808
Professional fees	44,926
Trustees' fees and expenses	8,412
Dividend expense on securities sold short	1,152,364
Other expenses	97,525
Total Expenses	2,310,705
Fees waived	(255,097)
Net Expenses	2,055,608

NET INVESTMENT LOSS	(772,742)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	12,060,943
Foreign currency transactions	13,991
Securities sold short	(12,822,920)
Net realized loss	(747,986)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,429,350)
Foreign currency translations	5,335
Securities sold short	5,472,712
Net change in unrealized appreciation (depreciation)	2,048,697
NET REALIZED AND UNREALIZED GAIN	1,300,711
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$527,969

See Notes to Financial Statements.	LMCG FUNDS
12

LMCG GLOBAL MARKET NEUTRAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2018	2017
OPERATIONS
Net investment loss	$(772,742)	$(943,434)
Net realized loss	(747,986)	(6,069,877)
Net change in unrealized appreciation (depreciation)	2,048,697	3,353,315
Increase (Decrease) in Net Assets Resulting from Operations	527,969	(3,659,996)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,853,565	27,319,837
Investor Shares	1,510,944	3,158,386
Redemption of shares:
Institutional Shares	(30,780,163)	(63,937,598)
Investor Shares	(2,589,407)	(12,675,187)
Decrease in Net Assets from Capital Share Transactions	(25,005,061)	(46,134,562)
Decrease in Net Assets	(24,477,092)	(49,794,558)

NET ASSETS
Beginning of Year	72,901,011	122,695,569
End of Year (Including line (a))	$48,423,919	$72,901,011

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	630,431	2,533,406
Investor Shares	139,835	294,651
Redemption of shares:
Institutional Shares	(2,855,540)	(5,968,588)
Investor Shares	(241,396)	(1,187,375)
Decrease in Shares	(2,326,670)	(4,327,906)

(a) Accumulated net investment loss	$(431,693)	$(170,901)

See Notes to Financial Statements.	LMCG FUNDS
13

LMCG GLOBAL MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,				May 21, 2013 (a) Through
	2018	2017	2016	2015	March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.72	$11.03	$11.07	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.15)	(0.12)	(0.17)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	0.26	(0.19)	0.13(c )	1.12	0.22
Total from Investment Operations	0.11	(0.31)	(0.04)	0.96	0.11

REDEMPTION FEES(b)	–	–	–	0.00(d )	–
NET ASSET VALUE, End of Period	$10.83	$10.72	$11.03	$11.07	$10.11
TOTAL RETURN	1.03%	(2.81)%	(0.36)%	9.50%	1.10	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$43,994	$67,421	$107,228	$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.36)%	(1.11)%	(1.53)%	(1.49)%	(1.27	)%(f)
Net expenses including dividend expenses	3.67%	3.18%	3.15%	2.91%	2.94	%(f)
Dividend expenses	2.07%	1.58%	1.55%	1.31%	1.34	%(f)
Net expenses without dividend expenses	1.60%	1.60%	1.60%	1.60%	1.60	%(f)
Gross expenses (g)	4.10%	3.76%	3.74%	4.63%	8.73	%(f)
PORTFOLIO TURNOVER RATE	81%	95%	124%	104%	62	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the statement of operations due to the timing of Fund share sales.
(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS

14

LMCG GLOBAL MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,			December 18, 2014 (a) Through
	2018	2017	2016	March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.66	$11.00	$11.07	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.18)	(0.15)	(0.20)	(0.05)
Net realized and unrealized gain (loss)	0.26	(0.19)	0.13(c )	0.25
Total from Investment Operations	0.08	(0.34)	(0.07)	0.20

NET ASSET VALUE, End of Period	$10.74	$10.66	$11.00	$11.07
TOTAL RETURN	0.75%	(3.09)%	(0.63)%	1.84	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$4,430	$5,480	$15,468	$5,683
Ratios to Average Net Assets:
Net investment loss	(1.64)%	(1.42)%	(1.81)%	(1.73	)%(e)
Net expenses including dividend expenses	3.88%	3.56%	3.38%	3.30	%(e)
Dividend expenses	2.03%	1.71%	1.53%	1.45	%(e)
Net expenses without dividend expenses	1.85%	1.85%	1.85%	1.85	%(e)
Gross expenses (f)	4.71%	4.38%	4.09%	5.73	%(e)
PORTFOLIO TURNOVER RATE	81%	95%	124%	104	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the statement of operations due to the timing of Fund share sales.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS

15

LMCG GLOBAL MULTICAP FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Dear Shareholder:

For the year ended March 31, 2018, the LMCG Global MultiCap Fund (the “Fund”) Institutional Shares returned 12.22% vs. 15.03% for the MSCI All Country World IMI Index. Market levels and valuations crept higher and higher until a sharp correction in February and again in March 2018 tempered gains. The portfolio had a difficult time keeping up with the rising market as we began to move it into a more defensive position.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.

We are striving to maintain a reasonable exposure to future potential gains while providing investors a cushion should markets end their extended run and the economy moderate its current robust growth cycle. More traditional approaches to protecting gains as valuation get extended (for example buying higher yielding shares or consumer staples companies) have become much more sensitive to interest rate surprises. Instead, we hope to add shares of higher quality companies, which tend to have less leverage, in addition to emphasizing more value-oriented investments in the United States and among less speculative foreign markets. The tax cut bill that passed in the United States at the close of 2017 created an opportunity for growth, but the forecast deficits in the future as a result are adding a debt load danger. Economic overheating and rising debts are the main risks we see of the tax cut.

The largest detractors to the portfolio over the 12 months were both our asset allocation to U.S. Small and Mid Size (SMID) stocks as well as our selection among those stocks. The common issue that seems to confound stock pickers and asset allocators alike is the strong price momentum that continues to affect securities prices. Put simply, many industries are pricing in a “winner take all” premium as the largest stocks, particularly in the internet commerce area, continue to post remarkable gains. The year closed amid political clashes between the White House and the head of Amazon as well as a scandal from data breach at Facebook, highlighting the potential limits to growth for some of the winners. While we shifted our bias in the SMID cap asset class from growth to value in January 2018, the Fund still maintains a relatively large exposure. We believe that valuations in SMID as well as in specific areas of Europe and Asia should boost potential returns with lower relative risk.

We managed to offset the lagging returns in the U.S. with strong gains from the Fund’s exposure to emerging markets. While the Fund averaged over 12% of the portfolio invested in these markets, it held a more significant weight throughout most of 2017. We still feel optimistic about valuations and growth prospects of emerging markets, but as we enter an important election period in many key countries, we took profits and reduced the Fund’s position to 10% by the end of the fund’s fiscal year.

Global MultiCap Outlook and Strategy – The Fog of Trade War

Valuation Breathing Room

When prices fall while revenue and earnings rise, good things happen to valuations. That means new buyers are paying less, and the conclusion from many history lessons on markets is that the chance of meeting return goals improves investing at lower valuations.

The U.S. is still historically more expensive than non-U.S. markets by a significant margin after the turmoil of the first quarter. The Fund’s allocation to non-U.S. equities is similar to where it was before the market reversal in February. Increasing trade tensions could potentially change the U.S. premium – a tariff war between the U.S. and China, for instance would harm both these economies.

Trade War – Business Cycle Ending or Foundation for New Growth?

Tariffs tend to harm economic growth in order to protect specific interests. However, few see damage done yet to the real economies, but stock markets are reactive with violent swings to news as we open the second quarter. At this stage, most analysts think tariffs will be short-lived and eliminated by negotiation before real damage is inflicted. Country and currency diversification should help defend the Fund’s portfolio should this outlook turn out to be overly optimistic.

LMCG FUNDS
16

LMCG GLOBAL MULTICAP FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

The Long-Term China Investment Question

China is growing in importance for investors, but not necessarily because of the hardball negotiations over trade. The Chinese equity market already dominates the major indexes for emerging markets equity investors. China represents nearly 30% of the MSCI Emerging Markets Index, the foundation of many of the largest passive funds, exchange traded funds, and institutional asset pools in the world. This weighting does not include the mainland Chinese “A” share market, and MSCI has opted for a gradualist approach to adding these shares over time. The A shares market poses many issues for foreign investors which are being addressed as a part of a long running negotiation between the major index publishers and the Chinese stock exchanges. When you add in the trade war threats, Chinese President Xi’s recent elimination of term limits, and Xi’s push for more Communist Party influence in foreign corporation joint ventures, one wonders about the future of shareholder rights.

For long-term investors, we believe the right issue to consider is this – if an industry requires tariff protection to survive within the United States or within China, is that really an area with an attractive investment future? And after nearly 30 years of dislocation of industries from globalization – where we as global investors could benefit from improving productivity wherever it may locate itself – do we need to give up these benefits to relocate these industries? Investors certainly have plenty of issues with China investments now in the wake of the political changes taking place in mainland China, and the disturbing increase in the presence of Communist Party members on boards of directors, let alone the true trade imbalances that do need addressing.

The biggest issue facing the U.S. and China markets may turn out to be the security breach of Facebook and the possibility of regulatory action in its wake. The privacy issues that ‘face’ Facebook are likely to impact Chinese internet giants Tencent and Alibaba as well.

We continue to look for ways to play late-economic-cycle defense. Utilities seemed to be the one place to hide among equities during the market retreats in the first quarter, but we believe that they do not hold the promise of competitive total returns over long investment horizons.

Current Investment Positioning and Outlook

We are actively building a quality bias into the Fund’s large cap U.S. equity portfolio – we see this as our best defense for a true end-of-cycle bear market. We are targeting fundamentally stable names that have the potential to generate healthy free cash flow margins. We believe such firms have a lower probability of cutting their dividend in times of stress.

However, the Fund is still fully invested in banks in the U.S. and Europe (U.S. and Canada 5.3%, Europe 5.5%, Rest of World 2%), which we believe helps give us the ability to keep up with a global economy that begins to overheat. We took profits in emerging markets in January reducing the Fund’s position to approximately 10% of the portfolio while boosting active value strategies in U.S. small and mid-cap stocks which have had an extended period of underperformance and should provide good defense with upside potential.

We thank you for your trust and support for the Fund.

Sincerely,

Jeffrey P. Davis
Portfolio Manager
LMCG Investments, LLC

LMCG FUNDS
17

LMCG GLOBAL MULTICAP FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

INVESTMENT CONSIDERATIONS

Equity Risk - The Fund’s equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.

Foreign & Emerging Markets Investing Risks - As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

LMCG FUNDS
18

LMCG GLOBAL MULTICAP FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the “Fund”) compared with the performance of the benchmark, MSCI All Country World IMI Index, since inception. The MSCI All Country World IMI Index is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global MultiCap Fund - Institutional Shares vs. MSCI All Country World IMI Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Since Inception(1)
LMCG Global MultiCap Fund - Institutional Shares	12.22%	8.42%
LMCG Global MultiCap Fund - Investor Shares(2)	12.20%	8.27%
MSCI All Country World IMI Index(3)	15.03%	8.67%

(1)	Institutional Shares commenced operations on September 11, 2013 and Investor Shares commenced operations on March 3, 2015.
(2)	Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.
(3)	MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and Investor Shares are 16.90% and 111.78%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.90% and 1.15% of Insitutional Shares and Investor Shares, respectively, through at least July 31, 2018 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

LMCG FUNDS
19

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Equity Securities - 94.7%
Common Stock - 94.0%
Australia - 0.2%
213	Ansell, Ltd.	$4,170
Belgium - 0.4%
79	Anheuser-Busch InBev SA/NV	8,686
Canada - 1.7%
200	Canadian National Railway Co.	14,617
200	Intact Financial Corp.	15,029
200	Maple Leaf Foods, Inc.	4,874
		34,520
China - 3.2%
4,000	Agile Group Holdings, Ltd.	8,342
69	Alibaba Group Holding, Ltd., ADR (a)	12,664
9,000	China Construction Bank Corp., Class H	9,400
6,000	CNOOC, Ltd.	8,884
12,000	Industrial & Commercial Bank of China, Ltd., Class H	10,458
316	Tencent Holdings, Ltd.	16,963
		66,711
Denmark - 0.6%
310	Danske Bank A/S	11,615
France - 3.2%
424	AXA SA	11,271
173	BNP Paribas SA	12,830
100	Sanofi	8,024
264	TOTAL SA	15,132
190	Vinci SA	18,714
		65,971
Georgia - 0.3%
109	BGEO Group PLC	5,440
Germany - 4.3%
78	Allianz SE	17,632
138	BASF SE	13,996
104	Bayer AG	11,724
138	Daimler AG	11,758
135	SAP SE	14,172
112	Siemens AG	14,291
283	TAG Immobilien AG	5,872
		89,445
Hong Kong - 0.2%
520	China Mobile, Ltd.	4,766
India - 0.3%
377	Infosys, Ltd., ADR	6,729
Italy - 1.2%
923	Enel SpA	5,648
488	Eni SpA	8,596
2,726	Intesa Sanpaolo SpA	9,926
		24,170
Japan - 4.3%
100	Azbil Corp.	4,710
500	Honda Motor Co., Ltd.	17,308
203	Hoya Corp.	10,254
1,800	Mitsubishi UFJ Financial Group, Inc.	11,962
1,100	Penta-Ocean Construction Co., Ltd.	8,116
800	Sumitomo Electric Industries, Ltd.	12,227
1,100	Toray Industries, Inc.	10,464
200	Toyota Motor Corp.	12,986
		88,027
Malaysia - 0.5%
2,400	Tenaga Nasional Bhd	10,043
Shares	Security Description	Value
Malta - 0.2%
362	Kindred Group PLC, SDR	$4,966
Mexico - 0.2%
1,770	Wal-Mart de Mexico SAB de CV	4,504
Netherlands - 1.9%
206	AerCap Holdings NV (a)	10,448
941	ING Groep NV	15,880
200	Royal Dutch Shell PLC, ADR, Class B	12,762
		39,090
Russian Federation - 0.2%
700	Evraz PLC	4,269
Singapore - 0.3%
3,300	Singapore Press Holdings, Ltd.	6,367
South Africa - 0.7%
33	Naspers, Ltd., Class N	8,076
1,666	Rand Merchant Investment Holdings, Ltd.	5,632
		13,708
South Korea - 2.4%
122	LG Electronics, Inc.	12,588
27	POSCO	8,618
7	Samsung Electronics Co., Ltd.	16,355
145	Shinhan Financial Group Co., Ltd.	6,186
78	SK Hynix, Inc.	5,976
		49,723
Spain - 0.9%
2,825	Banco Santander SA	18,491
Sweden - 0.8%
380	Investor AB, Class B	16,881
Switzerland - 1.7%
518	ABB, Ltd.	12,317
17	Bucher Industries AG	7,104
202	Nestle SA	15,966
		35,387
Taiwan - 1.5%
3,000	Nan Ya Plastics Corp.	8,495
17,000	Shin Kong Financial Holding Co., Ltd.	6,515
2,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,940
		31,950
Thailand - 0.5%
624	PTT PCL, NVDR	10,990
United Kingdom - 4.9%
395	BHP Billiton PLC	7,806
2,057	BP PLC	13,875
167	British American Tobacco PLC	9,654
406	GlaxoSmithKline PLC	7,885
1,984	HSBC Holdings PLC	18,631
12,240	Lloyds Banking Group PLC	11,134
503	Royal Dutch Shell PLC, Class B	16,186
47	Spirax-Sarco Engineering PLC	3,791
74	Willis Towers Watson PLC	11,262
		100,224
United States - 57.4%
273	Abbott Laboratories	16,358
187	AbbVie, Inc.	17,700
593	AES Corp.	6,742
137	Agios Pharmaceuticals, Inc. (a)	11,204
31	Alphabet, Inc., Class A (a)	32,151
23	Amazon.com, Inc. (a)	33,289
283	American Campus Communities, Inc. REIT	10,930
119	Ameriprise Financial, Inc.	17,605
107	Amgen, Inc.	18,241

See Notes to Financial Statements.	LMCG FUNDS

20

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
United States - 57.4% (continued)
81	Anthem, Inc.	$17,796
253	Apple, Inc.	42,448
429	Applied Materials, Inc.	23,857
285	BankUnited, Inc.	11,394
223	Berry Global Group, Inc. (a)	12,223
35	Biogen, Inc. (a)	9,584
264	BorgWarner, Inc.	13,261
557	Brixmor Property Group, Inc. REIT	8,494
268	Capital One Financial Corp.	25,680
545	Carrizo Oil & Gas, Inc. (a)	8,720
91	Charles River Laboratories International, Inc. (a)	9,713
74	Chevron Corp.	8,439
97	Cimarex Energy Co.	9,070
335	Cisco Systems, Inc.	14,368
162	Clean Harbors, Inc. (a)	7,907
463	Comcast Corp., Class A	15,821
240	CVS Health Corp.	14,930
120	Danaher Corp.	11,749
636	Darling Ingredients, Inc. (a)	11,003
461	Devon Energy Corp.	14,655
118	Dollar General Corp.	11,039
109	DTE Energy Co.	11,380
105	Eagle Materials, Inc.	10,820
237	Envision Healthcare Corp. (a)	9,108
738	FNB Corp.	9,926
586	General Electric Co.	7,899
139	Gilead Sciences, Inc.	10,479
172	Hexcel Corp.	11,110
253	Intel Corp.	13,176
282	ITT, Inc.	13,812
178	j2 Global, Inc.	14,048
103	John Bean Technologies Corp.	11,680
253	JPMorgan Chase & Co.	27,822
236	KAR Auction Services, Inc.	12,791
243	Kennametal, Inc.	9,759
68	Ligand Pharmaceuticals, Inc. (a)	11,231
150	Lincoln National Corp.	10,959
87	LogMeIn, Inc.	10,053
176	Lowe’s Cos., Inc.	15,444
75	M&T Bank Corp.	13,827
280	MACOM Technology Solutions Holdings, Inc. (a)	4,648
227	Merck & Co., Inc.	12,365
364	Micron Technology, Inc. (a)	18,979
226	Microsoft Corp.	20,627
137	Murphy USA, Inc. (a)	9,974
408	Newfield Exploration Co. (a)	9,963
210	Nexstar Media Group, Inc., Class A	13,965
243	PacWest Bancorp	12,036
258	Patterson Cos., Inc.	5,735
481	Pfizer, Inc.	17,071
198	Portland General Electric Co.	8,021
142	PPG Industries, Inc.	15,847
269	Prestige Brands Holdings, Inc. (a)	9,071
189	PTC, Inc. (a)	14,744
291	RealPage, Inc. (a)	14,987
134	Regal Beloit Corp.	9,829
70	Rockwell Automation, Inc.	12,194
437	Sinclair Broadcast Group, Inc., Class A	13,678
154	State Street Corp.	15,358
112	Stericycle, Inc. (a)	6,555
72	SVB Financial Group (a)	17,281
198	Target Corp.	13,747
201	The Allstate Corp.	19,055
Shares	Security Description	Value
United States - 57.4% (continued)
178	The Brink’s Co.	$12,700
72	The Goldman Sachs Group, Inc.	18,134
211	The Hartford Financial Services Group, Inc.	10,871
380	TransUnion (a)	21,576
190	TreeHouse Foods, Inc. (a)	7,271
323	Unum Group	15,378
60	Vail Resorts, Inc.	13,302
120	Valero Energy Corp.	11,132
121	VMware, Inc., Class A (a)	14,674
171	Walgreens Boots Alliance, Inc.	11,195
182	Walmart, Inc.	16,193
308	Wells Fargo & Co.	16,142
118	WR Grace & Co.	7,225
321	Zayo Group Holdings, Inc. (a)	10,965
		1,184,183
Total Common Stock (Cost $1,592,254)		1,941,026

Shares	Security Description	Rate	Value
Preferred Stock - 0.7%
Brazil - 0.7%
850	Itau Unibanco Holding SA
	(Cost $4,341)	0.02%	13,296
Total Equity Securities (Cost $1,596,595)			1,954,322

Shares	Security Description	Value
Investment Companies - 2.7%
188	iShares MSCI ACWI ETF	13,479
150	iShares MSCI EAFE ETF	10,452
104	iShares MSCI EAFE Small-Cap ETF	6,780
385	iShares MSCI India ETF	13,140
304	iShares MSCI Turkey ETF	12,896
Total Investment Companies (Cost $55,042)		56,747

Shares	Security Description	Value
Money Market Fund - 1.9%
38,581	Dreyfus Treasury Prime Cash Management, Institutional Shares, 1.46% (b)
	(Cost $38,581)	38,581
Investments, at value - 99.3% (Cost $1,690,218)		$2,049,650
Other Assets & Liabilities, Net - 0.7%		14,951
Net Assets - 100.0%		$2,064,601

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	LMCG FUNDS
21

LMCG GLOBAL MULTICAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$–	$4,170	$–	$4,170
Belgium	–	8,686	–	8,686
Canada	34,520	–	–	34,520
China	12,664	54,047	–	66,711
Denmark	–	11,615	–	11,615
France	–	65,971	–	65,971
Georgia	–	5,440	–	5,440
Germany	–	89,445	–	89,445
Hong Kong	–	4,766	–	4,766
India	6,729	–	–	6,729
Italy	–	24,170	–	24,170
Japan	–	88,027	–	88,027
Malaysia	–	10,043	–	10,043
Malta	–	4,966	–	4,966
Mexico	4,504	–	–	4,504
Netherlands	23,210	15,880	–	39,090
Russian Federation	–	4,269	–	4,269
Singapore	–	6,367	–	6,367
South Africa	–	13,708	–	13,708
South Korea	–	49,723	–	49,723
Spain	–	18,491	–	18,491
Sweden	–	16,881	–	16,881
Switzerland	–	35,387	–	35,387
Taiwan	–	31,950	–	31,950
Thailand	–	10,990	–	10,990
United Kingdom	11,262	88,962	–	100,224
United States	1,184,183	–	–	1,184,183
Preferred Stock
Brazil	13,296	–	–	13,296
Investment Companies	56,747	–	–	56,747
Money Market Fund	–	38,581	–	38,581
Investments at Value	$1,347,115	$702,535	$–	$2,049,650

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

At March 31, 2018, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities	32.16%
PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Australia	0.2%
Belgium	0.4%
Brazil	0.6%
Canada	1.7%
China	3.3%
Denmark	0.6%
France	3.2%
Georgia	0.3%
Germany	4.4%
Hong Kong	0.2%
India	0.3%
Italy	1.2%
Japan	4.3%
Malaysia	0.5%
Malta	0.2%
Mexico	0.2%
Netherlands	1.9%
Russian Federation	0.2%
Singapore	0.3%
South Africa	0.7%
South Korea	2.4%
Spain	0.9%
Sweden	0.8%
Switzerland	1.7%
Taiwan	1.6%
Thailand	0.5%
United Kingdom	4.9%
United States*	62.5%
100.0%

*	Includes Money Market Fund totaling 1.9%.

See Notes to Financial Statements.	LMCG FUNDS
22

LMCG GLOBAL MULTICAP FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $1,690,218)	$2,049,650
Cash	236
Foreign currency (Cost $5,206)	5,278
Receivables:
Dividends	3,595
From investment adviser	22,230
Prepaid expenses	21,065
Total Assets	2,102,054
LIABILITIES
Payables:
Foreign capital gains tax payable	633
Accrued Liabilities:
Fund services fees	9,152
Professional fees	19,201
Other expenses	8,467
Total Liabilities	37,453
NET ASSETS	$2,064,601
COMPONENTS OF NET ASSETS
Paid-in capital	$1,669,651
Distributions in excess of net investment income	(8,874)
Accumulated net realized gain	44,943
Net unrealized appreciation	358,881
NET ASSETS	$2,064,601
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	157,511
Investor Shares	4,785
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $2,003,611)	$12.72
Investor Shares (based on net assets of $60,990)	$12.75

See Notes to Financial Statements.	LMCG FUNDS
23

LMCG GLOBAL MULTICAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $4,113)	$41,674
Total Investment Income	41,674
EXPENSES
Investment adviser fees	15,600
Fund services fees	185,496
Transfer agent fees:
Institutional Shares	2,586
Investor Shares	2,507
Distribution fees:
Investor Shares	91
Custodian fees	16,749
Registration fees:
Institutional Shares	14,752
Investor Shares	15,199
Professional fees	25,655
Trustees’ fees and expenses	4,969
Pricing fees	16,804
Other expenses	18,919
Total Expenses	319,327
Fees waived and expenses reimbursed	(298,359)
Net Expenses	20,968
NET INVESTMENT INCOME	20,706
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments (Net of foreign withholding taxes of $28)	104,623
Foreign currency transactions	103
Net realized gain	104,726
Net change in unrealized appreciation (depreciation) on:
Investments	116,467
Deferred foreign capital gains taxes	(496)
Foreign currency translations	82
Net change in unrealized appreciation (depreciation)	116,053
NET REALIZED AND UNREALIZED GAIN	220,779
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$241,485

See Notes to Financial Statements.	LMCG FUNDS
24

LMCG GLOBAL MULTICAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2018	2017
OPERATIONS
Net investment income	$20,706	$16,893
Net realized gain	104,726	72,520
Net change in unrealized appreciation (depreciation)	116,053	222,140
Increase in Net Assets Resulting from Operations	241,485	311,553

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(36,084)	(18,893)
Investor Shares	(302)	(440)
Net realized gain:
Institutional Shares	(85,141)	(14,248)
Investor Shares	(1,002)	(92)
Total Distributions to Shareholders	(122,529)	(33,673)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	156,797	268,003
Investor Shares	42,924	39,350
Reinvestment of distributions:
Institutional Shares	121,225	33,141
Investor Shares	1,304	532
Redemption of shares:
Institutional Shares	(250,431)	(532,204)
Investor Shares	(35,627)	(1,498)
Increase (Decrease) in Net Assets from Capital Share Transactions	36,192	(192,676)
Increase in Net Assets	155,148	85,204

NET ASSETS
Beginning of Year	1,909,453	1,824,249
End of Year (Including line (a))	$2,064,601	$1,909,453

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	12,333	25,015
Investor Shares	3,246	3,470
Reinvestment of distributions:
Institutional Shares	9,289	2,936
Investor Shares	100	48
Redemption of shares:
Institutional Shares	(18,892)	(48,560)
Investor Shares	(2,890)	(136)
Increase (Decrease) in Shares	3,186	(17,227)

(a) Distributions in excess of net investment income	$(8,874)	$(4,090)

See Notes to Financial Statements.	LMCG FUNDS
25

LMCG GLOBAL MULTICAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,				September 11, 2013 (a) Through
	2018	2017	2016	2015	March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.00	$10.35	$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.13	0.10	0.11	0.10	0.02
Net realized and unrealized gain (loss)	1.35	1.76	(0.68)	0.49	0.86
Total from Investment Operations	1.48	1.86	(0.57)	0.59	0.88

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)	(0.12)	(0.16)	(0.08)	(0.06)
Net realized gain	(0.53)	(0.09)	(0.13)	(0.10)	(0.02)
Total Distributions to Shareholders	(0.76)	(0.21)	(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$12.72	$12.00	$10.35	$11.21	$10.80
TOTAL RETURN	12.22%	18.11%	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$2,004	$1,858	$1,814	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	0.99%	0.92%	1.02%	0.95%	0.31	%(d)
Net expenses	1.00%	1.20%	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	14.39%	17.14%	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	43%	73%	44%	74%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS
26

LMCG GLOBAL MULTICAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,			March 3, 2015 (a) Through
	2018	2017	2016	March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.96	$10.34	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.12	0.05	0.08	0.02
Net realized and unrealized gain (loss)	1.35	1.77	(0.69)	(0.10	)(c)
Total from Investment Operations	1.47	1.82	(0.61)	(0.08)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)	(0.11)	(0.13)	–
Net realized gain	(0.53)	(0.09)	(0.13)	–
Total Distributions to Shareholders	(0.68)	(0.20)	(0.26)	–
NET ASSET VALUE, End of Period	$12.75	$11.96	$10.34	$11.21
TOTAL RETURN	12.20%	17.76%	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$61	$52	$10	$10
Ratios to Average Net Assets:
Net investment income	0.91%	0.48%	0.77%	2.45	%(e)
Net expenses	1.25%	1.45%	1.45%	1.45	%(e)
Gross expenses (f)	65.97%	110.82%	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	43%	73%	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS
27

LMCG INTERNATIONAL SMALL CAP FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Dear Shareholder:

The LMCG International Small Cap Fund (the “Fund”) Institutional Shares gained 21.99% in the 12-month period ending March 31, 2018, trailing the MSCI EAFE Small Cap Index (the “Index”) return of 23.49%. Since inception1, the Institutional Shares have gained 13.52% vs. 11.74% for the Index, both on an annualized basis. Under normal circumstances the Fund invests at least 80% of its assets in the equity securities of small-cap companies. The Fund considers companies small cap which at the time of purchase fall within the range of the Index. At an index level, the performance of international small-cap companies dramatically outperformed their large-cap counterparts, with the MSCI EAFE Index (as a proxy for international large-cap securities) advancing 14.80% in the one-year period.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.

The past three years have been challenging for our core active strategy to consistently add value due to a wide divergence between how value and growth styles have been rewarded in the marketplace. While the effect has been stronger among U.S. stocks, international small cap stocks have also been impacted. While political and macro uncertainty has centered on the U.S. as the Trump administration came into power, international small cap stocks have been impacted. The dominant investment style has flipped from growth in 2015 to value in 2016 and then back to growth again for 2017. In international small caps, the magnitude of the spreads for the last two years was not as wide as it was in the U.S., but the change in direction between the growth and value styles was in line with what happened in the U.S. The smaller magnitude of the swings is consistent with our belief that international small caps are less impacted by macro events than international large cap companies or small or large companies in the U.S.

So far in 2018, we believe the investment environment can be divided into two distinct periods, the month of January and the remaining two months. In January, developed markets performed quite well, with the MSCI EAFE Small Cap Index returning +5.1%. In February and March, markets pulled back on fears that U.S. interest rates would increase faster than expected to keep inflation in check. President Trump’s plans to increase tariffs on Chinese goods further shook markets. We expected our stock selection factors to work quite differently in the two periods as investors attitude toward risk changed dramatically. Valuation tends to work better in risk-on (January) environments and our more growth-oriented factors such as Estimate Revision and Price Momentum tend to work better in risk-off environments (February and March). We did not see the factors work as we expected and instead they were mixed from month to month. However, the change in risk preference did play out as expected in risk factor performance. For instance, high beta stocks dramatically outperformed low beta stocks in January and then the reverse in February and March. We suspect our stock selection factors did not behave in line with expectations in international small caps as investors paid less attention to corporate fundamentals and more on headlines related to Trump’s trade policy and the possibility of slowing global economic growth. We are disappointed that our approach was not able to add much value over the benchmark for the past few months. However, the diversification of our stock selection factors combined with risk control has allowed us to keep pace with the benchmark in the first three months of 2018 in a very volatile market environment.

As of March 31, 2018, the Fund was well-diversified across 23 countries and 10 sectors. The largest country allocations in both the portfolio and the benchmark were Japan (over 25% in each) and the United Kingdom (over 17% in each). The Fund seeks to add value primarily from stock selection – not making significant over- or under-weight decisions versus countries or sectors. We believe that this is an important element of risk control in the portfolio and has historically resulted in the Fund having similar volatility as the benchmark.

Attribution

Looking at performance through a country lens, the positive stock selection in New Zealand, Singapore and Spain contributed the most to performance over the 12-month period. Stocks in Australia, Belgium and Japan were the largest detractors. From a sector perspective, the vast majority of performance came from Materials and Consumer Staples. Technology and Industrials stock selections were the biggest laggards.

LMCG FUNDS
28

LMCG INTERNATIONAL SMALL CAP FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Model Efficacy

Analyzing the investment universe2from a factor perspective, market dynamics (D) (which includes earnings revision and price momentum) was the largest contributor to performance over the one- year period. earnings quality (Q) was slightly negative for the same period. Valuation was the biggest detractor from performance. Most of the 12-month period was a “risk-off” environment, where market dynamics typically responds favorably and valuation is not effective.

The graph shows the difference in payoffs of our model and its three main composite factors for the one-year period in the international small cap universe. This data is calculated by subtracting the 5th quintile stock performance for each factor from the performance of those in the 1st quintile. Payoffs in the Fund’s portfolio vary from the model, since the Fund does not own all of the 1st quintile stocks, and also owns stocks below the 1st quintile.

Outlook

We are optimistic about international small cap equity market returns in 2018. However, we expect stock market volatility to remain elevated as negotiations on trade tariffs between the U.S. and China continue. So far this year, investors in developed markets have been more focused on macro news events rather than company fundamentals which is a difficult environment for an active strategy such as ours. However, our core approach which combines value and growth characteristics, has been able to keep pace with the Index despite the extreme market gyrations so far in 2018. Our more growth-oriented factors have worked better and have been able to partially offset our value factors which have not worked.

We continue to employ a balanced approach with respect to our major stock selection components: valuation, market dynamics and quality. We believe it is important to invest in stocks with good valuations that also have a catalyst such as estimate revision or price momentum. In addition, we continue to pay close attention to risk control to avoid any unwanted biases.

Sincerely,

Gordon Johnson Co-Portfolio Manager LMCG Investments, LLC	Shannon Ericson Co-Portfolio Manager LMCG Investments, LLC

[1]
Inception 8/26/2010. The Fund has adopted the historical performance of LMCG International Small Cap Collective Fund, a separate collective investment fund of LMCG Collective Trust (the “Predecessor Fund”) managed by LMCG Investments, LLC as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on April 1, 2016. The returns presented for the Fund prior to this date reflect the performance of the Predecessor Fund. The Predecessor Fund commenced operations on August 26, 2010. The Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, and therefore the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Predecessor Fund had an investment objective and strategies that were, in all material respects, equivalent to those of the Fund.

The Fund’s performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the Securities and Exchange Commission (the “SEC”). The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The performance of the Predecessor Fund is not the performance information of the Fund, and has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown.
[2]	The investment universe is those companies in the MSCI EAFE Small Cap Index.

LMCG FUNDS
29

LMCG INTERNATIONAL SMALL CAP FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

INVESTMENT CONSIDERATIONS

Equity Risk - The Fund’s equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.

Foreign & Emerging Markets Investing Risks - As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.

Small Cap Risk - The Fund’s investments in small capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

LMCG FUNDS
30

LMCG INTERNATIONAL SMALL CAP FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG International Small Cap Fund (the “Fund”) compared with the performance of the benchmark, MSCI EAFE Small Cap Index, since inception. The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Market countries around the world, excluding the United States and Canada. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG International Small Cap Fund - Institutional Shares vs. MSCI EAFE Small Cap Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Years	Since Inception (08/26/10)
LMCG International Small Cap Fund - Institutional Shares*	21.99%	12.67%	13.52%
LMCG International Small Cap Fund - Investor Shares*	21.74%	12.56%	13.45%
MSCI EAFE Small Cap Index	23.49%	11.10%	11.74%

*
Institutional Shares commenced operations on April 1, 2016, and Investor Shares commenced operations on April 18, 2016. Performance for the periods prior to commencement reflects the performance and expenses of a collective investment trust previously managed by the Fund’s Adviser and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and Investor Shares are 8.57% and 60.04%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85% and 1.10% of Institutional Shares and Investor Shares, respectively, through at least July 31, 2018 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

LMCG FUNDS
31

LMCG INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Equity Securities - 95.7%
Common Stock - 95.0%
Australia - 7.4%
17,144	Ansell, Ltd.	$335,619
59,412	Charter Hall Group REIT	262,988
377,276	Cromwell Property Group REIT	310,661
92,327	Eclipx Group, Ltd.	255,693
133,163	Metcash, Ltd.	322,239
25,305	Monadelphous Group, Ltd.	298,295
228,909	Nine Entertainment Co. Holdings, Ltd.	402,027
52,909	Sandfire Resources NL	301,434
25,665	Sims Metal Management, Ltd.	288,298
124,000	St Barbara, Ltd.	382,467
		3,159,721
Austria - 1.6%
10,177	AT&S Austria Technologie & Systemtechnik AG	276,337
33,206	UNIQA Insurance Group AG	386,562
		662,899
Belgium - 1.4%
37,849	AGFA-Gevaert NV (a)	146,586
9,589	bpost SA	216,642
5,893	D'ieteren SA/NV	238,776
		602,004
Canada - 1.2%
10,100	Canadian Western Bank	259,095
9,500	Maple Leaf Foods, Inc.	231,537
		490,632
China - 1.0%
270,000	Xinyi Glass Holdings, Ltd.	410,982
Denmark - 3.0%
1,351	Rockwool International A/S, Class B	402,447
6,649	Royal Unibrew A/S	441,420
9,028	Topdanmark A/S (a)	426,282
		1,270,149
Finland - 0.7%
37,511	YIT OYJ	314,206
France - 2.4%
2,412	Ipsen SA	374,911
10,947	Metropole Television SA	282,036
5,649	Nexity SA (a)	361,794
		1,018,741
Georgia - 0.8%
6,751	BGEO Group PLC	336,900
Germany - 4.7%
6,555	CTS Eventim AG & Co. KGaA	307,287
20,083	Deutsche Pfandbriefbank AG (b)	316,640
19,718	Kloeckner & Co. SE	247,747
4,974	Leoni AG	318,191
8,197	Salzgitter AG	419,325
19,414	TAG Immobilien AG	402,804
		2,011,994
Ireland - 0.8%
29,915	Grafton Group PLC	322,975
Italy - 1.5%
89,868	Hera SpA	329,289
30,361	Societa Cattolica di Assicurazioni SCRL	323,287
		652,576
Japan - 28.0%
7,400	Azbil Corp.	348,526
31,800	Citizen Watch Co., Ltd.	224,347
13,500	COMSYS Holdings Corp.	358,912
6,100	Daiichikosho Co., Ltd.	320,837
8,800	DTS Corp.	306,310

Shares	Security Description	Value
Japan - 28.0% (continued)
13,500	Fancl Corp.	$496,883
8,100	Fuji Soft, Inc.	323,059
14,200	Geo Holdings Corp.	225,598
15,500	H2O Retailing Corp.	287,620
6,700	Hanwa Co., Ltd.	278,259
419	Japan Hotel REIT Investment Corp.	297,889
11,500	Japan Petroleum Exploration Co., Ltd.	261,703
85,100	JVC Kenwood Corp.	281,936
24,300	Kanematsu Corp.	327,770
16,200	Kohnan Shoji Co., Ltd.	390,498
9,500	Matsumotokiyoshi Holdings Co., Ltd.	402,510
6,100	Meitec Corp.	334,150
7,400	Mitsui Mining & Smelting Co., Ltd.	328,117
31,800	NET One Systems Co., Ltd.	466,986
11,400	Nihon Kohden Corp.	324,894
50,700	Nippon Suisan Kaisha, Ltd.	264,035
9,400	Nishio Rent All Co., Ltd.	292,607
12,200	Nomura Co., Ltd.	261,677
31,800	Onward Holdings Co., Ltd.	277,064
46,600	Penta-Ocean Construction Co., Ltd.	343,808
9,500	Sankyu, Inc.	472,700
24,300	Shikoku Electric Power Co., Inc.	292,826
9,500	Ship Healthcare Holdings, Inc.	337,456
26,300	Sodick Co., Ltd.	345,121
16,200	Star Micronics Co., Ltd.	300,690
6,100	Taiyo Holdings Co., Ltd.	262,543
37,800	The Hiroshima Bank, Ltd.	288,333
8,800	The Nisshin Oillio Group, Ltd.	245,493
8,800	Tokyo Seimitsu Co., Ltd.	357,068
8,800	TS Tech Co., Ltd.	350,815
10,800	Ube Industries, Ltd.	316,467
10,800	Unizo Holdings Co., Ltd.	265,772
		11,861,279
Malaysia - 1.5%
348,000	AirAsia Bhd	357,724
612,900	Felda Global Ventures Holdings Bhd	264,348
		622,072
Malta - 0.8%
26,395	Kindred Group PLC, SDR	362,128
Netherlands - 1.6%
9,048	ASR Nederland NV	386,876
7,636	Philips Lighting NV (b)	287,091
		673,967
New Zealand - 1.2%
56,470	a2 Milk Co., Ltd. (a)	510,640
Norway - 1.6%
13,001	Aker BP ASA	352,455
39,295	Storebrand ASA	323,144
		675,599
Portugal - 1.6%
46,890	NOS SGPS SA	276,363
65,196	The Navigator Co. SA	384,106
		660,469
Russian Federation - 0.9%
63,047	Evraz PLC	384,460
Singapore - 2.2%
369,600	Mapletree Greater China Commercial Trust
	REIT	324,820
28,400	Venture Corp., Ltd.	614,203
		939,023

See Notes to Financial Statements.	LMCG FUNDS

32

LMCG INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
South Korea - 2.0%
6,920	Hyundai Marine & Fire Insurance Co., Ltd.	$256,666
14,454	Meritz Fire & Marine Insurance Co., Ltd.	287,941
9,717	WONIK IPS Co., Ltd.	302,560
		847,167
Spain - 1.3%
70,981	Ence Energia y Celulosa SA	535,780
Sweden - 3.6%
34,274	Dometic Group AB (b)	313,983
6,534	Holmen AB, Class B	355,406
20,083	Mycronic AB	257,823
44,760	Resurs Holding AB (b)	317,062
52,472	SSAB AB, Class A	297,021
		1,541,295
Switzerland - 3.6%
838	Bucher Industries AG	350,167
290	Georg Fischer AG	388,273
12,623	Logitech International SA, Class R	463,326
3,859	Sunrise Communications Group AG (a)(b)	323,749
		1,525,515
Taiwan - 1.1%
157,181	China Life Insurance Co., Ltd.	163,957
95,000	Powertech Technology, Inc.	299,484
		463,441
United Kingdom - 17.5%
23,570	Abcam PLC	409,352
8,724	Bellway PLC	373,344
21,218	Bovis Homes Group PLC	339,009
21,847	CVS Group PLC	298,950
27,691	Dart Group PLC	323,600
53,972	Electrocomponents PLC	454,604
18,718	Greggs PLC	323,055
23,361	Halma PLC	386,701
161,720	Hansteen Holdings PLC REIT	289,757
144,968	Hays PLC	383,502
53,621	Howden Joinery Group PLC	347,083
37,727	IG Group Holdings PLC	422,530
59,290	JD Sports Fashion PLC	279,645
42,390	Jupiter Fund Management PLC	281,024
54,371	National Express Group PLC	294,772
6,494	Rightmove PLC	396,421
5,041	Spirax-Sarco Engineering PLC	406,650
100,342	Spire Healthcare Group PLC (b)	295,786
45,971	SSP Group PLC	394,894
33,855	The UNITE Group PLC REIT	375,690
10,021	Victrex PLC	361,307
		7,437,676
Total Common Stock (Cost $36,237,470)		40,294,290

Shares	Security Description	Rate	Value
Preferred Stock - 0.7%
Germany - 0.7%
3,196	Draegerwerk AG & Co. KGaA
	(Cost $310,056)	0.46%	303,773

Total Equity Securities (Cost $36,547,526)			40,598,063

Shares	Security Description	Value
Investment Company - 1.9%
11,258	iShares MSCI EAFE ETF
	(Cost $735,948)	784,457
Shares	Security Description	Value
Money Market Fund - 1.9%
825,356	Dreyfus Treasury Prime Cash Management, Institutional Shares, 1.46% (c)
	(Cost $825,356)	$825,356

Investments, at value - 99.5% (Cost $38,108,830)		$42,207,876
Other Assets & Liabilities, Net - 0.5%		196,607
Net Assets - 100.0%		$42,404,483

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,854,310 or 4.4% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$–	$3,159,721	$–	$3,159,721
Austria	–	662,899	–	662,899
Belgium	–	602,004	–	602,004
Canada	490,632	–	–	490,632
China	–	410,982	–	410,982
Denmark	–	1,270,149	–	1,270,149
Finland	–	314,206	–	314,206
France	–	1,018,741	–	1,018,741
Georgia	–	336,900	–	336,900
Germany	–	2,011,994	–	2,011,994
Ireland	–	322,975	–	322,975
Italy	–	652,576	–	652,576
Japan	–	11,861,279	–	11,861,279
Malaysia	–	622,072	–	622,072
Malta	–	362,128	–	362,128
Netherlands	–	673,967	–	673,967
New Zealand	–	510,640	–	510,640
Norway	–	675,599	–	675,599
Portugal	–	660,469	–	660,469
Russian Federation	–	384,460	–	384,460
Singapore	–	939,023	–	939,023
South Korea	–	847,167	–	847,167
Spain	–	535,780	–	535,780
Sweden	–	1,541,295	–	1,541,295
Switzerland	–	1,525,515	–	1,525,515
Taiwan	–	463,441	–	463,441
United Kingdom	–	7,437,676	–	7,437,676
Preferred Stock
Germany	–	303,773	–	303,773
Investment Company	784,457	–	–	784,457
Money Market Fund	–	825,356	–	825,356
Investments at Value	$1,275,089	$40,932,787	$–	$42,207,876

See Notes to Financial Statements.	LMCG FUNDS

33

LMCG INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

At March 31, 2018, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG International Small Cap Fund
Long Securities	94.58%

PORTFOLIO HOLDINGS (Unaudited) % of Total Investments
Australia	7.5%
Austria	1.6%
Belgium	1.4%
Canada	1.2%
China	1.0%
Denmark	3.0%
Finland	0.7%
France	2.4%
Georgia	0.8%
Germany	5.5%
Ireland	0.8%
Italy	1.5%
Japan	28.1%
Malaysia	1.5%
Malta	0.9%
Netherlands	1.6%
New Zealand	1.2%
Norway	1.6%
Portugal	1.6%
Russian Federation	0.9%
Singapore	2.2%
South Korea	2.0%
Spain	1.3%
Sweden	3.6%
Switzerland	3.6%
Taiwan	1.1%
United Kingdom	17.6%
United States**	3.8%
100.0%

*	Includes Money Market Fund totaling 2.0%.

See Notes to Financial Statements.	LMCG FUNDS

34

LMCG INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $38,108,830)	$42,207,876
Cash	5,343
Receivables:
Fund shares sold	25,946
Dividends	197,642
Prepaid expenses	21,573
Total Assets	42,458,380
LIABILITIES
Accrued Liabilities:
Investment adviser fees	3,668
Trustees’ fees and expenses	10
Fund services fees	7,846
Professional fees	25,401
Other expenses	16,972
Total Liabilities	53,897
NET ASSETS	$42,404,483
COMPONENTS OF NET ASSETS
Paid-in capital	$38,363,308
Distributions in excess of net investment income	(122,250)
Accumulated net realized gain	63,088
Net unrealized appreciation	4,100,337
NET ASSETS	$42,404,483

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	3,216,678
Investor Shares	84,150

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $41,325,132)	$12.85
Investor Shares (based on net assets of $1,079,351)	$12.83

See Notes to Financial Statements.	LMCG FUNDS
35

LMCG INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $72,036)	$573,172
Total Investment Income	573,172
EXPENSES
Investment adviser fees	189,478
Fund services fees	191,148
Transfer agent fees:
Institutional Shares	3,364
Investor Shares	2,489
Distribution fees:
Investor Shares	1,659
Custodian fees	60,379
Registration fees:
Institutional Shares	17,574
Investor Shares	16,116
Professional fees	39,664
Trustees' fees and expenses	6,116
Pricing fees	27,885
Other expenses	26,397
Total Expenses	582,269
Fees waived and expenses reimbursed	(350,530)
Net Expenses	231,739
NET INVESTMENT INCOME	341,433
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	361,637
Foreign currency transactions	(13,492)
Net realized gain	348,145
Net change in unrealized appreciation (depreciation) on:
Investments	3,468,557
Foreign currency translations	1,322
Net change in unrealized appreciation (depreciation)	3,469,879
NET REALIZED AND UNREALIZED GAIN	3,818,024
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,159,457

See Notes to Financial Statements.	LMCG FUNDS
36

LMCG INTERNATIONAL SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2018	April 1, 2016* Through March 31, 2017
OPERATIONS
Net investment income	$341,433	$88,806
Net realized gain	348,145	27,824
Net change in unrealized appreciation (depreciation)	3,469,879	445,076
Increase in Net Assets Resulting from Operations	4,159,457	561,706

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(691,739)	(155,074)
Investor Shares	(17,439)	(1,118)
Total Distributions to Shareholders	(709,178)	(156,192)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares (See Note 1)	31,800,489	5,985,369
Investor Shares	1,294,315	62,205
Reinvestment of distributions:
Institutional Shares	681,057	155,074
Investor Shares	17,439	1,118
Redemption of shares:
Institutional Shares	(710,168)	(370,458)
Investor Shares	(343,756)	(23,994)
Increase in Net Assets from Capital Share Transactions	32,739,376	5,809,314
Increase in Net Assets	36,189,655	6,214,828

NET ASSETS
Beginning of Period	6,214,828	–
End of Period (Including line (a))	$42,404,483	$6,214,828

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares (See Note 1)	2,644,469	595,908
Investor Shares	105,505	6,066
Reinvestment of distributions:
Institutional Shares	53,166	15,776
Investor Shares	1,363	114
Redemption of shares:
Institutional Shares	(56,450)	(36,191)
Investor Shares	(26,640)	(2,258)
Increase in Shares	2,721,413	579,415
(a) Undistributed (distributions in excess of ) net investment income	$(122,250)	$9,408

*	Commencement of operations.

See Notes to Financial Statements.	LMCG FUNDS
37

LMCG INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2018	April 1, 2016 (a) Through March 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.73	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.16	0.18
Net realized and unrealized gain	2.20	0.85
Total from Investment Operations	2.36	1.03

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.24)	(0.30)
Total Distributions to Shareholders	(0.24)	(0.30)
NET ASSET VALUE, End of Period	$12.85	$10.73
TOTAL RETURN	21.99%	10.55	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$41,325	$6,173
Ratios to Average Net Assets:
Net investment income	1.27%	1.78	%(d)
Net expenses	0.85%	0.85	%(d)
Gross expenses (e)	2.08%	8.57	%(d)
PORTFOLIO TURNOVER RATE	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS
38

LMCG INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2018	April 18, 2016 (a) Through March 31, 2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.71	$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.11	0.09
Net realized and unrealized gain	2.22	0.82
Total from Investment Operations	2.33	0.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.21)	(0.29)
Total Distributions to Shareholders	(0.21)	(0.29)
NET ASSET VALUE, End of Period	$12.83	$10.71
TOTAL RETURN	21.74%	9.24	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,079	$42
Ratios to Average Net Assets:
Net investment income	0.91%	0.96	%(d)
Net expenses	1.10%	1.10	%(d)
Gross expenses (e)	5.01%	60.04	%(d)
PORTFOLIO TURNOVER RATE	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS
39

LMCG FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global Market Neutral Fund Investor Shares and Institutional Shares commenced operations on December 18, 2014, and May 21, 2013, respectively. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation. The LMCG International Small Cap Fund seeks long-term capital appreciation.

The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust into the Fund. The collective investment trust was previously managed by the Fund’s Adviser, as defined in Note 3, and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010. The collective investment trust had an investment objective and strategies that were, in all material respects, identical to those of the Fund. The net assets and unrealized gain received by the Fund from this tax free reorganization were as follows:

Date of Contribution	Net Assets	Shares Issued	Cost of Investments Transferred	Unrealized Gain on Investments
April 1, 2016	$4,792,193	479,219	$4,360,020	$185,382

In addition to the securities transferred in, as noted above, $246,791 of cash and other receivables, net of liabilities, were also transferred in as part of the reorganization.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities

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are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in

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order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker as shown on the LMCG Global Market Neutral Fund's Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund's Statement of Operations.

Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – LMCG Investments, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 1.00%, 0.70% and 0.70% of the average daily net assets of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively. Prior to August 1, 2017, the Adviser received an advisory fee from the LMCG Global MultiCap Fund at an annual rate of 0.85%.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

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Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2018, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) as follows:

	Investor Shares	Institutional Shares
LMCG Global Market Neutral Fund	1.85%	1.60%
LMCG Global MultiCap Fund*	1.15%	0.90%
LMCG International Small Cap Fund	1.10%	0.85%

*
Prior to August 1, 2017, the Adviser had contractually agreed to waive a portion of its fees and reimburse certain expenses of the LMCG Global MultiCap Fund Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively.

Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2018, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$182,838	$–	$72,259	$255,097
LMCG Global MultiCap Fund	15,600	202,002	80,757	298,359
LMCG International Small Cap Fund	189,478	54,430	106,622	350,530

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

As of March 31, 2018, $1,060,854, $628,560 and $539,241 in the LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2018, were as follows:

	Purchases	Sales
LMCG Global Market Neutral Fund	$42,985,530	$76,668,368
LMCG Global MultiCap Fund	881,707	975,205
LMCG International Small Cap Fund	53,767,940	22,001,364

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Note 6. Federal Income Tax

As of March 31, 2018, the cost of federal income tax purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
LMCG Global Market Neutral Fund	$(6,149,865)	$12,637,181	$(4,085,219)	$8,551,962
LMCG Global MultiCap Fund	1,714,862	430,183	(95,395)	334,788
LMCG International Small Cap Fund	38,718,786	4,490,197	(1,001,107)	3,489,090

Distributions paid during the fiscal years/periods ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
LMCG Global Market Neutral Fund
2018	$–	$–	$–
2017	–	–	–
LMCG Global MultiCap Fund
2018	58,948	63,581	122,529
2017	19,333	14,340	33,673
LMCG International Small Cap Fund
2018	709,178	–	709,178
2017	156,192	–	156,192

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$–	$–	$(9,209,006)	$8,556,080	$(652,926)
LMCG Global MultiCap Fund	20,919	39,794	–	334,237	394,950
LMCG International Small Cap Fund	483,970	66,824	–	3,490,381	4,041,175

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in real estate investment trusts (REITs), passive foreign investment holdings (PFICs), straddles, wash sales, reclassification of dividend income to return of capital on corporate securities, and short dividends for the LMCG Global Market Neutral Fund; REITs, PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs and wash sales for the LMCG International Small Cap Fund.

The LMCG Global Market Neutral Fund has $9,017,557 of available short term capital loss carryforwards that have no expiration date.

For tax purposes, the current year late year ordinary loss was $191,449 for the LMCG Global Market Neutral Fund (realized during the period November 1, 2017 through March 31, 2018). This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2018.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2018. The following reclassifications were the result of net operating losses, short dividends, currency gain/ loss, PFICs, REITs, and equity return of capital and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
LMCG Global Market Neutral Fund	$511,950	$(329,887)	$(182,063)
LMCG Global MultiCap Fund	10,896	(10,896)	–
LMCG International Small Cap Fund	236,087	(236,087)	–

Note 7. Risk of Concentration

Because The LMCG International Small Cap Fund’s investments may be concentrated in a particular geographic region or country, the value of The LMCG International Small Cap Fund’s shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

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Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of the LMCG Global Market Neutral Fund,
LMCG Global MultiCap Fund, and LMCG International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, each a series of shares of beneficial interest in Forum Funds (the “Funds”), including the schedules of investments, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
May 24, 2018

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Investment Advisory Agreement Approval

At the December 8, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust as it relates to services provided to the LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with each of the Funds; (3) the advisory fee and total expense ratio of each of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as each of the Funds grows and whether each Fund’s advisory fee enables the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with each of the Funds. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition and has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services and to meet its financial commitments to each of the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its management of the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and compared to independent peer groups of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”).

The Board observed that the LMCG Global Market Neutral Fund outperformed the Citigroup 3-Month Treasury Bill Index, the LMCG Global Market Neutral Fund’s primary benchmark index, for the one- and three-year periods ended September 30, 2017 and for the period since the LMCG Global Market Neutral Fund’s inception on May 21, 2013. The Board also considered the LMCG Global Market Neutral Fund’s performance relative to its Broadridge peer group, noting that the LMCG Global Market Neutral Fund underperformed the median of its Broadridge peers for the one- and three-year periods ended September 30, 2017. The Board noted the Adviser’s representation that the LMCG Global Market Neutral Fund’s performance was negatively impacted by allocations to countries and sectors that underperformed the overall market during the periods, as well as political risk in the U.S. and abroad that contributed to elevated levels of macro uncertainty and detracted from performance. The Board noted the Adviser’s representation that the LMCG Global Market Neutral Fund was believed to be well-positioned and that the LMCG Global Market Neutral Fund’s core-style, which included a balanced stock selection approach, was intended to outperform over the longer term.

The Board observed that the LMCG International Small Cap Fund underperformed the MSCI EAFE Small Cap Net Total Return Index, the LMCG International Small Cap Fund’s primary benchmark index, for the one-year period ended September 30, 2017. The Board observed that the LMCG International Small Cap Fund outperformed the primary benchmark index for the three- and five-year periods ended September 30, 2017 and for the period since the LMCG International Small Cap Fund’s inception on August 26, 2010, noting

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that that the LMCG International Small Cap Fund had commenced operations as a new series of the Trust after reorganizing from a separate collective investment fund on April 1, 2016. The Board also considered the LMCG International Small Cap Fund’s performance relative to its Broadridge peer group, noting that the LMCG International Small Cap Fund underperformed the median of its Broadridge peers for the one-year period ended September 30, 2017. The Board noted the Adviser’s representation that the LMCG International Small Cap Fund’s underperformance over the one-year period relative to the index and peer group could be attributed, in part, to asset allocations to countries and sectors that underperformed the overall market during the period. The Board also noted the Adviser’s representation that it was confident in the LMCG International Small Cap Fund’s strategy and expected the LMCG International Small Cap Fund to outperform in the long-run, as evidenced by the LMCG International Small Cap Fund’s outperformance during the period since inception.

The Board observed that the LMCG Global MultiCap Fund outperformed the MSCI ACWI Market Index, the LMCG Global MultiCap Fund’s primary benchmark index, for the one- and three-year periods ended September 30, 2017 and for the period since the LMCG Global MultiCap Fund’s inception on September 11, 2013. The Board also considered the LMCG Global MultiCap Fund’s performance relative to its Broadridge peer group, noting that the LMCG Global MultiCap Fund outperformed the median of its Broadridge peer group for the one- and three-year periods ended September 30, 2017. The Board noted the Adviser’s representation that the LMCG Global MultiCap Fund benefited from its overweight exposures to emerging market countries, as well as financial services companies within the U.S.

Based on the foregoing and other applicable considerations, the Board determined that the performance of each of the Funds was reasonable and that the Funds and their shareholders could benefit from the Adviser’s continued management of the Funds under the Advisory Agreement.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to each of the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of each of the Fund’s relevant Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate for each of the Funds was below the median of its respective Broadridge peer group. The Board noted that the actual total expenses of the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund were higher than the median of their respective Broadridge peers and that the actual total expenses of the LMCG International Small Cap Fund were below the median of its Broadridge peers. The Board noted the Adviser’s representation that it had agreed to contractually cap the expenses of each of the Funds to ensure those expenses remained at competitive levels. The Board further noted that the Adviser had recently lowered the expense cap for the LMCG Global Market Neutral Fund. Based on the foregoing and other applicable considerations, the Board concluded that the advisory fee rate charged to each of the Funds were reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds in the aggregate. In this regard, the Board considered the Adviser’s resources devoted to the Funds in the aggregate, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board also noted the Adviser’s representation that it continued to subsidize the Funds to ensure that the expenses of the Funds remained at competitive levels. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of each of the Funds were reasonable.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s observation that, although each of the Funds could benefit from economies of scale as assets grow, given the current low asset levels associated with each of the Funds, consideration of breakpoints at this time would be premature. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that it would be receiving a benefit arising from the use of soft dollars resulting from trading for the Funds to acquire research that would benefit the Adviser’s clients generally. The Board concluded that the Adviser’s receipt of other benefits was not a material factor in the Board’s approval of the Advisory Agreement.

LMCG FUNDS
48

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.997	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

LMCG FUNDS
49

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
LMCG Global Market Neutral Fund
Institutional Shares
Actual	$1,000.00	$987.24	$7.93	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Investor Shares
Actual	$1,000.00	$985.32	$9.16	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30	1.85%
LMCG Global MultiCap Fund
Institutional Shares
Actual	$1,000.00	$1,034.29	$5.38	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Investor Shares
Actual	$1,000.00	$1,033.87	$6.39	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34	1.26%
LMCG International Small Cap Fund
Institutional Shares
Actual	$1,000.00	$1,058.97	$4.36	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Investor Shares
Actual	$1,000.00	$1,058.33	$5.64	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. LMCG Global MultiCap Fund designates 30.50% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD), 70.78% for the qualified dividend rate (QDI), and 38.27% as qualified short term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD) as defined in Section 1(h)(11) of the Code. LMCG International Small Cap Fund also designates 35.50% as QDI.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 591-4667.

LMCG FUNDS
50

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011- 2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	3	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	3	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

LMCG FUNDS
51

LMCG FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011

LMCG FUNDS
52

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
LMCG Investments, LLC
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

210-ANR-0318

MERK® MUTUAL FUNDS

MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

ANNUAL REPORT

MARCH 31, 2018

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)	MARCH 31, 2018

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, and Merk Absolute Return Currency Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2017 through March 31, 2018 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
•	The Adviser will determine currency allocations based on its analysis of monetary policies pursued by central banks and economic environments.

	As of March 31, 2018 (annualized return)
	1 year	5 year	10 year	Since inception 5/10/05
Merk Hard Currency Fund Investor Shares (MERKX)	+9.54%	-2.44%	-0.54%	+1.88%
JPMorgan 3-Month Global Cash Index (“reference basket”)	+9.88%	-1.81%	-1.10%	+1.17%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.
•
In seeking to achieve positive absolute returns, the Adviser makes strategic and tactical currency exposure allocations based on quantitative and qualitative analyses. Systematic trading signals are derived from these analyses and may be integrated using market regime analysis. The Adviser uses a proprietary statistical framework to identify dynamics in market regimes that are defined by risk characteristics. Market regime analysis and statistical analysis are utilized to provide a probabilistic-based system for aggregating trading signals received from quantitative and qualitative analyses.

	As of March 31, 2018 (annualized return)
	1 year	5 year	Since updates* 6/30/12	Since inception 9/9/09
Merk Absolute Return Currency Fund Investor Shares (MABFX)	+2.35%	+1.09%	+2.38%	-0.06%
Citigroup 3-Month U.S. T-Bill Index (“reference basket”)	+1.07%	+0.31%	+0.28%	+0.22%(1)

*	Effective 06/30/2012, risk sentiment & macro models were added to Merk Absolute Return Currency Fund.

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.31%.

[1]
Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2018, whereas performance for the Fund is calculated for the period since inception through March 31, 2018.

1

Merk Hard Currency Fund

In Q2 2017 the U.S. dollar weakened versus all G10 currencies (10 of the most heavily traded currencies in the world) except for the Japanese yen and gold, which were slightly weaker in the period. The euro was the best performer, appreciating 7.27% against the U.S. dollar. Hawkish rhetoric from European Central Bank (ECB) President was a driver of euro strength as the market moved to price in ECB tapering. The Fund closed its short position in the yen.

In Q3 2017 the U.S. dollar was mostly weaker versus G10 currencies. The Fund benefited most from long positions in the euro, the Swedish krona, and the Norwegian krone. The very small position in the New Zealand dollar limited the adverse impact of the decline in that currency versus the U.S. dollar.

In Q4 2017 the U.S. dollar was mixed versus G10 currencies. The best performer was the euro, which appreciated 1.62% vs the U.S. dollar. The Norwegian krone was the worst performer and declined 2.94% versus the U.S. dollar. The Swedish krona was also down. The Fund benefited from the long position in the euro, but the Norwegian krone and Swedish krona positions more than offset the euro gains even as the Fund had trimmed those positions during the quarter.

In Q1 2018 the U.S. dollar was weak versus most G10 currencies. The Japanese yen was the best performer and the Swedish krona the worst performer. The Fund was up 1.85% for the quarter, primarily on the euro and Japanese yen positions. The yen was the second largest position in the fund, behind the euro. During the quarter the Fund slightly reduced the Australian dollar and euro positions, and slightly increased the Canadian dollar position.

We continue to believe the market is under-pricing higher rates that may take place over time in various countries outside the U.S., notably in the Eurozone where the European Central Bank (“ECB”) is likely to end its quantitative easing (“QE”) program after September 2018. Together with the Fed’s balance sheet reduction, we expect financial conditions to further tighten, that is risk premia to increase. This means the recent selloff in so-called risk assets, notably equities and junk bonds, might continue. The combination of higher rates gradually being priced in outside the U.S., as well as possibly lower or stable yields in U.S. Treasuries due to tighter financial conditions, may serve as a catalyst for the U.S. dollar to continue its decline.

Rising trade tensions may also hurt the U.S. dollar. To explain why, consider that the current account balance is defined as savings minus investments. As such, the current account balance is a dependent variable. To give an example, if tariffs are introduced to make it more expensive for Americans to buy goods from China, our analysis suggests it makes it more difficult for China to finance U.S. government budget deficits, possibly leading to a weaker dollar, higher U.S. rates, or both. Indeed, that is exactly what we have seen of late: a weaker U.S. dollar despite higher U.S. rates. Should trade tensions escalate, we may well see further dollar weakness.

In this context, we encourage investors to consider the Merk Hard Currency Fund to potentially profit from a rise in hard currencies versus the U.S. dollar.

Merk Absolute Return Currency Fund

Since implementation of strategy enhancements on June 30, 2012 through March 31, 2018, the Merk Absolute Return Currency Fund (here “MABFX” or “the Fund”) had a cumulative return of +14.43% (annualized +2.38%) at an annualized volatility, (the measure of variability of returns on an annualized basis), of 6.46%. Over the past 12 months, ending in March 31, 2018, MABFX had a cumulative performance of 2.35% at an annualized volatility of 4.86%.

In 2017, MABFX posted gains for both Q2 and Q3, driven in part by tactical trading opportunities surrounding the French elections in May, and by strategic long positioning in the Norwegian krone. The Fund added a gain in Q4, positively attributed by profits from tactically trading the Canadian dollar.

In January of 2018, MABFX suffered from general U.S. dollar weakness, as the Fund held key short positions in the Swiss franc and the New Zealand dollar. As the U.S. dollar recovered in February, Fund performance was detracted by strategic long positions in the Canadian dollar and Swedish krona. The Fund posted a 0.34% gain for March, mostly attributable to a long position in the Japanese yen, and closed Q1 with a -2.95% loss.

Quietly, there has been pressure building in U.S. dollar funding, in part due to regulatory changes in money markets, tax repatriation of overseas corporate earnings, and a flood of U.S. T-Bill issuances. Although seemingly structural in nature, the full consequences of this funding pressure have yet to be seen. Higher levels of volatility and wider credit spreads have been historically precursors of late stages in the credit cycle. And while fixed income and currency markets have so far been largely isolated from an increase in implied volatility, we believe it is a matter of time until volatility transfers and the market experiences a more sustainable decompression of risk.
2

We continue to urge investors to prepare for this change in market conditions. The Fund’s systematic foreign exchange strategy seeks to capitalize from risk transitions, and we believe this year’s market environment may create profit opportunities for MABFX, providing investors in the Fund with upside potential and diversification to their portfolios through its uncorrelated returns.

In the dynamics that might ensue in the currency space – we dub them “Currency Wars”, investors may want to consider a combination of the Merk Funds as part of their tool box. If you know of friends who might benefit from the Merk Funds, please ask them to visit merkfunds.com to learn more about the Funds.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2018 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice. The Funds’ performances are influenced by changes in exchange rates of currencies to which the Funds may have had exposure to through derivatives. Over time, the Funds seek to generate more gains from securities than derivatives.

Since the Funds are primarily exposed to foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.
3

MERK HARD CURRENCY FUND	MARCH 31, 2018
PERFORMANCE CHART AND ANALYSIS (Unaudited)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, over the past ten fiscal years. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Ten Year
Merk Hard Currency Fund Investor Shares	9.54%	-2.44%	-0.54%
Merk Hard Currency Fund Institutional Shares*	9.82%	-2.16%	-0.32%
JPMorgan 3-Month Global Cash Index	9.88%	-1.81%	-1.10%

*
For the Institutional Shares, performance for the above ten year period is a blended average annual return which is based on the return of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.
4

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2018
PERFORMANCE CHART AND ANALYSIS (Unaudited)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Since Inception 09/09/09
Merk Absolute Return Currency Fund Investor Shares	2.35%	1.09%	-0.06%
Merk Absolute Return Currency Fund Institutional Shares*	2.74%	1.41%	0.21%
Citigroup 3-Month U.S. T-Bill Index**	1.07%	0.31%	0.22%

*
For the Institutional Shares, performance for the above since inception period is a blended average annual return which is based on the return of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.31% and 1.06%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.
5

MERK HARD CURRENCY FUND SCHEDULE OF INVESTMENTS	MARCH 31, 2018

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 39.9% (a)
Aerospace/Defense-Equipment - Netherlands - 3.5%
$3,000,000	Airbus Finance BV, EMTN	EUR	5.500%	09/25/18	$3,793,086
Automotive - Netherlands - 3.4%
3,000,000	Daimler International Finance BV, EMTN (b)	EUR	0.000	03/15/19	3,697,292
Financials - Netherlands - 2.0%
17,900,000	Bank Nederlandse Gemeenten NV, EMTN	SEK	2.125	02/13/19	2,183,126
Financials - Norway - 3.9%
33,000,000	SpareBank 1 Boligkreditt AS, EMTN	NOK	5.950	06/18/18	4,250,453
Financials - Sweden - 1.7%
1,450,000	Investor AB, EMTN	EUR	3.250	09/17/18	1,811,801
Non-U.S. Government - Austria - 2.3%
2,000,000	Republic of Austria Government Bond (c)	EUR	1.950	06/18/19	2,536,934
Non-U.S. Government Agency - Sweden - 5.5%
22,000,000	Kommuninvest I Sverige AB, MTN	SEK	2.250	03/12/19	2,698,029
26,900,000	Kommuninvest I Sverige AB, Series 1806, MTN	SEK	1.000	06/20/18	3,231,408
					5,929,437
Regional Authority - Australia - 1.5%
2,150,000	Treasury Corp. of Victoria	AUD	5.500	11/15/18	1,687,698
Regional Authority - Canada - 3.4%
4,700,000	Province of British Columbia Canada	CAD	5.600	06/01/18	3,673,541
Supranational Bank - Europe - 12.7%
3,000,000	European Financial Stability Facility, EMTN	EUR	1.250	01/22/19	3,743,017
4,100,000	European Investment Bank, EMTN	EUR	1.000	07/13/18	5,066,476
3,500,000	European Stability Mechanism, EMTN	EUR	1.250	10/15/18	4,348,107
5,030,000	International Bank for Reconstruction & Development, GDIF	SEK	1.375	06/23/19	613,924
					13,771,524
Total Foreign Bonds (Cost $40,717,418)					43,334,892
Foreign Treasury Securities - 22.3% (a)
Non-U.S. Government - Belgium - 3.4%
3,000,000	Kingdom of Belgium Treasury Bill, Series 12M (b)	EUR	0.000	04/12/18	3,691,918
Non-U.S. Government - Canada - 7.7%
10,800,000	Canadian Treasury Bill (b)	CAD	1.305 - 1.311	09/20/18	8,332,602
Non-U.S. Government - Ireland - 5.2%
4,600,000	Republic of Ireland Treasury Bill (b)	EUR	0.000	09/24/18	5,667,449
Non-U.S. Government - Norway - 6.0%
50,840,000	Norway Treasury Bill (b)	NOK	0.555	12/19/18	6,462,526
Total Foreign Treasury Securities (Cost $23,573,303)					24,154,495
U.S. Government & Agency Obligations - 18.7%
U.S. Treasury Securities - 18.7%
20,300,000	U.S. Treasury Bill (d)
	(Cost $20,259,750)	USD	1.557 - 1.568	05/17/18	20,258,470

Shares	Security Description	Currency	Value in USD
Exchange Traded Product - 8.1% (a)
677,800	VanEck Merk Gold Trust ETF (e)(f)
	(Cost $8,510,046)	USD	8,844,612

Shares	Security Description	Currency	Rate	Value in USD
Money Market Fund - 0.6%
626,935	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (g)
	(Cost $626,935)	USD	1.457	626,935

Investments, at value - 89.6% (Cost $93,687,452)				$97,219,404
Foreign Currencies – 10.0% (Cost $10,820,907)				10,899,471
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)%				(57,093)
Other Assets & Liabilities, Net – 0.5%				436,140
NET ASSETS – 100.0%				$108,497,922

See Notes to Financial Statements.
6

EMTN	European Medium Term Note
ETF	Exchange Traded Fund
GDIF	Global Debt Issuance Facility
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,536,934 or 2.3% of net assets.
(d)	Rate presented is yield to maturity.
(e)	Affiliate.
(f)	Non-income producing security.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:

Exchange Traded Product
VanEck Merk Gold Trust ETF	Balance 3/31/2017	Gross Additions	Gross Reductions	Change in Unrealized Depreciation	Balance 3/31/2018	Realized Loss	Investment Income
Shares/Principal	802,800	–	(125,000)	–	677,800
Cost	$10,120,259	$–	$(1,610,213)	$–	$8,510,046	$(3,372)	$–
Value	9,898,524	–	–	556,301	8,844,612

At March 31, 2018, the Merk Hard Currency Fund held the following exchange traded futures contract:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
11	Gold 100 oz. Future	06/27/18	$1,460,855	$(825)

As of March 31, 2018, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
BNY Brokerage, Inc.	2,090,000,000	Japanese Yen	04/25/18	$19,730,178	$(57,342)
J.P. Morgan Securities, LLC	(243,611)	Euro	04/04/18	(300,000)	249
					$(57,093)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$–	$43,334,892	$–	$43,334,892
Foreign Treasury Securities	–	24,154,495	–	24,154,495
U.S. Government & Agency Obligations	–	20,258,470	–	20,258,470
Exchange Traded Product	8,844,612	–	–	8,844,612
Money Market Fund	–	626,935	–	626,935
Investments, at value	$8,844,612	$88,374,792	$–	$97,219,404
Other Financial Instruments*
Forward Currency Contracts	–	249	–	249
Total Other Financial Instruments*	$–	$249	$–	$249
Total Assets	$8,844,612	$88,375,041	$–	$97,219,653
Liabilities
Other Financial Instruments*
Forward Currency Contracts	$–	$(57,342)	$–	$(57,342)
Futures	$(825)	$–	$–	$(825)
Total Other Financial Instruments*	$(825)	$(57,342)	$–	$(58,167)
Total Liabilities	$(825)	$(57,342)	$–	$(58,167)

*
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts and futures, which are valued at the unrealized appreciation (depreciation) at year end.

See Notes to Financial Statements.
7

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

PORTFOLIO HOLDINGS (Unaudited) % of Net Assets
Foreign Bonds	39.9%
Foreign Treasury Securities	22.3%
U.S. Government & Agency Obligations	18.7%
Exchange Traded Product	8.1%
Money Market Fund	0.6%
Foreign Currencies	10.0%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	0.5%
100.0%

See Notes to Financial Statements.

8

MERK ABSOLUTE RETURN CURRENCY FUND SCHEDULE OF INVESTMENTS	MARCH 31, 2018

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 62.4% (a)
Financials - Norway - 4.6%
$8,000,000	SpareBank 1 Boligkreditt AS, EMTN	NOK	5.950%	06/18/18	$1,030,413
Non-U.S. Government - Australia - 4.9%
1,400,000	Australia Government Bond	AUD	3.250	10/21/18	1,083,260
Non-U.S. Government - New Zealand - 4.5%
1,350,000	New Zealand Government Bond	NZD	5.000	03/15/19	1,005,754
Non-U.S. Government Agency - Sweden - 11.9%
22,000,000	Kommuninvest I Sverige AB, Series 1806, MTN	SEK	1.000	06/20/18	2,642,788
Regional Authority - Australia - 17.7%
1,300,000	New South Wales Treasury Corp.	AUD	3.500	03/20/19	1,013,389
1,100,000	Queensland Treasury Corp. (b)	AUD	4.000	06/21/19	865,020
1,350,000	Treasury Corp. of Victoria	AUD	5.500	11/15/18	1,059,717
1,300,000	Western Australian Treasury Corp., Series 18	AUD	3.750	10/23/18	1,008,231
					3,946,357
Regional Authority - Canada - 18.8%
1,400,000	Province of Alberta Canada	CAD	1.600	06/15/18	1,087,248
1,400,000	Province of British Columbia Canada	CAD	5.600	06/01/18	1,094,246
1,300,000	Province of Manitoba Canada	CAD	1.850	09/05/18	1,010,788
1,300,000	Province of Saskatchewan Canada	CAD	1.950	03/01/19	1,011,797
					4,204,079
Total Foreign Bonds (Cost $14,063,680)					13,912,651
Foreign Treasury Securities - 26.1% (a)
Non-U.S. Government - Belgium - 4.4%
800,000	Kingdom of Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/12/18	984,511
Non-U.S. Government - Canada - 4.5%
1,300,000	Canadian Treasury Bill (c)	CAD	1.305	09/20/18	1,002,999
Non-U.S. Government - France - 3.9%
700,000	France Treasury Bill BTF (c)	EUR	0.000	05/30/18	862,097
Non-U.S. Government - Norway - 4.4%
7,750,000	Norway Treasury Bill (c)	NOK	0.212	12/19/18	985,141
Non-U.S. Government - Sweden - 4.4%
8,250,000	Sweden Treasury Bill (c)	SEK	0.000	06/20/18	989,821
Non-U.S. Government - United Kingdom - 4.5%
720,000	U.K. Treasury Bill (c)	GBP	0.450	08/28/18	1,008,109
Total Foreign Treasury Securities (Cost $5,634,115)					5,832,678
U.S. Government & Agency Obligations - 2.9% (a)
U.S. Treasury Securities - 2.9%
650,000	U.S. Treasury Bill (d)
	(Cost $648,713)	USD	1.556	05/17/18	648,670

Shares	Security Description	Currency	Rate	Value in USD
Money Market Fund - 1.6%
369,213	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (e)
	(Cost $369,213)	USD	1.457	369,213

Investments, at value - 93.0% (Cost $20,715,721)				$20,763,212
Foreign Currencies – 9.4% (Cost $2,104,946)				2,107,647
Net Unrealized Gain/Loss on Forward Currency Contracts – 1.2%				269,530
Other Assets & Liabilities, Net – (3.6)%				(823,937)
NET ASSETS – 100.0%				$22,316,452

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $865,020 or 3.9% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

See Notes to Financial Statements.

9

As of March 31, 2018, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation(Depreciation)
Barclays Capital, Inc.	7,105,000	Australian Dollar	04/18/18	$5,477,150	$(20,123)
	(2,015,000)	British Pound Sterling	04/18/18	(2,853,794)	24,584
	(660,000)	British Pound Sterling	04/18/18	(924,727)	(1,962)
	2,020,000	British Pound Sterling	04/18/18	2,847,069	(10,839)
	(12,575,000)	Canadian Dollar	04/18/18	(9,777,351)	13,394
	10,045,000	Canadian Dollar	04/18/18	7,783,157	16,363
	514,550,000	Japanese Yen	04/18/18	4,871,258	(30,011)
	(28,650,000)	Norwegian Krone	04/18/18	(3,720,273)	63,372
	(31,190,000)	Swedish Krona	04/18/18	(3,791,607)	51,351
	(20,870,000)	Swedish Krona	04/18/18	(2,497,842)	(4,855)
	82,955,000	Swedish Krona	04/18/18	10,055,708	(107,875)
	(3,730,000)	Swiss Franc	04/18/18	(3,962,783)	55,341
	970,000	Swiss Franc	04/18/18	1,020,284	(4,139)
BNY Brokerage, Inc.	24,240,000	Norwegian Krone	04/18/18	3,151,791	(57,784)
J.P. Morgan Securities, LLC	(17,595,000)	Australian Dollar	04/18/18	(13,865,823)	351,882
	11,300,000	Australian Dollar	04/18/18	8,784,898	(105,867)
	(3,880,000)	British Pound Sterling	04/18/18	(5,430,264)	(17,546)
	1,090,000	British Pound Sterling	04/18/18	1,536,424	(5,983)
	(8,365,000)	Canadian Dollar	04/18/18	(6,517,901)	22,831
	(3,100,000)	Canadian Dollar	04/18/18	(2,391,998)	(15,022)
	(4,000,000)	Euro	04/18/18	(4,946,599)	18,486
	5,680,000	Euro	04/18/18	7,042,098	(44,177)
	(381,400,000)	Japanese Yen	04/18/18	(3,578,443)	(10,035)
	(117,200,000)	Japanese Yen	04/18/18	(1,104,929)	2,229
	405,950,000	Japanese Yen	04/18/18	3,829,980	(10,518)
	(1,225,000)	New Zealand Dollar	04/18/18	(893,476)	8,206
	5,270,000	New Zealand Dollar	04/18/18	3,779,096	29,374
	(38,685,000)	Norwegian Krone	04/18/18	(5,005,321)	67,548
	32,270,000	Norwegian Krone	04/18/18	4,176,541	(57,581)
	(18,600,000)	Swedish Krona	04/18/18	(2,273,541)	43,059
	(995,000)	Swiss Franc	04/18/18	(1,047,810)	5,477
	3,945,000	Swiss Franc	04/18/18	4,175,275	(42,605)
RBC Capital Markets, LLC	(7,110,000)	Australian Dollar	04/18/18	(5,522,021)	61,145
	(1,370,000)	Australian Dollar	04/18/18	(1,051,330)	(907)
	(2,205,000)	British Pound Sterling	04/18/18	(3,110,640)	14,656
	(485,000)	British Pound Sterling	04/18/18	(678,498)	(2,478)
	(2,770,000)	Canadian Dollar	04/18/18	(2,134,422)	(16,366)
	(6,895,000)	Euro	04/18/18	(8,538,263)	43,427
	(2,385,000)	Euro	04/18/18	(2,937,156)	(1,231)
	1,810,000	Euro	04/18/18	2,226,461	3,510
	4,320,000	Euro	04/18/18	5,351,280	(28,918)
	(535,900,000)	Japanese Yen	04/18/18	(5,077,243)	35,121
	321,550,000	Japanese Yen	04/18/18	3,046,066	(20,698)
	(15,195,000)	New Zealand Dollar	04/18/18	(11,081,407)	100,438
	(5,150,000)	New Zealand Dollar	04/18/18	(3,706,779)	(14,971)
	10,750,000	New Zealand Dollar	04/18/18	7,804,279	(35,578)
	(13,440,000)	Norwegian Krone	04/18/18	(1,737,101)	21,613
	(5,110,000)	Norwegian Krone	04/18/18	(651,955)	(288)
	10,600,000	Norwegian Krone	04/18/18	1,348,498	4,491
	62,060,000	Norwegian Krone	04/18/18	8,048,154	(126,784)
	(71,340,000)	Swedish Krona	04/18/18	(8,692,227)	137,247
	(3,010,000)	Swedish Krona	04/18/18	(360,895)	(59)
	12,400,000	Swedish Krona	04/18/18	1,518,453	(31,465)
	(1,225,000)	Swiss Franc	04/18/18	(1,294,785)	11,510
	5,945,000	Swiss Franc	04/18/18	6,280,696	(52,883)
Societe Generale Securities	(8,505,000)	Australian Dollar	04/18/18	(6,529,338)	(2,976)
	(250,000)	British Pound Sterling	04/18/18	(351,136)	117
	3,530,000	Euro	04/18/18	4,349,183	(124)
	60,450,000	Japanese Yen	04/18/18	568,037	719
	8,510,000	Swedish Krona	04/18/18	1,043,438	(22,932)
	(1,670,000)	Swiss Franc	04/18/18	(1,763,321)	13,877
	(810,000)	Swiss Franc	04/18/18	(847,081)	(1,452)
	6,780,000	Swiss Franc	04/18/18	7,186,371	(83,836)

See Notes to Financial Statements.
10

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation(Depreciation)
State Street Brokerage	(1,430,000)	British Pound Sterling	04/18/18	$(2,033,184)	$25,357
	4,985,000	British Pound Sterling	04/18/18	7,046,321	(47,010)
	1,475,000	Canadian Dollar	04/18/18	1,150,008	(4,732)
	3,870,000	Canadian Dollar	04/18/18	2,975,399	29,493
	2,775,000	Euro	04/18/18	3,441,194	(22,316)
	(367,700,000)	Japanese Yen	04/18/18	(3,476,624)	17,046
	84,850,000	Japanese Yen	04/18/18	798,696	(367)
	194,000,000	Japanese Yen	04/18/18	1,824,550	737
	5,540,000	New Zealand Dollar	04/18/18	4,026,869	(23,277)
	(57,040,000)	Norwegian Krone	04/18/18	(7,370,884)	90,269
	12,190,000	Swedish Krona	04/18/18	1,488,785	(26,980)
	1,160,000	Swiss Franc	04/18/18	1,214,373	810
					$269,530

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$–	$13,912,651	$–	$13,912,651
Foreign Treasury Securities	–	5,832,678	–	5,832,678
U.S. Government & Agency Obligations	–	648,670	–	648,670
Money Market Fund	–	369,213	–	369,213
Total Investments at Value	$–	$20,763,212	$–	$20,763,212
Other Financial Instruments*
Forward Currency Contracts	–	1,385,077	–	1,385,077
Total Assets	$–	$22,148,289	$–	$22,148,289
Liabilities
Other Financial Instruments*
Forward Currency Contracts	$–	$(1,115,547)	$–	$(1,115,547)
Total Liabilities	$–	$(1,115,547)	$–	$(1,115,547)

*
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

PORTFOLIO HOLDINGS (Unaudited) % of Net Assets
Foreign Bonds	62.4%
Foreign Treasury Securities	26.1%
U.S. Government & Agency Obligations	2.9%
Money Market Fund	1.6%
Foreign Currencies	9.4%
Net Unrealized Gain/Loss on Forward Currency Contracts	1.2%
Other Assets and Liabilities, Net	(3.6)%
100.0%

See Notes to Financial Statements.
11

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2018

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
Investments, at value (Cost $85,177,406 and $20,715,721, respectively)	$88,374,792	$20,763,212
Investments in affiliates, at value (Cost $8,510,046 and $0, respectively)	8,844,612	–
Deposits with brokers	34,100	–
Foreign currency (Cost $10,820,907 and $2,104,946, respectively)	10,899,471	2,107,647
Receivables:
Fund shares sold	54,779	–
Dividends and interest	583,008	163,017
Unrealized gain on forward currency contracts	249	1,385,077
Total Assets	108,791,011	24,418,953

LIABILITIES
Unrealized loss on forward currency contracts	57,342	1,115,547
Payables:
Investment securities purchased	–	862,106
Fund shares redeemed	124,897	106,903
Variation margin	2,970	–
Accrued Liabilities:
Investment adviser fees	84,792	14,963
Distribution fees	18,432	2,026
Other expenses	4,656	956
Total Liabilities	293,089	2,102,501

NET ASSETS	$108,497,922	$22,316,452

COMPONENTS OF NET ASSETS
Paid-in capital	$113,609,095	$22,154,800
Undistributed (Distributions in excess of) net investment income	927,956	(155,195)
Accumulated net realized loss	(9,599,024)	(1,752)
Net unrealized appreciation	3,559,895	318,599
NET ASSETS	$108,497,922	$22,316,452

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	8,537,078	1,066,884
Institutional Shares	2,223,002	1,431,477

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $85,874,023 and $9,467,176, respectively)	$10.06	$8.87
Institutional Shares (based on net assets of $22,623,899 and $12,849,276, respectively)	$10.18	$8.98

See Notes to Financial Statements.
12

STATEMENTS OF OPERATIONS	YEAR ENDED MARCH 31, 2018

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	$4,286	$3,946
Interest income (Net of foreign withholding taxes of $2,193 and $7,442, respectively)	1,596,104	693,138
Net amortization expense	(1,534,663)	(542,162)
Total Investment Income	65,727	154,922

EXPENSES
Investment adviser fees	1,116,559	267,767
Non 12b-1 shareholder servicing fees:
Investor Shares	45,387	5,793
Institutional Shares	10,441	7,598
Distribution fees:
Investor Shares	226,929	28,961
Total Expenses	1,399,316	310,119
Fees waived	(37,752)	–
Net Expenses	1,361,564	310,119

NET INVESTMENT LOSS	(1,295,837)	(155,197)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,074,451	697,395
Investments in affiliated issuers	(3,372)	–
Foreign currency transactions	1,311,738	(661,727)
Futures	54,764	–
Net realized gain	5,437,581	35,668
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	5,246,783	762,110
Investments in affiliated issuers	556,301	–
Foreign currency translations	153,067	278,763
Futures	990	–
Net change in unrealized appreciation	5,957,141	1,040,873
NET REALIZED AND UNREALIZED GAIN	11,394,722	1,076,541
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,098,885	$921,344

See Notes to Financial Statements.
13

STATEMENTS OF CHANGES IN NET ASSETS

	MERK HARD CURRENCY FUND		MERK ABSOLUTE RETURN CURRENCY FUND
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
OPERATIONS
Net investment loss	$(1,295,837)	$(1,474,529)	$(155,197)	$(234,555)
Net realized gain (loss)	5,437,581	(1,832,420)	35,668	1,689,455
Net change in unrealized appreciation (depreciation)	5,957,141	(3,825,160)	1,040,873	(522,090)
Increase (Decrease) in Net Assets Resulting from Operations	10,098,885	(7,132,109)	921,344	932,810

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(798,276)	–	(312,354)	(407,188)
Institutional Shares	(268,198)	–	(561,042)	(313,854)
Total Distributions to Shareholders	(1,066,474)	–	(873,396)	(721,042)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	9,667,721	22,251,875	2,405,840	9,963,058
Institutional Shares	7,075,522	17,004,065	10,411,059	3,475,835
Reinvestment of distributions:
Investor Shares	775,401	–	304,990	400,417
Institutional Shares	251,596	–	542,481	304,150
Redemption of shares:
Investor Shares	(24,380,386)	(29,345,801)	(13,408,974)	(10,870,540)
Institutional Shares	(4,099,844)	(16,314,892)	(11,690,797)	(1,860,402)
Increase (Decrease) in Net Assets from Capital Share Transactions	(10,709,990)	(6,404,753)	(11,435,401)	1,412,518
Increase (Decrease) in Net Assets	(1,677,579)	(13,536,862)	(11,387,453)	1,624,286

NET ASSETS
Beginning of Year	110,175,501	123,712,363	33,703,905	32,079,619
End of Year (Including line (a))	$108,497,922	$110,175,501	$22,316,452	$33,703,905

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	971,718	2,303,794	265,775	1,092,991
Institutional Shares	708,760	1,736,272	1,147,134	375,492
Reinvestment of distributions:
Investor Shares	77,231	–	34,169	44,689
Institutional Shares	24,763	–	60,107	33,571
Redemption of shares:
Investor Shares	(2,471,052)	(3,089,052)	(1,492,219)	(1,189,319)
Institutional Shares	(409,886)	(1,684,981)	(1,273,398)	(202,365)
Increase (Decrease) in Shares	(1,098,466)	(733,967)	(1,258,432)	155,059

(a) Undistributed (Distributions in excess of) net investment income	$927,956	$(2,055,021)	$(155,195)	$837,409

See Notes to Financial Statements.

14

FINANCIAL HIGHLIGHTS	MARCH 31, 2018

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
MERK HARD CURRENCY FUND	2018		2017		2016		2015		2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$9.27		$9.81		$9.49		$11.58		$11.91
INVESTMENT OPERATIONS
Net investment loss (a)	(0.12)		(0.12)		(0.10)		(0.07)		(0.09)
Net realized and unrealized gain (loss)	1.00		(0.42)		0.42		(1.94)		0.09 (b)
Total from Investment Operations	0.88		(0.54)		0.32		(2.01)		–

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		–		–		(0.08)		(0.21)
Net realized gain	–		–		–		–		(0.12)
Total Distributions to Shareholders	(0.09)		–		–		(0.08)		(0.33)
NET ASSET VALUE, End of Year	$10.06		$9.27		$9.81		$9.49		$11.58
TOTAL RETURN	9.54%		(5.50)%		3.37%		(17.47)%		0.08%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$85,874		$92,355		$105,417		$126,449		$253,432
Ratios to Average Net Assets:
Net investment loss	(1.21)%		(1.27)%		(1.06)%		(0.66)%		(0.76)%
Net expenses	1.27%		1.24%		1.23%		1.24%		1.30%
Gross expenses	1.30	%(c)	1.30	%(c)	1.30	%(c)	1.30	%(c)	1.30%
PORTFOLIO TURNOVER RATE (d)	35%		81%		85%		116%		45%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$9.38		$9.90		$9.55		$11.62		$11.95
INVESTMENT OPERATIONS
Net investment loss (a)	(0.10)		(0.10)		(0.08)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	1.02		(0.42)		0.43		(1.93)		0.10 (b)
Total from Investment Operations	0.92		(0.52)		0.35		(1.98)		0.04

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)		–		–		(0.09)		(0.25)
Net realized gain	–		–		–		–		(0.12)
Total Distributions to Shareholders	(0.12)		–		–		(0.09)		(0.37)
NET ASSET VALUE, End of Year	$10.18		$9.38		$9.90		$9.55		$11.62
TOTAL RETURN	9.82%		(5.25)%		3.66%		(17.18)%		0.38%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$22,624		$17,821		$18,296		$29,027		$56,273
Ratios to Average Net Assets:
Net investment loss	(0.95)%		(1.02)%		(0.81)%		(0.41)%		(0.52)%
Net expenses	1.02%		0.99%		0.98%		0.99%		1.05%
Gross expenses	1.05	%(c)	1.05	%(c)	1.05	%(c)	1.05	%(c)	1.05%
PORTFOLIO TURNOVER RATE (d)	35%		81%		85%		116%		45%

(a)	Calculated based on average shares outstanding during each year.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(d)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.

15

FINANCIAL HIGHLIGHTS	MARCH 31, 2018

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
MERK ABSOLUTE RETURN CURRENCY FUND	2018	2017	2016	2015	2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$8.93	$8.87	$8.72	$9.53	$9.18
INVESTMENT OPERATIONS
Net investment loss (a)	(0.06)	(0.07)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.27	0.31	0.20	(0.57)	0.57
Total from Investment Operations	0.21	0.24	0.15	(0.62)	0.52

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.27)	(0.18)	–	(0.19)	(0.17)
Total Distributions to Shareholders	(0.27)	(0.18)	–	(0.19)	(0.17)
NET ASSET VALUE, End of Year	$8.87	$8.93	$8.87	$8.72	$9.53
TOTAL RETURN	2.35%	2.74%	1.72%	(6.59)%	5.68%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$9,467	$20,178	$20,497	$24,113	$23,016
Ratios to Average Net Assets:
Net investment loss	(0.70)%	(0.73)%	(0.59)%	(0.53)%	(0.53)%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (b)	97%	71%	59%	58%	0%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$9.03	$8.97	$8.80	$9.58	$9.22
INVESTMENT OPERATIONS
Net investment loss (a)	(0.04)	(0.04)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.29	0.31	0.20	(0.56)	0.58
Total from Investment Operations	0.25	0.27	0.17	(0.58)	0.55

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)	(0.21)	–	(0.20)	(0.19)
Total Distributions to Shareholders	(0.30)	(0.21)	–	(0.20)	(0.19)
NET ASSET VALUE, End of Year	$8.98	$9.03	$8.97	$8.80	$9.58
TOTAL RETURN	2.74%	3.02%	1.93%	(6.18)%	5.94%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$12,849	$13,526	$11,583	$17,829	$12,077
Ratios to Average Net Assets:
Net investment loss	(0.49)%	(0.48)%	(0.34)%	(0.27)%	(0.28)%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE (b)	97%	71%	59%	58%	0%

(a)	Calculated based on average shares outstanding during each year.
(b)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.
16

NOTES TO FINANCIAL STATEMENTS	MARCH 31, 2018

Note 1. Organization

The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually, a “Fund” and collectively, the “Funds”) are a non-diversified portfolio and a diversified portfolio of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.
17

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

The values of each individual forward currency contract outstanding as of March 31, 2018, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
18

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Each Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except Board-approved administrative service fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Funds are authorized to pay under Rule 12b-1.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee's annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to each Fund are paid by the Adviser.

Note 4. Fees Waived

During this period, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an exchange traded product sponsored by the Adviser. As of March 31, 2018, Merk Hard Currency Fund owned approximately 6.1% of VanEck Merk Gold Trust. The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund’s investment in VanEck Merk Gold Trust (NYSE:OUNZ). For the year ended March 31, 2018, the Adviser waived fees of $37,752 for Merk Hard Currency Fund.
19

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2018, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$17,045,686	$28,438,381
Merk Absolute Return Currency Fund	6,004,253	8,944,965

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2018 for any derivative type that was held during the year is as follows:

	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$331,778,212	$6,632,625,238
Futures	14,236,586	–

The Merk Hard Currency Fund’s use of derivatives during the year ended March 31, 2018, was limited to futures and forward currency contracts. The Merk Absolute Return Currency Fund’s use of derivatives during the year ended March 31, 2018, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of March 31, 2018:

Merk Hard Currency Fund
Location:	Commodity Contracts	Currency Contracts	Total
Asset derivatives:
Unrealized gain on forward currency contracts	$–	$249	$249
Liability derivatives:
Unrealized loss on forward currency contracts	$–	$(57,342)	$(57,342)
Payable - variation margin	$(2,970)	$–	$(2,970)

Merk Absolute Return Currency Fund
Location:	Currency Contracts	Total
Asset derivatives:
Unrealized gain on forward currency contracts	$1,385,077	$1,385,077
Liability derivatives:
Unrealized loss on forward currency contracts	$(1,115,547)	$(1,115,547)

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2018, by each Fund are recorded in the following locations on the Statements of Operations:

Merk Hard Currency Fund
Location:	Commodity Contracts	Currency Contracts	Total
Net realized gain on:
Futures	$54,764	$–	$54,764
Foreign currency transactions	–	974,396	974,396
Total net realized gain	$54,764	$974,396	1,029,160

Net change in unrealized appreciation on:
Futures	990	–	990
Foreign currency translations	–	37,601	37,601
Total net change in unrealized appreciation	$990	$37,601	$38,591

Merk Absolute Return Currency Fund
Location:	Currency Contracts	Total
Net realized loss on:
Foreign currency transactions	$(851,071)	$(851,071)
Total net realized loss	$(851,071)	(851,071)

Net change in unrealized appreciation on:
Foreign currency translations	309,010	309,010
Total net change in unrealized appreciation	$309,010	$309,010

20

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at March 31, 2018. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives**	$249	$–	$–	$249
Liabilities:
Over-the-counter derivatives**	(60,312)	60,312	–	–
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives**	$1,385,077	$–	$–	$1,385,077
Liabilities:
Over-the-counter derivatives**	(1,115,547)	1,115,547	–	–

*
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

**
Over-the-counter derivatives may consist of forward currency contracts and futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

Note 7. Federal Income Tax

As of March 31, 2018, the cost for federal income tax and the components of net unrealized appreciation (depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Merk Hard Currency Fund	$94,602,720	$2,905,110	$(288,426)	$2,616,684
Merk Absolute Return Currency Fund	$20,715,721	$321,485	$(273,994)	$47,491

Distributions paid during the fiscal year ended as noted were characterized for tax purposes as follows:

		Ordinary Income
Merk Hard Currency Fund	2018	$1,066,474
	2017	-
Merk Absolute Return Currency Fund	2018	873,396
	2017	721,042

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
Merk Hard Currency Fund	$870,863	$(8,684,581)	$2,702,545	$(5,111,173)
Merk Absolute Return Currency Fund	114,335	(1,752)	49,069	161,652

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

For tax purposes, the current year post-October loss was $75,846 and $85 for the Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively, (realized during the period November 1, 2017 through March 31, 2018). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2018.

As of March 31, 2018, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

	Short Term	Long Term
Merk Hard Currency Fund	$489,538	$8,119,197
Merk Absolute Return Currency Fund	1,667	–

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For the year ended March 31, 2018, each Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as a result of grantor trusts and currency gain/loss reclassifications.

	Undistributed Net Investment Income	Accumulated Net Realized Loss
Merk Hard Currency Fund	$5,345,288	$(5,345,288)
Merk Absolute Return Currency Fund	35,989	(35,989)

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission’s website www.sec.govand should be read in conjunction with the Merk Hard Currency Fund’s financial statements. As of March 31, 2018 the percentage of the Merk Hard Currency Fund’s net assets invested in the VanEck Merk Gold Trust was 8.1%.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	MARCH 31, 2018

To the Board of Trustees of Forum Funds and
the Shareholders of Merk Hard Currency Fund and
Merk Absolute Return Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund and Merk Absolute Return Currency Fund, each a series of shares of beneficial interest in Forum Funds (the “Funds”), including the schedules of investments, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
May 24, 2018
23

ADDITIONAL INFORMATION (Unaudited)	MARCH 31, 2018

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

24

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$1,011.39	$6.52	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,012.93	$5.32	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$977.98	$6.41	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$980.20	$5.18	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Hard Currency Fund designates 3.72% and Merk Absolute Return Currency Fund designates 0.29% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.
25

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	2	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	2	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	2	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

26

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010- 2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011- 2013; Senior Analyst, Atlantic, 2008-2011

27

[INTENTIONALLY LEFT BLANK]

28

[INTENTIONALLY LEFT BLANK]

29

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

MERK® MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0318

Payson Total Return Fund

ANNUAL REPORT // March 31, 2018

HM Payson

PAYSON TOTAL RETURN FUND
TABLE OF CONTENTS
MARCH 31, 2018

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Additional Information (Unaudited)	17

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

Dear Payson Total Return Fund Shareholder,

The managers of the Payson Total Return Fund (the “Fund”) are pleased to report that the Fund produced a total return of 15.39% for the fiscal year ending March 31, 2018. These results compare favorably to the total return of the S&P 500 (the “Index”) for the same period which produced total returns of 13.99%. These favorable results came about by a disciplined security selection process focusing on companies that are sustaining above averages margins while deploying capital to the benefit of the shareholder. This strategy leads the Fund to be concentrated in certain sectors while underweight others, relative to the Index.

While the US equity markets experienced some price erosion the last two months of the fiscal year, generally stock prices rose through this time period. The combination of low interest rates, low inflation, strong employment results, the passing of favorable tax legislation and continued reduction in regulations all contributed to a continuation of higher corporate earnings this past fiscal year. In addition, foreign economies also experienced positive momentum which in turn helped US companies doing business overseas.

Turning to specific factors that contributed to the Fund’s success this past year, the managers chose to overweight certain companies relative to the weight of the company within the index based on their comparatively superior profit margin and valuation characteristics. At the same time the managers avoided certain sectors they deemed to detract from the portfolio characteristics. The managers of the Fund find that many companies in the Technology sector, for example, exhibit these positive attributes. As the US economy benefits from and becomes increasingly dependent on the productivity improvements that technology can deliver, the sector has become a larger component of the S&P 500. Conversely, low and cyclical margin, capital intensive, highly leveraged sectors such as Energy, Basic Materials and Telecommunications are experiencing declining market capitalization and are shrinking within the Index. These sectors, as such, have a relatively small presence, if any, in the Fund.

The health care sector, where the managers found a number of opportunities that fit their strategy, underperformed the overall Index. More specifically, the pharmaceutical and biotech industries failed to generate the operating results as anticipated over the course of the year. These disappointing results led to relatively poor stock price performance. In addition, uncertainty surrounding the possible imposition of drug price controls by the government have also cast a cloud over the future profitability of the sector. Although the managers continue to find opportunities in this sector generally, they have gradually reduced exposure in this area.

The top five contributors to the Fund’s performance this past year based on their total returns relative to the Index include Amazon Inc. (+63.26%), Mastercard Inc. (+56.81%), Intel Corp. (+48.38%), Visa Inc. (+35.53%) and Accenture (+30.63%). The lowest five contributors in the Fund this past year were Celgene Corp. (-34.08%), Enbridge Inc. (-21.42%), Mylan N.V. (-18.47%), Twenty-First Century Fox Inc. Cl B (-15.74%), Merck & Co. Inc. (-11.51%). Of these five holdings, as of March 31, 2018, the fund continued to hold Merck and Twenty First Century Fox.

The managers of the Fund believe the positive economic backdrop described above has staying power both in the US and overseas and as such they see room for further corporate earnings improvement. Although rising
1

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
MARCH 31, 2018

interest rates have the potential to pose a headwind to the economy and potentially competition, in terms of return, to stocks, the managers do not yet believe we have reached the point that would warrant a change in allocation. In their view, the recent market volatility, brought about in some respect by the rise in interest rates, presents an opportunity to add to equity positions at more favorable valuations while maintaining the strategic discipline of finding companies that meet the manager’s strict characteristic thresholds described above.
2

PAYSON TOTAL RETURN FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the “S&P 500”), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Ten Year
Payson Total Return Fund	15.39%	10.61%	8.43%
S&P 500 Index	13.99%	13.31%	9.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.98%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 805-8258.
3

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Common Stock - 98.9%
Consumer Discretionary - 16.9%
2,560	Amazon.com, Inc. (a)	$3,705,190
26,957	Aptiv PLC	2,290,536
1,322	Booking Holdings, Inc. (a)	2,750,276
7,837	McDonald’s Corp.	1,225,550
200	NVR, Inc. (a)	560,000
10,431	The Home Depot, Inc.	1,859,221
28,148	The TJX Cos., Inc.	2,295,751
12,680	Thor Industries, Inc.	1,460,356
		16,146,880
Consumer Staples - 1.6%
27,515	Unilever PLC, ADR	1,528,733
Energy - 2.9%
34,262	Enbridge, Inc.	1,078,225
17,255	Phillips 66	1,655,100
		2,733,325
Financial - 17.4%
62,376	Aflac, Inc.	2,729,574
24,040	American Express Co.	2,242,451
10,616	Berkshire Hathaway, Inc., Class B (a)	2,117,680
21,251	JPMorgan Chase & Co.	2,336,972
20,995	Mastercard, Inc., Class A	3,677,484
29,100	Visa, Inc., Class A	3,480,942
		16,585,103
Health Care - 16.0%
15,807	Amgen, Inc.	2,694,778
26,621	Danaher Corp.	2,606,462
26,530	Gilead Sciences, Inc.	2,000,097
30,335	Johnson & Johnson	3,887,430
28,845	Merck & Co., Inc.	1,571,187
71,337	Pfizer, Inc.	2,531,750
		15,291,704
Industrials - 8.1%
17,870	CSX Corp.	995,538
38,775	Fortive Corp.	3,005,838
4,227	General Dynamics Corp.	933,744
72,630	General Electric Co.	979,053
14,500	United Technologies Corp.	1,824,390
		7,738,563
Technology - 36.0%
17,804	Accenture PLC, Class A	2,732,914
4,425	Alphabet, Inc., Class A (a)	4,589,345
19,027	Apple, Inc.	3,192,350
Shares	Security Description	Value
Technology - 36.0% (continued)
52,533	Applied Materials, Inc.	$2,921,360
67,903	Cisco Systems, Inc.	2,912,360
3,270	Facebook, Inc., Class A (a)	522,513
14,270	IBM	2,189,446
88,808	Intel Corp.	4,625,121
29,660	Microsoft Corp.	2,707,068
46,035	QUALCOMM, Inc.	2,550,799
28,015	Skyworks Solutions, Inc.	2,808,784
32,000	Worldpay, Inc., Class A (a)	2,631,680
		34,383,740
Total Common Stock (Cost $65,197,275)		94,408,048
Investments, at value - 98.9% (Cost $65,197,275)		$94,408,048
Other Assets & Liabilities, Net - 1.1%		1,081,027
Net Assets - 100.0%		$95,489,075

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$94,408,048
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$94,408,048

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2018.

See Notes to Financial Statements.

4

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	17.1%
Consumer Staples	1.6%
Energy	2.9%
Financial	17.6%
Health Care	16.2%
Industrials	8.2%
Technology	36.4%
100.0%

See Notes to Financial Statements.
5

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $65,197,275)	$94,408,048
Cash	1,500,597
Receivables:
Fund shares sold	210,201
Dividends and interest	31,712
Prepaid expenses	8,826
Total Assets	96,159,384

LIABILITIES
Payables:
Investment securities purchased	523,003
Fund shares redeemed	259
Distributions payable	52,561
Accrued Liabilities:
Investment adviser fees	49,326
Trustees’ fees and expenses	50
Fund services fees	14,855
Other expenses	30,255
Total Liabilities	670,309

NET ASSETS	$95,489,075

COMPONENTS OF NET ASSETS
Paid-in capital	$67,090,679
Distributions in excess of net investment income	(3,254)
Accumulated net realized loss	(809,123)
Net unrealized appreciation	29,210,773
NET ASSETS	$95,489,075

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,375,471

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.76

See Notes to Financial Statements.
6

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $7,772)	$1,512,760
Interest income	10,098
Total Investment Income	1,522,858

EXPENSES
Investment adviser fees	520,190
Fund services fees	178,184
Custodian fees	9,745
Registration fees	20,431
Professional fees	43,345
Trustees’ fees and expenses	9,851
Other expenses	34,020
Total Expenses	815,766

NET INVESTMENT INCOME	707,092

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	2,832,668
Net change in unrealized appreciation (depreciation) on investments	8,633,351
NET REALIZED AND UNREALIZED GAIN	11,466,019
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,173,111

See Notes to Financial Statements.
7

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
OPERATIONS
Net investment income	$707,092	$841,700
Net realized gain	2,832,668	2,414,460
Net change in unrealized appreciation (depreciation)	8,633,351	9,078,816
Increase in Net Assets Resulting from Operations	12,173,111	12,334,976

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(612,740)	(1,076,603)
Net realized gain	(3,736,941)	–
Total Distributions to Shareholders	(4,349,681)	(1,076,603)

CAPITAL SHARE TRANSACTIONS
Sale of shares	13,283,006	5,194,635
Reinvestment of distributions	3,943,748	465,432
Redemption of shares	(8,449,442)	(12,543,894)
Increase (Decrease) in Net Assets from Capital Share Transactions	8,777,312	(6,883,827)
Increase in Net Assets	16,600,742	4,374,546

NET ASSETS
Beginning of Year	78,888,333	74,513,787
End of Year (Including line (a))	$95,489,075	$78,888,333

SHARE TRANSACTIONS
Sale of shares	747,377	347,371
Reinvestment of distributions	223,983	31,121
Redemption of shares	(483,769)	(835,902)
Increase (Decrease) in Shares	487,591	(457,410)

(a) Distributions in excess of net investment income	$(3,254)	$(44)

See Notes to Financial Statements.
8

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Year	$16.14	$13.94	$15.21	$15.22	$13.89
INVESTMENT OPERATIONS
Net investment income (a)	0.14	0.16	0.16	0.16	0.42
Net realized and unrealized gain (loss)	2.33	2.25	(0.76)	0.77	2.23
Total from Investment Operations	2.47	2.41	(0.60)	0.93	2.65

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)	(0.21)	(0.16)	(0.16)	(0.41)
Net realized gain	(0.73)	–	(0.51)	(0.78)	(0.91)
Total Distributions to Shareholders	(0.85)	(0.21)	(0.67)	(0.94)	(1.32)
NET ASSET VALUE, End of Year	$17.76	$16.14	$13.94	$15.21	$15.22
TOTAL RETURN	15.39%	17.41%	(3.94)%	6.32%	19.62%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$95,489	$78,888	$74,514	$76,875	$71,035
Ratios to Average Net Assets:
Net investment income	0.82%	1.10%	1.11%	1.05%	2.84%
Net expenses	0.94%	0.98%	0.97%	0.97%	1.01%
Gross expenses	0.94%	0.98%	0.97%	0.97%	1.01%
PORTFOLIO TURNOVER RATE	38%	30%	55%	41%	47%

(a)	Calculated based on average shares outstanding during each year.

See Notes to Financial Statements.
9

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
10

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
11

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2018, the Fund had $1,250,597 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its
12

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2018 were $36,234,128 and $31,653,905, respectively.

Note 6. Federal Income Tax

As of March 31, 2018, the cost of investments for federal income tax purposes is $65,099,787 and the components of net unrealized appreciation were as follows:

Gross Unrealized Appreciation	$30,053,286
Gross Unrealized Depreciation	(745,025)
Net Unrealized Appreciation	$29,308,261

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$911,875	$1,115,355
Long-Term Capital Gain	3,487,584	–
	$4,399,459	$1,115,355

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$49,307
Capital and Other Losses	(906,611)
Net Unrealized Appreciation	29,308,261
Other Temporary Differences	(52,561)
Total	$28,398,396
13

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, treatment of distributions payable and equity return of capital.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2018. The following reclassification was the result of equity return of capital and has no impact on the net assets of the Fund.

Distributions in Excess of Net Investment Income	$(97,562)
Accumulated Net Realized Gain (Loss)	97,562

For tax purposes, the current year post-October loss was $906,611 for the Payson Total Return Fund (realized during the period November 1, 2017 through March 31, 2018). This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2018.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Payson Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds in Forum Funds since 2009.

Philadelphia, Pennsylvania
May 24, 2018
16

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Shareholder Proxy Vote

At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses –The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
17

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,067.11	$4.74	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$ 4.63	0.92%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 27.34% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Fund also designates 0.53% as qualified interest income exempt from U.S. tax for foreign shareholders (Qll).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.
18

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds

19

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)
Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011

20

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

230-ANR-0318

HMPayson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,200 in 2017 and $191,300 in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2018.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $37,000 in 2017 and $37,500 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2017 and $0 in 2018. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	May 29, 2018

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	May 29, 2018